SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )
                                             ---



FILED BY THE REGISTRANT   [ X ]
FILED BY A PARTY OTHER THAN THE REGISTRANT   [   ]
CHECK THE APPROPRIATE BOX:
[    ]    PRELIMINARY PROXY STATEMENT
[  X ]    DEFINITIVE PROXY STATEMENT
[    ]    DEFINITIVE ADDITIONAL MATERIALS
[    ]    SOLICITING MATERIAL PURSUANT TO SECTION 240.14A-11(C) OR SECTION
          240.14A-12


                                FX ENERGY, INC.
                (Name of Registrant as Specified In Its Charter)


                                FX ENERGY, INC.
                  (Name of Person(s) Filling Proxy Statement)


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[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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Set forth the amount on which the filing fee is calculated and state how it was determined.

[   ]Check box if any part of the fee is offset as provided by Exchange Act Rule
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                                FX ENERGY, INC.

                                 May 14, 1997


Dear FX Energy Stockholder:

     Our Proxy Statement for the 1997 Annual Stockholders' Meeting of FX Energy, Inc. (the "Company"), is enclosed. At this meeting, we will seek your support for the election of Directors, for approval of a number of proposals detailed in the Proxy Statement designed to assist the Company in maximizing stockholder value in the event of a proposed corporate acquisition, and for the approval of our 1996 Stock Option Plan. These proposals, sometimes referred to as "anti-takeover" measures, are intended to protect the stockholders in the case of a takeover attempt that, in the opinion of the Board of Directors, may not be in the best interests of all of the Company's stockholders. These proposals should enhance present management's bargaining power with potential bidders, but may have the effect of entrenching management, which would make takeover attempts more difficult. For a detailed discussion of the effects of these anti-takeover proposals, stockholders are urged to review carefully the material in the enclosed Proxy Statement under the caption, "Proposal 2: Amendments to the Articles of Incorporation."

     Although the Board of Directors has no knowledge of any proposal or intent by any party to acquire or seek a change in control of the Company or to accumulate stock in the Company leading to such a possible acquisition or change, ongoing merger and acquisition activity generally, as well as in the oil and gas exploration industry in particular, prompted the Board of Directors and executive management to review the Company's position and strategic alternatives in the event of a possible acquisition effort involving the Company. The Board of Directors believes that the Company may be an attractive takeover candidate in view of the nature and extent of its exploration projects in Poland, where the Company has a number of existing oil and gas exploration prospects, has access to previously collected geological and geophysical data, and has been able to build strategic alliances with industry partners to diversify the risk and cost of exploration. In addition, the Board of Directors is concerned that the Company may be particularly vulnerable from time to time in the future because of the nature of its exploration efforts in Poland. For example, preliminary and inconclusive results of specific drilling or other exploration activity, particularly initially, may lead the Board of Directors to conclude that it is impossible, impracticable, or otherwise not in the stockholders' best interests to consider a specific transaction unless and until more conclusive results are obtained.

     In the event of a possible attempted takeover, the Company believes it in the best interests of all stockholders to encourage bidders to negotiate with the Board of Directors, which knows the status of the Company's current exploration and development plans, its exploration possibilities, and its long-term potential value. If a bidder elects not to negotiate with the Board of Directors or wants to proceed with a hostile takeover attempt, notwithstanding the conclusion of the board that the terms are not fair to the stockholders, the Board of Directors believes that it is important that the Company have available to it a number of tools designed to protect against corporate raiders not interested in protecting existing stockholders or maximizing their value. Therefore, the Board of Directors recommends that the stockholders place these tasks in the hands of the board, even though the board recognizes that the Directors' opinion of such strategies or the fairness of a proposed transaction may not be shared by other stockholders and that the existence of these anti-takeover measures may prevent takeovers considered desirable by certain stockholders.

     These are important considerations for all stockholders. Therefore, the Board urges you to review each of these proposals carefully. The enclosed Proxy Statement discusses the intended benefits as well as possible disadvantages of these provisions.

     Your Board of Directors believes that the adoption of all of the proposals, including the anti-takeover provisions, is in the best interests of all stockholders and that all disadvantages are more than offset by the benefits to the Company and its stockholders if these proposals are approved.

                                Sincerely,

                                FX ENERGY, INC.




                                David N. Pierce
                                President

DNP:sp

                                FX ENERGY, INC.
                      3006 SOUTH HIGHLAND DRIVE, SUITE 206
                          SALT LAKE CITY, UTAH  84106

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 24, 1997

TO THE STOCKHOLDERS OF FX Energy, Inc.:

     The 1997 Annual Meeting of the stockholders (the "Annual Meeting") of FX Energy, Inc. (the "Company"), will be held at the Uintah Room, Little America Hotel, 500 South Main Street, Salt Lake City, Utah, , Salt Lake City, Utah, on June 24, 1997. The Annual Meeting will convene at 10:00 a.m. , local time, to consider and take action on the following proposals:

(1) To elect three Directors to serve until the expiration of their respective terms and until their respective successors are elected and qualified;

(2) To approve proposed amendments to the Company's Articles of Incorporation and bylaws that would make certain general modernizing changes and put in place certain measures designed to assist the Company in maximizing stockholder value in the event of a proposed corporate acquisition, including provisions that would:
     (a)  Make general modernizing changes;
     (b) Cause the Company to specifically opt out of certain anti-takeover statutes in Nevada while remaining subject to similar statutes in other states;
     (c) Increase the Company's authorized capitalization to 30,000,000 shares of common stock, retaining the 5,000,000 shares of preferred stock currently authorized;
     (d) Make certain modernizing changes to article provisions providing for the indemnification of officers, Directors, and others;
     (e)  Require advance notice for the nomination of Directors;
     (f) Grant cumulative voting on the election of Directors if a person or group of related persons owning in excess of 30% of the Common Stock opposes management of the Company in a separate Proxy solicitation or in an election contest;
     (g) Require advance notice regarding business to be conducted at stockholders' meetings;
     (h) Deny action by the written consent of the holders of a majority of the voting shares;
     (i) Prohibit the Company from paying a premium upon the redemption of stock in excess of the fair market value of such stock from a stockholder that has acquired 10% or more of the Common Stock;
     (j) Authorize the Board of Directors to consider all relevant factors in evaluating a proposed tender offer or other attempted takeover;
     (k) Require an affirmative vote of stockholders holding at least two-thirds of the Common Stock to approve a business combination with a person or group of related persons owning in excess of 10% of the Common Stock unless such business combination requires the payment of a fair price for the Company's stock, prohibits the Company from entering into certain transactions or taking certain actions with related parties and requires prior notice to have been provided to the stockholders or, alternatively, the business combination is approved by two-thirds of the Directors that were not elected by or at the request of the interested person or persons; and
     (l) Provide that the Rights granted to the stockholders pursuant to the Stockholder Rights Plan may only be redeemed by the Rights Redemption Committee consisting of at least three continuing Directors, at least a majority of whom are not employees of the Company.
(3)  To approve the FX Energy, Inc., 1996 Stock Option and Award Plan; and

(4) To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

     ONLY OWNERS OF RECORD OF THE 12,584,381 SHARES OF THE COMPANY'S COMMON STOCK ISSUED AND OUTSTANDING AS OF THE CLOSE OF BUSINESS ON MAY 9, 1997, (THE "RECORD DATE"), WILL BE ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING. EACH SHARE OF COMMON STOCK IS ENTITLED TO ONE VOTE.

     HOLDERS OF AT LEAST A MAJORITY OF THE SHARES OF COMMON STOCK OUTSTANDING ON THE RECORD DATE MUST BE REPRESENTED AT THE MEETING TO CONSTITUTE A QUORUM FOR CONDUCTING BUSINESS.

     THE ATTENDANCE AT AND/OR VOTE OF EACH STOCKHOLDER AT THE ANNUAL MEETING IS IMPORTANT, AND EACH STOCKHOLDER IS ENCOURAGED TO ATTEND.

                              FX ENERGY, INC.
                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Andrew W. Pierce, Secretary
Salt Lake City, Utah
DATED:  May 14, 1997


                                   IMPORTANT
REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE FILL IN, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE SELF-ADDRESSED, STAMPED ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                                SPECIAL REQUEST
IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, NOMINEE, OR OTHER INSTITUTION, ONLY IT CAN VOTE YOUR SHARES. PLEASE CONTACT PROMPTLY THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND GIVE INSTRUCTIONS FOR YOUR SHARES TO BE VOTED.

                                   FX ENERGY, INC.
                         3006 SOUTH HIGHLAND DRIVE, SUITE 206
                             SALT LAKE CITY, UTAH  84106

                                   PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the management of FX Energy, Inc. (the "Company"), to be voted at the annual meeting of stockholders to be held at the Uintah Room, Little America Hotel, 500 South Main Street, Salt Lake City, Utah, Salt Lake City, Utah, on June 24, 1997, at 10:00 a.m., local time, or at any adjournment thereof (the "Annual Meeting"). The enclosed Proxy, when properly executed and returned in a timely manner, will be voted at the Annual Meeting in accordance with the directions set forth thereon. If no instructions are indicated on the enclosed Proxy, the Proxy will be voted at the Annual Meeting:

(1) FOR the election of three nominees of management set forth herein as Directors of the Company to serve as Directors until the expiration of their respective terms and until their successors are elected and qualified;

(2) FOR approval of the amendment of the Company's Articles of Incorporation and bylaws to make certain general modernizing changes and put in place certain measures designed to assist the Company in maximizing stockholder value in the event of a proposed corporate acquisition, including provisions that would:

(a)  Make general modernizing changes;
(b) Cause the Company to specifically opt out of certain anti-takeover statutes in Nevada while remaining subject to similar statutes in other states;
(c) Increase the Company's authorized capitalization to 30,000,000 shares of common stock, retaining the 5,000,000 shares of preferred stock currently authorized;
(d) Make certain modernizing changes to article provisions providing for the indemnification of officers, Directors, and others;
(e)  Require advance notice for the nomination of Directors;
(f) Grant cumulative voting on the election of Directors if a person or group of related persons owning in excess of 30% of the Common Stock opposes management of the Company in a separate Proxy solicitation or in an election contest;
(g) Require advance notice regarding business to be conducted at stockholders' meetings;
(h) Deny action by the written consent of the holders of a majority of the voting shares;
(i) Prohibit the Company from paying a premium upon the redemption of stock in excess of the fair market value of such stock from a stockholder that has acquired 10% or more of the Common Stock;
(j) Authorize the Board of Directors to consider all relevant factors in evaluating a proposed tender offer or other attempted takeover;
(k) Require an affirmative vote of stockholders holding at least two-thirds of the Common Stock to approve a business combination with a person or group of related persons owning in excess of 10% of the Common Stock unless such business combination requires the payment of a fair price for the Company's stock, prohibits the Company from entering into certain transactions or taking certain actions with related parties and requires prior notice to have been provided to the stockholders or, alternatively, the business combination is approved by two-thirds of the Directors that were not elected by or at the request of the interested person or persons; and
(l) Provide that the Rights granted to the stockholders pursuant to the Stockholder Rights Plan may only be redeemed by the Rights Redemption Committee consisting of at least three continuing Directors, at least a majority of whom are not employees of the Company.

(3) FOR approval of the FX Energy, Inc. 1996 Stock Option and Award Plan (the "Plan"); and

(4) IN accordance with the best judgment of the persons acting as proxies on other matters presented for a vote.

     The enclosed Proxy, even though executed and returned to the Company, may be revoked at any time before it is voted, either by giving a written notice, mailed or delivered to the secretary of the Company, by submitting a new Proxy bearing a later date, or by voting in person at the Annual Meeting. If the Proxy is returned to the Company without specific direction, the Proxy will be voted in accordance with the Board of Directors' recommendations as set forth above.

     The entire expense of this Proxy solicitation will be borne by the Company. In addition to this solicitation, officers, Directors, and regular employees of the Company, who will receive no extra compensation for such services, may solicit proxies by mail, by telephone, or in person. This statement and form of Proxy were first mailed to stockholders on or about May 14, 1997.

     Only holders of the Company's 12,584,381 shares of Common Stock, par value $0.001 (the "Common Stock"), issued and outstanding as of the close of business on May 9, 1997 (the "Record Date"), will be entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. Holders of at least a majority of the 12,584,381 shares of Common Stock outstanding on the Record Date must be represented at the Annual Meeting to constitute a quorum for conducting business.

     All properly executed and returned proxies as well as shares represented in person at the meeting will be counted for purposes of determining if a quorum is present, whether the proxies are instructed to abstain from voting or consist of broker non-votes. Under Nevada corporate law and the Company's articles of incorporation and bylaws, the election of Directors requires a vote by a plurality of the shares present at the Annual Meeting, and amendment of the articles of incorporation requires approval by a majority of the issued and outstanding shares entitled to vote. All other matters except certain specified extraordinary matters are considered approved by the stockholders if approved by at least a majority of the shares present at a meeting of the stockholders at which a quorum is present. Therefore, abstentions and broker non-votes will have the same legal effect as a vote against matters other than the election of Directors; abstentions and broker non-votes will not be counted for the election of Directors.


     Officers and Directors holding an aggregate of 911,193 shares of Common Stock, or approximately 7.2% of the issued and outstanding shares, have indicated their intent to vote in favor of all proposals.


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                       PROPOSAL 1:  ELECTION OF DIRECTORS

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GENERAL

     The Company's articles of incorporation provide that the Board of Directors shall be divided into three classes, with each class as equal in number as practicable. One class is to be elected each year for a three-year term. At the Annual Meeting, three Directors will be elected to each serve a three-year term.

     It is intended that votes will be cast, pursuant to authority granted by the enclosed Proxy when properly executed and returned to the Company, for the election of the nominees named below as Directors of the Company, except as otherwise specified in the Proxy. In the event a nominee shall be unable to serve, votes will be cast, pursuant to authority granted by the enclosed Proxy, for such person as may be designated by the Board of Directors. Biographical information follows for each person nominated and for each Director whose term of office will continue after the Annual Meeting. The officers of the Company are elected at the annual meeting of the Board of Directors to hold office until their respective successors are elected and qualified. The information concerning the nominees and Directors and their security holdings has been furnished by them to the Company. (See "PRINCIPAL STOCKHOLDERS" below.)


EXECUTIVE OFFICERS, DIRECTORS, AND NOMINEES

     The Board of Directors' nominees for election as Directors of the Company at the Annual Meeting are Andrew W. Pierce, Jay W. Decker, and Jerzy B. Maciolek. The following table sets forth the name, age, term of Directorship, and principal business experience of each executive officer and Director of the Company who has served in such position since the Company's last fiscal year:



                     DIREC    YEAR     BUSINESS EXPERIENCE DURING PAST
    NAME       AGE    TOR     TERM     FIVE YEARS AND OTHER INFORMATION
                     SINCE   EXPIRES

David N.        50   1992     1999     President and Director of the Company
Pierce                                 since 1992.  For over three years prior
                                       to 1992, Vice-President and Director of
                                       the Company's predecessor, Frontier
                                       Exploration Company ("Exploration"), co-
                                       founded with his brother, Andrew W.
                                       Pierce, in January 1989 and acquired by
                                       the Company in March 1992.  Executive
                                       capacities with privately held oil and
                                       gas companies since 1979.  An attorney
                                       with over 20 years' experience in natural
                                       resources, securities and international
                                       business law.  Graduate of Princeton
                                       University and Stanford Law School.

Andrew W.       49   1992     1997     Vice-president and Director of the
Pierce                                 Company since 1992.  For over three years
                                       prior to 1992, President and Director of
                                       the Company's predecessor, co-founded
                                       with his brother, David N. Pierce, in
                                       January 1989.  Over 20 years' oil and gas
                                       exploration, drilling, production and
                                       leasing experience, with primary
                                       management and line responsibility for
                                       drilling and completion operations on
                                       more than 60 oil and gas wells in
                                       Montana, Wyoming, Utah, and Nevada.
                                       Supervises all field operations of the
                                       Company.

Thomas B.       60   1995     1998     Vice-chairman of the Board of Directors
Lovejoy                                and a Director of the Company.  Engaged
                                       in financial advisory and investment
                                       banking activities since 1961.  In
                                       November 1992, formed Lovejoy Associates,
                                       Inc., Greenwich, Connecticut, to provide
                                       financial strategic advice respecting
                                       private placements, mergers and
                                       acquisitions and other financial
                                       alternatives.  For three years prior to
                                       forming Lovejoy Associates, Inc.,
                                       managing Director and head of natural
                                       resource, utility, and mining groups for
                                       Prudential Securities, Inc., New York
                                       City.  From 1980 to 1988, managing
                                       Director, and head of the energy, and
                                       natural resources group of Paine Webber,
                                       Inc.  Since 1993, a Director of Scaltech,
                                       Inc., Houston, Texas, which processes
                                       petroleum refinery oily waste.  Received
                                       MBA from Harvard Business School and BS
                                       from the Massachusetts Institute of
                                       Technology.

Peter L.        58   1996     1999     Director. For over 25 years, employed by
Raven                                  Ultramar, PLC, London, England, a British
                                       holding company for a world-wide group of
                                       operating companies engaged in
                                       exploration for, and production of, crude
                                       oil and natural gas, and shipping,
                                       refining, and marketing of crude oil and
                                       petroleum products.  From 1957 through
                                       1985, various positions with Ultramar and
                                       its U.K. and American subsidiaries,
                                       including chief financial officer of
                                       Ultramar PLC.  From 1985 through 1988,
                                       executive vice-president, and from 1988
                                       through 1992, president  of American
                                       Ultramar. Graduate of the Downside School
                                       in England, the Institute of Chartered
                                       Accountants in 1962, and the Harvard
                                       Business School Advanced Management
                                       Program in 1987.

Scott J.        48   1993     1998     Vice-president, Treasurer and Director.
Duncan                                 Financial consultant to the Company from
                                       its inception in 1992 through April 1993,
                                       when he became a full-time employee.
                                       From December 1988 through February 1992,
                                       a Director and principal stockholder of
                                       MusicNet Holding Company, Salt Lake City,
                                       Utah, and an executive officer of
                                       MusicNet from  March 1989 until February
                                       1992.  Served as president, Director and
                                       principal stockholder of Hastings Corp.,
                                       Salt Lake City, Utah, from May 1990 until
                                       January 1992, when it acquired Anodyne
                                       Corporation, a Whitmore Lake, Michigan,
                                       manufacturer of a patented lift device.
                                       Graduate of the University of Utah School
                                       of Business.

Jay W. Decker   45   1996     1997     Director.  Executive vice-president and a
                                       Director of Hugoton Energy Corporation, a
                                       public independent oil company, since
                                       September 1995.  From 1989 until its
                                       merger into Hugoton, was the president
                                       and chief executive officer of
                                       Consolidated Oil & Gas, Inc., a private
                                       independent oil company based in Denver,
                                       Colorado. Between 1989 and 1995, oversaw
                                       and directed the growth of Consolidated
                                       and its predecessor company from start-up
                                       until merger with Hugoton, at a net asset
                                       value of more than $100 million.  Prior
                                       to 1989, served as vice-president of
                                       operations for General Atlantic Energy
                                       Company and in various capacities for
                                       Peppermill Oil Company, Wainoco Oil &
                                       Gas, and Shell Oil Company.  Received his
                                       B.S. degree from the University of
                                       Wyoming.  Also a Director of Patina Oil &
                                       Gas Corporation, an independent public
                                       oil company.

Jerzy B.        46   1996     1997     Vice-president and Director.  Employed by
Maciolek                               the Company in September 1995.
                                       Instrumental in the Company's exploration
                                       efforts. Serves as a member of the
                                       advisory board of the Polish Oil and Gas
                                       Company.  Prior to becoming a Company
                                       employee, a private consultant for over
                                       five years, including consulting on
                                       hydrocarbon potential of Poland and
                                       Kazakhstan, translating and interpreting
                                       geological and geophysical information
                                       for several integrated hydrocarbon
                                       potential reports on Poland and
                                       Kazakhstan, and developing applied
                                       integrated geophysical interpretations
                                       over gold mines in Nevada, California,
                                       and Mexico.  Since 1992, has also
                                       provided consulting services to the
                                       Company regarding exploration projects in
                                       the western United States and Poland.
                                       Received a master's degree in exploration
                                       geophysics from the Mining and Metallurgy
                                       Academy in Krakow, Poland.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors had one formal meeting during 1996 and one meeting to date in 1997. The Directors also discussed the business and affairs of the Company informally on numerous occasions throughout the year and took several actions through unanimous written consents in lieu of meetings.

     In June 1996, the Board of Directors appointed Messrs. Lovejoy and Raven to the newly-formed audit committee and compensation committee. On his appointment as a Director in September 1996, Mr. Decker was appointed to serve as a member of both committees.

     The audit committee met once during 1996 and has met once to date in 1997 to review the results of auditing the 1996 financial statements of the Company by its auditor. The audit committee recommends the selection of independent auditors, approves the scope of audit and related fees, and reviews financial reports, audit results, internal accounting procedures, and programs to comply with applicable requirements relating to financial accountability. The audit committee's responsibilities were expanded in February 1997 to include compliance responsibilities to develop policies and procedures for compliance by the Company and its officers and Directors with applicable laws and regulations.

     The compensation committee met once during 1996 to approve stock option grants and bonus payments for the 1996 year. The compensation committee has met once to date in 1997. The compensation committee has the responsibility of reviewing performance of senior management, recommending compensation, and developing compensation strategies and alternatives throughout the Company.

     In connection with the adoption of the Stockholder Rights Plan, the Board of Directors also formed a Rights Redemption Committee to perform certain functions in accordance with such plan and appointed Messrs. David N. and Andrew
W. Pierce, Lovejoy, Raven, and Decker to such committee. The Rights Redemption Committee has not met.

VOTE REQUIRED

     Directors are elected by the affirmative vote of the holders of a plurality of the shares of Common Stock voted at the Annual Meeting. Abstentions and broker non-votes will not be counted in the election of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES OF MANAGEMENT SET FORTH HEREIN AS DIRECTORS OF THE COMPANY, TO SERVE IN SUCH CAPACITIES UNTIL THE EXPIRATION OF THEIR TERM AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Unless otherwise indicated, the terms of the following transactions between related parties were not determined as a result of arm's length negotiations.

     Amounts Due to and from Affiliates

     During 1994, David N. Pierce and Andrew W. Pierce provided their management services to the Company through Pierce-Arrow Management, Inc. ("Pierce-Arrow"), a company which they own. Total amounts accrued to Pierce-Arrow were $195,067 for 1994. As of December 31, 1995, the Company owed Pierce-Arrow a total of $95,005, including interest at 9% of $17,997. These amounts were paid in 1996. There has been no independent review or determination of the fairness or reasonableness of the terms of the arrangements between the Company and Pierce-Arrow.

     Interim Loan Commitment; Consulting Agreement

     Effective August 3, 1995, the Company entered into a loan agreement with an existing stockholder, Thomas B. Lovejoy, which provided for borrowing, with interest at the stockholder's borrowing rate plus 2%, through March 31, 1996.
No amounts were borrowed by the Company under this credit facility prior to its expiration on March 31, 1996. The Company subsequently entered into a formal consulting agreement, effective August 3, 1995, with Mr. Lovejoy's company, Lovejoy Associates, Inc., under which it advises the Company respecting future financing alternatives, identification of possible sources of debt and equity financing, with particular emphasis on funding for the Baltic Concession, and the Company's relationship with the investment community, at a fee of $10,000 per month commencing October 15, 1995, and continuing through December 31, 1997. The Company agreed to reimburse the consultant for out-of-pocket expenses.

     In consideration of the consulting agreement and the loan agreement, the Company issued to Lovejoy Associates, Inc., 200,000 shares of restricted Common Stock and granted to Mr. Lovejoy options to purchase 350,000 shares of Common Stock at an exercise price of $3.00 per share. The Company recognized $400,000 as compensation expense in connection with the issuance of such 200,000 shares. The options are currently exercisable to purchase 250,000 shares of Common Stock and become exercisable respecting an additional 100,000 shares on December 31, 1997, unless the consulting agreement with Lovejoy Associates, Inc., has previously been terminated by the Company for cause. The options may be exercised at any time within five years after they become exercisable. The Company has agreed to register the resale of shares of Common Stock issuable on the exercise of the options. At the optionee's election, any tax withholding obligation may be satisfied by the optionee tendering shares of Common Stock to the Company or by the Company withholding shares otherwise issuable on exercise of the options. The foregoing was the result of arm's length negotiations.

PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of the Record Date, the name, address and shareholdings of each person who owns of record, or was known by the Company to own beneficially, 5% or more of the Common Stock currently issued and outstanding; the name and shareholdings of each Director; and the shareholdings of all executive officers and Directors as a group. Unless otherwise indicated, all shares consist of Common Stock, and all such shares are owned beneficially and of record by the named person or group.
                                                            PERCENTAGE
                            NATURE OF                           OF
 NAME OF BENEFICIAL OWNER   OWNERSHIP     AMOUNT(1)        OWNERSHIP(2)


DIRECTORS AND PRINCIPAL STOCKHOLDERS

 David N. Pierce           Common Stock     152,993 (3)        1.2%
                           Options          825,000 (7)        6.2%

                           Total            977,993            7.3%

 Andrew W. Pierce          Common Stock     125,200 (4)        1.0%
                           Options          765,000 (7)        5.7%

                           Total            890,200            6.7%

 Thomas B. Lovejoy         Common Stock     419,000 (5)        3.3%
                           Options          415,000 (7)        3.2%

                           Total            834,000            6.4%

 Scott J. Duncan           Common Stock     174,000 (6)        1.4%
                           Options          105,000 (7)        0.8%

                           Total            279,000            2.2%

 Peter L. Raven            Common Stock      40,000           --
                                              6,000           --

                                             46,000           --

 Jay W. Decker             Options            6,000 (7)       --

 Jerzy B. Maciolek         Options          215,000 (7)        1.7%


ALL EXECUTIVE OFFICERS     Common Stock     911,193            7.2%
AND DIRECTORS AS A GROUP   Options        2,337,000           15.7%
(7 PERSONS)

                           Total          3,248,193           21.8%


(1) Except as otherwise noted, shares are owned beneficially and of record, and such record stockholder has sole voting, investment, and dispositive power.
(2) Calculations of total percentages of ownership outstanding for each individual assumes the exercise of options held by that individual to which the percentage relates. Percentages calculated for totals of all executive officers and Directors as a group assume the exercise of all options held by the indicated group.
 (3) Includes 49,993 shares held by Mr. Pierce jointly with his wife, Mary Phillips; 19,000 shares held by Mary Phillips; 40,000 shares held by Mr. Pierce as custodian for minor children; 21,000 shares held by Alysa Thirsk, an adult child living in Mr. Pierce's household; and 23,000 held by Mary Phillips as custodian for a minor child. Mr. Pierce is deemed to hold or
     share voting and dispositive power over all of such shares.   Mr. Pierce's
     address is in care of the Company.
(4) Includes 10,000 shares held by a minor child. Mr. Pierce is deemed to hold dispositive power over all of such shares. Mr. Pierce's address is in care of the Company.
(5) Includes 12,000 shares held in trust for the benefit of Mr. Lovejoy's children, 49,500 shares held in Mr. Lovejoy's IRA account, and 208,000 shares held by Lovejoy Associates, Inc., (of which Mr. Lovejoy is sole owner). Mr. Lovejoy is deemed to hold dispositive power over all of such shares. Mr. Lovejoy's address is 48 Burying Hill Road, Greenwich CT
     06831.
(6) Includes 122,000 shares held by Mr. Duncan jointly with his wife, Cathy H. Duncan; 6,000 shares held solely by Cathy H. Duncan; and 46,000 shares held by Cathy Duncan as custodian for minor children. Mr. Duncan is deemed to hold or share voting and dispositive power over all of such shares.
(7) These options give the holders the right to acquire shares of Common Stock at prices ranging from $1.50 to $8.875 per share with various expiration dates ranging from May 1998 to June 2004. Certain of the options are subject to vesting requirements but are reflected in the table as being fully vested and exercisable. See "ITEM 10. EXECUTIVE COMPENSATION:
     Options and Warrants to Executive Officers, Directors, and Others."


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company. Officers, Directors, and greater than 10% stockholders are required to furnish the Company with copies of all section 16(a) forms they file.

     Based solely upon a review of Forms 3, 4, and 5, and amendments thereto, furnished to the Company during or respecting its last fiscal year ended December 31, 1996, no person who, at any time during the most recent fiscal year, was a Director, officer, beneficial owner of more than 10% of any class of equity securities of the Company or any other person known to be subject to
Section 16 of the Exchange Act failed to file, on a timely basis, reports required by Section 16(a) of the Exchange Act, except that Jay W. Decker did not timely report the grant of options to purchase 6,000 shares of Common Stock in connection with his appointment as a Director.


EXECUTIVE COMPENSATION

     Summary Compensation

     The following table sets forth, for the last three fiscal years of the Company, the annual and long term compensation earned by, awarded to, or paid to the person who was chief executive officer of the Company and each other executive officer of the Company as of the end of the last fiscal year (the "Named Executive Officers").

                                                             LONG TERM COMPENSATION

                               ANNUAL COMPENSATION              AWARDS          PAYOUTS

      (A)          (B)       (C)       (D)      (E)        (F)        (G)         (H)      (I)

                                               OTHER    RESTRICTE  SECURITIES              ALL
                  YEAR                         ANNUAL    D STOCK   UNDERLYING             OTHER
   NAME AND       ENDED    SALARY     BONUS   COMPEN-   AWARD(S)    OPTIONS/     LTIP    COMPEN-
   PRINCIPAL      DEC.     ($)(1)      ($)     SATION      ($)        SARS      PAYOUTS   SATION
   POSITION        31,                           ($)                 (NO.)        ($)      ($)

David N. Pierce   1996     $129,000 $80,000      --        --          75,000     --       --
President (CEO)   1995     $120,000  --          --        --         100,000     --       --
                  1994      $99,569  --          --        --         500,000     --       --

Andrew W.         1996     $111,753 $80,000      --        --          65,000     --       --
Pierce
Vice-President    1995       75,000    --        --        --          50,000     --       --
(COO)             1994       93,303    --        --        --         500,000     --       --

Scott J. Duncan   1996      $67,500 $50,000      --        --          55,000     --       --
Treasurer         1995       60,000    --        --        --          50,000     --       --
                  1994       60,000    --        --        --          --         --       --

Jerzy B.          1996      $87,000 $80,000      --        --          65,000     --       --
Maciolek
Vice-President    1995       25,000    --        --        --         200,000     --       --

(1) Figures shown for David N. Pierce and Andrew W. Pierce include the payment of amounts to Pierce-Arrow Management, Inc., owned by David N. Pierce and Andrew W. Pierce.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table sets forth information respecting all individual grants of options and stock appreciation rights ("SARs") made during the last completed fiscal year to the Named Executive Officers of the Company.

      (A)             (B)          (C)           (D)             (E)
                   NUMBER OF   % OF TOTAL
                  SECURITIES  OPTIONS/SARS
                               GRANTED TO
                 OPTIONS/SAR    EMPLOYEES    EXERCISE OR
      NAME        USDGRANTED     DURING      BASE PRICE    EXPIRATION DATE
                     (NO.)     FISCAL YEAR    ($/SHARE)


David N. Pierce     75,000        15.1%        $8.875     November 4, 2001
Andrew W. Pierce    65,000        13.0%        $8.875     November 4, 2001
Scott J. Duncan     55,000        11.0%        $8.875     November 4, 2001
Jerzy Maciolek      65,000        13.0%        $8.875     November 4, 2001

See below for a discussion of the terms of the options granted to executive officers.

AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION/SAR
VALUES

    The following table sets forth information respecting the exercise of options and SARs during the last completed fiscal year by the Named Executive Officers and the fiscal year end values of unexercised options and SARs.

      (A)             (B)           (C)               (D)                   (E)
                                             NUMBER OF SECURITIES  VALUE OF UNEXERCISED
                                                  UNDERLYING           IN-THE-MONEY
                                                  UNEXERCISED       OPTIONS/SARS AT FY
                                              OPTIONS/SARS AT FY          END ($)
                    SHARES         VALUE           END (NO.)
     NAME         ACQUIRED ON     REALIZED       EXERCISABLE/          EXERCISABLE/
                   EXERCISE         ($)          UNEXERCISABLE       UNEXERCISABLE(1)
                     (NO.)

David N. Pierce       --             --        487,500/337,500(2)  $3,051,563/1,889,063
Andrew W.             --             --       432,500/332,500(3)   $2,737,188/1,887,188
Pierce
Scott J. Duncan       --             --        77,500/27,500(4)       $322,813/10,313
Jerzy B.              --             --        232,500/32,500(5)     $1,562,188/12,188
Maciolek

(1) Based on the closing sales price for the Common Stock of $9.25 on December 31, 1996.
(2) Includes options to purchase 150,000 shares of Common Stock at any time through May 6, 1998, at an exercise price of $1.50 per share; 500,000 shares of Common Stock exercisable in installments of 100,000 shares per year commencing June 1, 1995, at an exercise price of $3.00 per share through June 9, 1999; 100,000 shares of Common Stock at any time through October 5, 2000, at an exercise price of $3.00 per share; and 75,000 shares of Common Stock exercisable in installments of 37,500 shares per year commencing on November 5, 1996, at an exercise price of $8.875 per share through November 4, 2001.
(3) Includes options to purchase 150,000 shares of Common Stock at any time through May 6, 1998, at an exercise price of $1.50 per share; 500,000 shares of Common Stock exercisable in installments of 100,000 shares per year commencing June 1, 1995, at an exercise price of $3.00 per share through June 9, 1999; 50,000 shares of Common Stock at any time through October 5, 2000, at an exercise price of $3.00 per share; and 65,000 shares of Common Stock exercisable in installments of 32,500 shares per year commencing on November 5, 1996, at an exercise price of $8.875 per share through November 4, 2001.
(4) Includes options to purchase 50,000 shares of Common Stock at any time through October 5, 2000, at an exercise price of $3.00; and 55,000 shares of Common Stock exercisable in installments of 27,500 shares per year commencing on November 5, 1996, at an exercise price of $8.875 per share through November 4, 2001.
(5) Includes options to purchase 200,000 shares of Common Stock at any time through August 30, 2000, at an exercise price of $1.50; and 65,000 shares of Common Stock exercisable in installments of 32,500 shares per year commencing on November 5, 1996, at an exercise price of $8.875 per share through November 4, 2001. Subsequent to December 31, 1996, Mr. Maciolek exercised options to purchase 50,000 shares of Common Stock at an exercise price of $1.50 per share.
     Directors' Compensation

     The Company reimburses its Directors for costs incurred by them in attending meetings of the Board of Directors and its committees. In addition, the Company has agreed to pay Thomas B. Lovejoy's company, Lovejoy Associates, Inc., $10,000 per month for certain consulting services, including Mr. Lovejoy's services as a Director.

     In connection with Peter L. Raven's appointment to the Board of Directors, the Company issued 6,000 shares of Common Stock to Mr. Raven as compensation for services as a Director during 1996. During 1997, Mr. Raven will receive a cash fee of $26,250 and seven-year options to purchase 6,000 shares of Common Stock at $10.25 per share, the market price of the Common Stock as of the date of grant.

     In connection with Jay W. Decker's appointment to the Board of Directors in July 1996, the Company granted Mr. Decker five-year options to purchase 6,000 shares of Common Stock at an exercise price of $5.75 per share, the market price of the Common Stock as of the date of grant, and agreed to pay annual cash compensation of $18,000.

     The Company does not pay any separate compensation to employees who serve on the Board of Directors.

     Employment Agreements, Termination of Employment, and Change in Control

     David N. Pierce and Andrew W. Pierce, officers and Directors, are employed by the Company under three-year employment agreements effective through December 1, 2000, providing for annual salaries during 1997 of $153,456 and $114,267, respectively, with annual increases of at least 7.5% and bonus compensation, as determined by the Company's Board of Directors or the compensation committee. Each employment agreement, as amended, provides that on the initiation of the Company's first test well in its Baltic Concession in Poland, the executive employee is entitled to receive a bonus in the form of a $100,000 credit that may be applied against the exercise of options to purchase Common Stock. The term of each employment agreement are automatically extended for an additional year on the anniversary date of such agreement. In the event of termination of employment resulting from a change in control of the Company not approved by the Board of Directors, each of the above employees would be entitled to a termination payment equal to 150% of his annual salary at the time of termination and the value of previously granted employee benefits, including the repurchase of outstanding options.

     Effective April 18, 1997, the Company entered into an employment agreement with Scott J. Duncan, an officer and director, on terms substantially similar to those agreements with Messrs. Pierce, at an annual salary of $90,000.

     On July 1, 1996, the Company entered into a three-year employment agreement with Jerzy B. Maciolek, who is an officer of the Company, providing for an initial annual salary of $96,000 with an annual increase to be determined by the Company's Board of Directors or a compensation committee. The employment agreement also provides for annual bonuses of up to $100,000, payable in cash or stock or options, as may be determined by the Board of Directors or the compensation committee, based on the progress of projects on which Mr. Maciolek is primarily engaged. In the event the employment contract is terminated by the Company, other than for cause, or by Mr. Maciolek for cause or because of a change in control of the Company, Mr. Maciolek is entitled to a termination payment equal to any accrued but unpaid salary and unreimbursed expenses and benefits plus his salary for the remaining term of the employment agreement. Additionally, all options held by Mr. Maciolek shall immediately vest and not be forfeited.

     Options and Warrants to Officers, Directors and Employees

     The Company currently has outstanding options to purchase an aggregate of 2,612,000 shares that have been granted to officers, Directors and employees of the Company. Of such options, 976,000 contain vesting limitations contingent on continuing association with the Company. Options held by officers, Directors and employees are exercisable at prices of between $1.50 and $10.25 per share. Options issued to executive officers and Directors contain terms providing that in the event of a change in control of the Company and at the election of the optionee, the unexercised options will be canceled, and the Company will pay to the optionee an amount equal to the number of unexercised options multiplied by the amount by which the fair market value of the Common Stock as of the date preceding the date of the change of control exceeds the option exercise price. The grants of options to officers and Directors were not the result of arm's length negotiations.


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            PROPOSAL 2:  AMENDMENTS TO THE ARTICLES OF INCORPORATION

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GENERAL

     The Board of Directors of the Company has unanimously approved the adoption of amended and restated articles of incorporation (the "Restated Articles") to update the governing charter of the Company and to add certain measures designed to assist the Company in maximizing stockholder value in the event of a proposed corporate takeover. Since the Company adopted its current articles in 1993, the state of Nevada adopted an extensively revised corporate statute. The Restated Articles update the articles to be consistent with the revised corporate statutes of Nevada that were adopted in 1995 (the "NRS"). The Restated Articles also contain a number of provisions designed to provide the stockholders the opportunity for careful, collective deliberation of any proposed corporate takeover.

     In connection with the adoption of the Restated Articles, certain changes in the instruments governing the Company will be made as summarized below. The following summary of the terms and provisions of the Restated Articles does not purport to be complete and is qualified in its entirety by the provisions of the Restated Articles that are attached to this Proxy Statement as Appendix "A." A copy of the current articles of incorporation, as amended, may be obtained by a written request addressed to the Company.

     Some of the changes of the proposed Restated Articles of the Company are purely procedural in nature. Some changes, however, will be substantive in nature. Set forth below is a discussion of the effects of the adoption of the Restated Articles that management deems to be material.

     In order for the amendments to be approved and effected, they must be approved by stockholders holding a majority of the shares of Common Stock of the Company issued and outstanding as of the Record Date.

BACKGROUND

     Prompted by the desire to conform the Company's charter documents with the NRS, a number of factors led the Board of Directors to an overall review of the Company's articles of incorporation and bylaws and the proposal of a number of measures designed to enhance the Company's position in the event of an acquisition attempt.

     During the past several years there have been a significant number of corporate acquisitions or takeovers of all sizes in all industries, structured and funded through a number of techniques, with varying results for acquired companies' stockholders. Frequently, when proposed takeovers were opposed by a target corporation's Board of Directors and certain stockholders, the bidder nevertheless persisted, and the takeover attempt became hotly contested or "hostile." Many times these hostile takeover attempts involved costly litigation, Proxy fights involving multiple rounds of Proxy solicitations, tender offers with terms and conditions adverse to stockholders, and the use of other techniques that forced stockholders to make decisions individually without the opportunity for careful, collective deliberation. Sometimes stockholders felt coerced because of the concern that if they did not accept an early "first tier" tender offer bid they risked subsequently being forced, in a "second tier" merger after the acquirer had obtained control, to take securities of the bidder or other consideration having less value. When takeovers were completed, in some circumstances the acquired company was left with a substantial debt burden or was broken up and significant components sold to fund the takeover so that the acquired company ultimately bore the principal financial risk of the bidder's purchase. In these takeover efforts, the bidder was seeking its own profit, of course, with interests potentially in conflict with those of the target company's existing stockholders.

     Through the experience gained in this takeover environment, companies have developed a number of measures to discourage disruptive practices and the use of takeover techniques that do not provide all stockholders with the opportunity to sell their stock at a fair price and to encourage bidders to initiate negotiations with the Board of Directors, which has an obligation to act in the best interests of all stockholders.

     Such measures, sometimes referred to as "anti-takeover" measures, have the effect of entrenching incumbent Directors and executive management proposing the adoption of such measures. There is a general concern that, in the face of a proposed takeover, incumbent Directors may be motivated to preserve their own positions while being obligated to act in the best interests of stockholders. Entrenchment of Directors and senior management may diminish incentive and contribute to insulation from responsibility and accountability for inadequate Company performance. Therefore, the existence of anti-takeover measures may have undesirable consequences in themselves.

     During the last two years, oil prices have been at generally higher levels than in previous years, which has contributed to renewed activity and growth in the industry. As the oil industry experiences such growth, successful firms may be attractive acquisition targets. The Company believes that it has achieved significant progress in its acquisition of various exploration and development rights in Poland, the establishment of several important strategic alliances with established oil companies and Poland-sponsored entities, and overall growth in stockholder value. The Company has repaid long-term debt and acquired substantial amounts of cash through the public offering of its Common Stock. As the Company continues, the Board of Directors believes that the Company's achievements may not be reflected at all times in the trading prices for the Common Stock due to general uncertainties among investors respecting the Company's operations in Poland and the oil industry generally, including uncertainties related to oil prices, the supply and demand for oil and gas, political conditions in international oil producing regions, the extent of domestic production and importation of oil in certain relevant markets, the level of consumer demand, the competitive position of oil or gas as a source of energy as compared with other energy sources, and the effect of federal and state regulation on the production, transportation, and sale of oil. In addition, it may be difficult for third parties to evaluate the results of exploration because of the preliminary and inconclusive results of specific drilling or other exploration activity, particularly initially. In view of all of the foregoing, the Board of Directors concluded that it would be in the best interests of the stockholders if measures were in place to encourage bidders to initiate negotiations with the Board of Directors, which has an obligation to all stockholders, and to discourage bidders from placing stockholders in a position in which they would be forced to make decisions individually without the opportunity for collective deliberation.

     The foregoing factors prompted the Directors to consider the Company's position and strategic alternatives in the event of an acquisition effort and undertake a broad review of the Company's articles and bylaws. This review coincided with the application and consideration of a number of other corporate policies and procedures, consistent with management's desire to plan and be prepared in advance for a broad range of business exigencies and to manage continued growth.

     Based on these considerations, the Company's Board of Directors believes that adoption of the proposed amendments to the Company's articles of incorporation is warranted and recommends their adoption to assure that the value to all stockholders is maximized in the event of a takeover. The Company has no knowledge of any proposal or intent by any party to acquire or seek a change in control of the Company or to accumulate stock in the Company.

GENERAL MODERNIZING CHANGES

     As noted above, since adoption of the Company's current articles of incorporation in 1993, the governing Nevada corporate statute has been revised substantially. As a result of these revisions, provisions that were permitted, required, and/or customary in articles of incorporation when the Company's articles were adopted are no longer permitted, required and/or customary. The continuation of provisions that are inconsistent with or not permitted by law may lead to confusion of a reader unfamiliar with the underlying NRS. Provisions that are no longer required unnecessarily complicate the articles of incorporation. Provisions that are no longer customary merely reflect a change in drafting style and usage, but are not substantive. The Restated Articles incorporate a number of changes to those provisions that are no longer permitted, required, and/or customary, including the following:

     - Article II of the Company's current articles states that it shall have a perpetual existence. Section 78.060 of the NRS provides that corporations have perpetual duration unless otherwise provided. Thus, the provision in the current articles for perpetual existence has been eliminated in the Restated Articles.

     - Article III of the current articles contains a specific recitation of the purpose of the Company to engage in any and all aspects of the oil and gas exploration and production business, together with a general authorization to engage in any lawful business and to exercise all powers that may be exercised by corporations organized under the laws of the state of Nevada. Consistent with contemporary terminology and the NRS, the purpose clause of the Restated Articles is modernized to permit the Company to engage in any lawful act or activity for which corporations can be organized under the NRS.

     - Article X of the current articles, which sets forth the name and address of the Company's registered agent, is restated in the Restated Articles as Article XIV and no longer contains the principal address of the Company in the state of Nevada, as this is no longer required under the NRS.

     - Articles XIII and XIV of the current articles name the initial Directors and incorporators of the Company, which are now no longer relevant and can be deleted. Article XVIII has been added to the Restated Articles to list the names and addresses of the current Directors of the Company.

     - Article VIII section 6 of the current articles of incorporation contains a provision limiting the personal liability of Directors for damages for breach of fiduciary duty as a Director or officer, except for damages resulting from (a) acts or omissions which involve intentional misconduct, fraud, or a knowing violation of law, or (b) the payment of dividends in violation of the applicable provisions of the NRS, as then in effect. This provision is permitted under the NRS and has been restated as Article V of the Restated Articles.

     - The provisions of Article VIII relating to the size of the Board of Directors, the qualification of Directors, the classification of the Board of Directors into three classes, the tenure of each Director, and the number of votes of the stockholders of the Company required to remove a Director have not been changed substantively and have been restated in Article IV of the Restated Articles.

     In addition to the foregoing provisions, there are certain other features of the Restated Articles and related bylaws that will be different than the present corresponding similar provisions.

     Authorized Capitalization

     Article IV of the articles of incorporation of the Company currently authorizes 5,000,000 shares of preferred stock, $0.001 par value ("Preferred Stock"), and 20,000,000 shares of Common Stock, $0.001 par value. The Company has issued and outstanding only Common Stock, which has full voting rights. The Board of Directors has broad authority to designate the terms of any rights, privileges or preferences relating to the Preferred Stock prior to its issuance. The Restated Articles increase the authorized number of shares of Common Stock to 30,000,000 shares but do not significantly alter the powers or procedures of the Board of Directors in designating or issuing shares of stock of the Company. The Restated Articles do contain stylistic changes to the language of Article IV to restate such provisions to be consistent with contemporary terminology.

     The Company currently has 12,584,381 shares of Common Stock issued and outstanding and 3,115,694 shares reserved for issuance on exercise of outstanding options and warrants, which leaves less than 5,000,000 shares remaining for future issuance. The Board of Directors believes that the authorized capitalization of the Company should be increased to include 30,000,000 shares of Common Stock in order to permit the Company to undertake future offerings of its Common Stock or to issue Common Stock in transactions, including offerings or issuances in transactions that may have the effect of preventing an unwanted takeover. No such offering or issuances are presently contemplated.

     The authorized and unissued Preferred and Common Stock can be issued from time to time by the Board of Directors without further stockholder action. The Restated Articles, as do the current articles, grant the Board of Directors broad authority, without seeking stockholder approval, to establish different series of Preferred Stock at the time of issuance, and to designate the preferences, limitations and relative rights of any such series. Such broad authorization enables the Board of Directors to authorize the issuance of Preferred Stock with voting, dividend, liquidation, and other rights superior to the rights of other stockholders. The issuance of stock with such superior rights might have the effect of impeding or thwarting an effort to acquire or take over control of the Company that was not endorsed by the Board of Directors. The Company is not contemplating the issuance of any shares of Preferred Stock.

     The Board of Directors may from time to time also issue shares of Common Stock without seeking stockholder approval. Therefore, the possibility that the Board of Directors might issue a substantial amount of Common Stock to persons opposed to a change in control of the Company would discourage other persons from acquiring shares of Common Stock with a view toward acquiring control.

     Director's Conflicting Interest Transaction

     Article V of the current articles permits transactions between the Company and its Directors or officers or any affiliate of a Director or officer if (i) the fact of the relationship or financial interest is disclosed or known to the Board of Directors or a committee thereof and the disinterested members of the board or the committee authorizes, approves, or ratifies the contract or transaction in good faith by vote sufficient for the purpose of approving the contract or transaction without counting the vote or votes of the interested Directors; (ii) the fact of the relationship or financial interest is disclosed or known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote or written consent of stockholders holding a majority of the shares entitled to vote, including any shares held by interested Director or officer; or (iii) the contract or transaction is fair as to the Company at the time it is authorized or approved. Section 78.140 of the NRS contains similar provisions respecting transactions with interested Directors and officers and also adds a provision that such transactions are permitted if the fact of the relationship or financial interest is not disclosed or known to the interested Director or officer at the time that the transaction is brought before the Board of Directors of the Company for action. The Board of Directors has determined that these provisions of the current articles may be inconsistent with the broader provisions of the NRS. Accordingly, current
Article V is eliminated in the Restated Articles.

     Application of Certain Anti-Takeover Statutes

     Nevada has adopted certain statutory provisions that are intended to deny voting rights to shares acquired in a takeover effort unless the stockholders-at-large, excluding the interested shares and shares held by management, approve voting rights for the shares being accumulated by the acquiring person. An individual or entity that becomes an "acquiring person" under the NRS is disenfranchised of voting rights with respect to the shares held and must deliver to the Company an offeror's statement containing information respecting the acquiring person and the number of shares acquired or to be acquired. In such a statement, the acquiring person may request that the Board of Directors call a special meeting of the stockholders to determine the voting rights of the acquired shares. In order to restore voting rights to the acquired shares, approval must be received from a majority of the issued and outstanding voting shares of the Company, excluding the acquiring person's shares. In addition, if the acquisition by the acquiring person will result in an amendment to the Company's articles of incorporation, a separate vote must be taken and shares held by Directors, officers, and employees, as well as the acquired person's shares, may not be counted in such vote. Nevada corporations may elect not to be governed by these statutes by adopting a provision to that effect in their articles of incorporation. Article IX of the Company's current articles of incorporation provides for such election so the provisions of the NRS currently do not apply to the Company.

     The Board of Directors has reviewed these provisions of the NRS and has concluded that, although intended to have an anti-takeover effect, they are very difficult to apply and may, in some circumstances, be detrimental to the stockholders of the Company because they may disenfranchise management from voting on whether to grant voting rights to the stock being acquired by the acquiring person, leaving the decision to stockholders who may be less informed and may have no long-term involvement with or commitment to the Company. Such stockholders may approve voting rights for the acquiring person's shares after considering only the short-term profit potential of the proposed transaction and may ignore the longer-term, potentially more profitable activities of the Company. Therefore, the Board of Directors has concluded that the Company should continue to elect not to be subject to these provisions of the NRS.
Article X of the Restated Articles contains a provision that limits applicability of provisions of the NRS described in the preceding paragraph.

     The provisions of Article IX of the current articles of incorporation are broader than Article X of the Restated Articles. Existing Article IX provides that, in addition to opting out of the applicable provisions of the NRS, to the extent permissible under the applicable law of any jurisdiction, the Company shall not be governed by the provisions of any other statute that (i) limits, restricts, modifies, suspends, terminates, or otherwise affects the rights of any stockholder to cast one vote for each share of stock registered in the name of such stockholder on the books of the Corporation, without regard to whether such shares were acquired directly from the Corporation or from any other person and without regard to whether such stockholder has the power to exercise or direct the exercise of voting power over any specific fraction of the shares of stock of the Corporation issued and outstanding or (ii) grants to any stockholder the right to have his or her stock redeemed or purchased by the Corporation or any other stockholder of the Corporation. The Board of Directors, upon reviewing current Article IX, has concluded that the existing article is overly broad in scope and vague in its application. Therefore, the Board of Directors recommends that it be removed from the Restated Articles and be replaced with proposed Article XI, which is limited in scope to exclude application of only the provisions of the NRS discussed above.

     Indemnification of Directors and Others

     The current articles provide that the Company shall indemnify each officer and Director against all liabilities and expenses reasonably incurred in connection with any action, suit, or proceeding to which such person was made a party by reason of the fact that he or she was a Director or officer. The current articles also provide that, at the discretion of the Board of Directors, the Company may indemnify any person who is or was a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he or she is or was a Director, employee, or agent of the Company in certain circumstances.

     Article VI of the Restated Articles provides that the Company shall indemnify Directors to the fullest extent permitted by the NRS and that the Company may indemnify officers, employees, or agents as authorized by the bylaws and the Board of Directors. The bylaws permit the Board of Directors to authorize the indemnification of officers, employees, and others to the same extent as Directors. In any event, the NRS require indemnification for any costs incurred by an individual in a proceeding in which that individual prevails. The Board of Directors believes that mandatory indemnification for Directors, as provided in the Restated Articles, is important to enable the Company to attract and retain competent Directors. The Board of Directors believes that permissive indemnification for others, as determined by the Board of Directors, is important because it permits indemnification in appropriate circumstances.

     The indemnification provisions in the Restated Articles may require the Company to indemnify individuals against expenses, including attorney's fees, judgments, fines, and amounts paid in settlement, that may arise by reason of their status or service as Directors, officers, or agents (other than liabilities arising from willful misconduct of a culpable nature) and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. As a result of such indemnification limitations, any large damage awards that are not compensated by insurance will come directly from the Company's treasury. The Company is not aware of any pending or threatened litigation or proceeding involving a Director, officer, or employee, or other person in which indemnification would be required or permitted.

     The Company has entered into agreements with each of its Directors agreeing to indemnify such Directors in certain circumstances. Even if proposed Article VI is not adopted, the indemnification obligation of the Company pursuant to such agreements will remain in full force and effect.

     The Directors have a conflict of interest on recommending the Restated Articles that contain these indemnification provisions, which may operate to the detriment of unaffiliated stockholders.

     If the foregoing general modernizing proposals are not adopted, the current articles, as heretofore amended, will be retained and modified to the extent required to implement any of the other proposals submitted to the stockholders for their consideration that are adopted.

ANTI-TAKEOVER PROVISIONS

     General

     During the last several years, there has been a growing trend toward the accumulation of substantial positions in public companies by third parties as a prelude to proposing a takeover, restructuring, or sale of all or part of the company or other similar extraordinary corporate action. Such actions are often undertaken by a third party without advance notice to or consultation with the company's Board of Directors. In many cases, such third party seeks representation on the company's Board of Directors in order to increase the likelihood that its proposals will be implemented by the company. If the company resists its efforts to obtain board representation, the purchaser may commence a hostile Proxy contest to have its nominees elected to the board in place of certain Directors or the entire board. In some cases, the purchaser may not be interested in taking over the company, but uses the threat of a Proxy fight and/or bid to take over the company as a means of pressuring the company to repurchase its equity position at a substantial premium over market price. In such a "greenmail" threat, the company faces the risk that, if it does not do so, its business and management will be disrupted, perhaps irreparably. In such circumstances, the third party is advancing its own business interests and is not concerned with the interests of the stockholders generally.

     The Board of Directors has approved and recommends that the stockholders adopt several related provisions (collectively, the "Anti-Takeover Provisions") in the Company's Restated Articles that would specify certain procedures and impose certain requirements and restrictions that may have an anti-takeover effect. The Anti-Takeover Provisions would also require the vote of two-thirds of the issued and outstanding shares of Common Stock of the Company in order to amend each of these provisions.

     Advantages and Disadvantages

     The Anti-Takeover Provisions have both advantages and disadvantages to the stockholders. THE ANTI-TAKEOVER PROVISIONS CANNOT, AND ARE NOT INTENDED TO, PREVENT A PURCHASE OF ALL OR A MAJORITY OF THE EQUITY SECURITIES OF THE COMPANY NOR ARE THEY INTENDED TO DETER BIDS OR OTHER EFFORTS TO ACQUIRE SUCH SECURITIES. Rather, the Board of Directors believes that the Anti-Takeover Provisions will discourage disruptive tactics and takeovers at unfair prices or on terms that do not provide all stockholders with the opportunity to sell their stock at a fair price and encourage third parties who may seek to acquire control of the Company to initiate such an acquisition through negotiations directly with the Board of Directors. Therefore, the Board of Directors believes that it will be in a better position to protect the interests of all of the stockholders. In addition, the stockholders of the Company will have a more meaningful opportunity to evaluate such action.

     Although he Anti-Takeover Provisions are intended to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's length negotiations with the Board of Directors, the overall effect of these Anti-Takeover Provisions may be to discourage a third party from making a tender offer for a portion or all of the Company's securities, hostile or otherwise (including an offer at a substantial premium over the then prevailing market value of the Company's equity securities), or discourage an attempt to obtain a substantial position in the equity securities of the Company in order to commence a Proxy contest or engage in other takeover-related action, even though some or a majority of the Company's stockholders might believe such actions to be beneficial.

     To the extent that any third party potential acquirers are deterred by the Anti-Takeover Provisions, such provisions may have the effect of preserving the incumbent management in office. The proposed provisions may also serve to benefit incumbent management by making it more difficult to remove management, even when the only reason for the proposed change of control or the stockholder action may be the unsatisfactory performance of the present Directors. In addition, since the Anti-Takeover Provisions are in part designed to discourage accumulating large blocks of the Company's voting securities by purchasers whose objective is to have such voting shares repurchased by the Company at a premium, their adoption could tend to reduce the temporary fluctuation in the market price of such voting shares that frequently result from such accumulations or attempted accumulations. Accordingly, stockholders could be deprived of certain opportunities to sell their shares at a higher market price.

     Takeovers or changes in the Board of Directors of a company that are proposed and effected without prior consultation and negotiation with the Company are not necessarily detrimental to the Company and its stockholders. However, the Board of Directors feels that the benefits to seeking to protect the ability of the Company to negotiate effectively through Directors who have previously been elected by the stockholders as a whole and who are familiar with the Company outweigh any disadvantage of discouraging such unsolicited proxies.

     Miscellaneous

     Upon adoption of the Anti-Takeover Provisions and the Restated Articles by the stockholders, the Board of Directors will amend the bylaws to conform to the Anti-Takeover Provisions. Except for the previous adoption of the Rights Agreement, as discussed below under "Stockholder Rights Plan", the Board of Directors does not currently contemplate recommending the adoption of any further amendments to the articles of incorporation or bylaws or any other action designed to affect the ability of third parties to take over or change control of the Company. The Anti-Takeover Provisions are permitted under the NRS and are consistent with applicable securities laws. Further, such provisions are not in response to any specific efforts of which the Company is aware to accumulate shares of Common Stock or to obtain control of the Company.

     The Company's articles of incorporation currently provide authority to issue 5,000,000 shares of Preferred Stock and 20,000,000 shares of Common Stock, which shall be increased to 30,000,000 shares of Common Stock if the applicable provisions of the Restated Articles are adopted by the stockholders. The Board of Directors may from time to time determine the terms of the Preferred Stock and may issue shares of Common Stock and Preferred Stock without seeking stockholder approval. Therefore, the possibility that the Board of Directors might issue Preferred Stock having preferential voting, dividend, conversion or liquidation rights or a substantial amount of Common Stock to persons opposed to a change in control of the Company would discourage other persons from acquiring shares of Common Stock with a view toward acquiring control. The Anti-Takeover Provisions may allow the Board of Directors more time to issue such stock.

     The Company's current articles of incorporation contain certain provisions that have anti-takeover effects. The Board of Directors does not intend to amend any such provisions, although they may be reorganized or restated in order to make them more consistent with current provisions of the NRS. The currently effective provisions include provisions that in general: (a) only permit special meetings of the stockholders to be called pursuant to a resolution duly adopted by a majority of all of the Directors of the Company; (b) allow the Board of Directors to prescribe qualifications for Directors; (c) divide the board into three separate classes of three-year terms each; (d) in accordance with current provisions of the NRS, require the vote of two-thirds of the issued and outstanding shares to remove Directors; and (e) provide that vacancies on the board shall be filled by a majority of the Directors then in office though they may not constitute a quorum. As a corollary to the Anti-Takeover Provisions discussed below, the Anti-Takeover Provisions would increase the stockholder vote required to amend and repeal, or to adopt any provision inconsistent with, any of the Anti-Takeover Provisions to two-thirds of the votes entitled to be cast.

     Before voting on the Anti-Takeover Provisions, stockholders are urged to read carefully the following, which describes more fully the specific changes contemplated by the Anti-Takeover Provisions and discusses further the advantages and disadvantages of their adoption. Appendix "A" sets forth the full text of the Restated Articles. The description of the Restated Articles is qualified in its entirety by reference to such appendix.

     Description of Proposed Amendments

     The Anti-Takeover Provisions would in general: (a) require advance notice of nominations of Directors by the stockholders in accordance with the bylaws;
(b) grant cumulative voting in the election of Directors if a person or group of related persons owning in excess of 30% of the Common Stock opposes management of the Company in a separate Proxy solicitation or in an election contest; (c) require advance notice regarding business to be conducted at stockholders' meetings; (d) deny action by the written consent of the holders of a majority of the voting shares; (e) prohibit the Company from paying a premium upon the redemption of stock in excess of the fair market value of such stock from a stockholder that has acquired 10% or more of the Common Stock; (f) authorize the Board of Directors to consider all factors in evaluating a proposed tender offer or other attempted takeover; (g) require an affirmative vote of stockholders holding at least two-thirds of the Common Stock to approve a business combination with a person or group of related persons owning in excess of 10% of the Common Stock unless such business combination requires the payment of a fair price for the Company's stock, prohibits the Company from entering into certain transactions or taking certain actions with related parties and requires prior notice to have been provided to the stockholders or, alternatively, the business combination is approved by two-thirds of the Directors that were not elected by or at the request of the interested person or persons, and (h) provide that the Rights granted to the stockholders pursuant to the Stockholder Rights Plan may only be redeemed by the Rights Redemption Committee consisting of at least three continuing Directors, at least a majority of whom are not employees of the Company (see "Stockholders' Rights Plan" below). As a corollary to the above substantive provisions, the Anti-Takeover Provisions would increase the stockholder vote required to amend and repeal, or to adopt any provision inconsistent with, any of the Anti-Takeover Provisions from more votes cast for than against such proposal, to two-thirds of the votes entitled to be cast.

     The effects of the Anti-Takeover Provisions, described in part above, are further described below.

     Advance Notice of Nominations of Directors. The current bylaws of the Company require, among other things, that advance notice of nominations by stockholders for the election of Directors must be given to the Company in the manner provided therein. The Board of Directors has also approved and recommended for adoption by the stockholders at the Annual Meeting a provision to be included in the Restated Articles providing that such advance notice be in accordance with the Company's bylaws. This has the effect of expressly delegating in the Restated Articles authority to the Directors to adopt such a bylaw provision instead of relying on the present implied authority of the Directors to so act. The text of the proposed provision to the Restated Articles is set forth as subparagraph (d) of Article IV of the Restated Articles. The advance notice provisions in the bylaws are currently in effect and will remain in effect even if the proposed provision to be included in the Restated Articles is not adopted by the stockholders, subject to any future alteration, amendment, or repeal of such bylaw.

     The proposed provision to be included in the Restated Articles provides that advance written notice of proposed stockholder nominations for the election of Directors must be provided, in the manner set forth in the Company's bylaws, at least 30 days prior to the date of the meeting at which Directors are to be elected in the manner provided in the Company's bylaws. Under the Company's bylaws currently in effect, to be timely, such written notice of the stockholder's nominations must be delivered or mailed by the stockholder to the principal executive offices of the Company not less than 30 days prior to the annual meeting at which the election is to be held (or if less than 40 days' notice of the date of the annual meeting is given or made to stockholders, not later than the tenth day following the date on which the notice of the date of the annual meeting was mailed).

     The notice to the Company from a stockholder who intends to nominate a person at the annual meeting for election as a Director must contain certain information about the nominating stockholder and each nominee, including, among other things, the name and address of the stockholder as it appears on the Company's records; the class and number of shares held by the nominating stockholder; and such other information as would be required to be included in a Proxy Statement soliciting proxies for the election of the proposed nominee, including information respecting all arrangements or understandings between the stockholder and nominee. The notice must also be accompanied by the written consent of each nominee to serve as a Director if so elected.

     The imposition of advance notice and substantive nominee information requirements may be disadvantageous to the stockholders because of making it more difficult to remove or replace Directors, even if such removal or replacement would be beneficial to stockholders generally.

     The proposed provision to be included in the Restated Articles may discourage or make more difficult the assumption of control of the Company by a purchaser of a significant block of the Company's shares through the removal of incumbent Directors and could thus increase the likelihood that incumbent Directors would retain their positions. The elimination of unanticipated nominations for Directors from the floor at an annual meeting will serve to prevent a sudden change in the membership of the Board of Directors. In order for the stockholders and the Board of Directors to have a meaningful opportunity to consider the qualifications of nominees prior to a vote on such nominees and, to the extent deemed necessary or desirable by the Board of Directors, to inform stockholders about such qualifications, the Board of Directors believes it is prudent and in the best interests of the Company and its stockholders to adopt the proposed provision to the Restated Articles.

     Cumulative Voting Only in Certain Circumstances. The NRS provide that stockholders are not entitled to cumulative voting unless otherwise provided in the articles of incorporation. Accordingly, unless specifically provided in a corporation's articles, stockholders of a Nevada corporation are not entitled to multiply the total number of shares they own by the total number of Directors to be elected and then distribute the total number of votes among any number or all of the candidates.

     Subparagraph (g) of proposed Article IV of the Restated Articles would provide for cumulative voting rights in certain circumstances. Unless such circumstances occur, pursuant to the NRS, cumulative votes would not be allowed and a plurality of all votes cast in any election would elect Directors. Therefore, a majority of the outstanding shares entitled to vote would be able to elect all of the Directors to be elected at any annual meeting. Under proposed Article IV, cumulative voting rights in the election of Directors would exist upon the occurrence of both of the following events:

          (1) There has been a public announcement (including a report filed pursuant to section 13(d) of the Exchange Act) that a person or group of affiliated or associated persons has acquired or obtained the right to acquire, beneficial ownership of 30% or more of the outstanding shares of the Company's voting stock; and

          (2) Such person or group makes, or in any way participates in, directly or indirectly, any solicitation of proxies or becomes a participant in any election contest with respect to the Company, seeks to advise or influence any person with respect to the voting of any securities of the Company, or executes any written consent in lieu of a meeting of holders of the voting stock of the Company.

The term "voting stock" means Common Stock and any other securities of the Company entitled to vote generally for the election of Directors or any security convertible into or exchangeable or exercisable for the purchase of Common Stock or other securities of the Company entitled to vote generally for the election of Directors.

     The provision granting cumulative voting in specified circumstances is designed to provide a measure of assurance that the other stockholders of the Company will be able to elect one or more Directors of the Company, in addition to those which can be nominated and elected by a person or group of affiliated or associated persons owning 30% or more of the voting stock. Depending on the number of shares of voting stock owned by the person or group owning 30% of the voting stock and the number of other shares of voting stock cumulatively voted by the other stockholders in any election of Directors, this amendment may make it significantly more difficult for such a person or group to effect a change in the majority of the Board of Directors. Such a provision will also make it more difficult for a Director to be removed in those circumstances where cumulative voting is permitted by the Restated Articles. The NRS provide that, whenever cumulative voting is allowed by the articles, a Director may not be removed from office except upon the vote of stockholders owning sufficient shares to have prevented the election in the first place.

     If this Anti-Takeover Provision is not approved by the stockholders at the Annual Meeting, cumulative voting will be denied to stockholders in all events. The board of directors believes approval of this proposal is in the best interest of the stockholders.

     Written Consent by Stockholders. The NRS permit stockholder action by a written consent signed by holders of not less than the minimum number of shares that would be required to approve the action at a meeting of stockholders where all of the shares entitled to vote are present, unless otherwise provided in the articles of incorporation or bylaws. Proposed Article VII of the Restated Articles expressly prohibits action by the stockholders without a meeting.

     The adoption of this provision would eliminate the ability of the Company's stockholders to act by written consent in lieu of a meeting. It is intended to prevent solicitation of consents by stockholders seeking to take action without giving all of the Company's stockholders entitled to vote on the proposed action an adequate opportunity to participate at a meeting where such proposed action is considered. The proposed provision would prevent a takeover bidder holding or controlling a large block of the Company's voting stock from using the written consent procedure to take stockholder action unilaterally. This provision will ensure that all stockholders will have advance notice of any attempted major corporate action by stockholders and that all stockholders will have an equal opportunity to participate at the meeting of stockholders where such action is being considered. It will enable the Company to set a record date for any stockholder voting and should reduce the possibility of disputes or confusion regarding the validity of purported stockholder action. The provisions could provide some encouragement to a potential acquirer to negotiate directly with the Board of Directors.

     The proposed provision will make more difficult or discourage the assumption of control by a holder of a substantial block of Common Stock, a Proxy context, or the removal of the incumbent Board of Directors by limiting the opportunity for such actions to the regular annual meeting or to a meeting called by management or the incumbent Board of Directors. Although it could increase the likelihood that incumbent Directors and management will retain their positions, the provision does not take away the stockholders' right to take any of these actions. However, the provision requires that it be done at a meeting called by the Company, at which management, the Board of Directors, and the proponent will have the opportunity to present their views before a vote is taken. Even without the approval of this provision by the stockholders, stockholders will not be able to take action without a duly held meeting or a written consent of the stockholders holding not less than the minimum number of shares than would be required to approve such action at a meeting of the stockholders. The proposed provision is intended to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's length negotiations with the Company's management and the Board of Directors.

     Advance Notice Regarding Business to be Conducted as Stockholders' Meeting. Proposed Article IX of the Restated Articles provides that the only business that may be conducted at an annual meeting of the stockholders is business that has been brought before the annual meeting by, or at the direction of, a majority of the Directors, or by any stockholder of the Company who provides 30-days' advance written notice of the proposed business in accordance with the Company's bylaws, thereby expressly delegating authority to the Directors to adopt such a bylaw provision instead of relying on the present implied authority of the Directors to so act, subject to any future alteration, amendment, or repeal of such bylaw. The advance notice procedures are currently in effect in the bylaws and will remain in effect, even if the proposed provision to the Restated Articles is not adopted by the stockholders, subject to any future alteration, amendment, or repeal of such bylaw.

     The advance notice provisions currently in the bylaws provide that, to be timely, a stockholders' notice must be received at the principal executive offices of the Company not less than 30 calendar days prior to the annual meeting date (or if less than 40 days' notice of the date of the annual meeting is given to stockholders, not later than the tenth day following the date on which the notice of the date of the annual meeting was mailed).

     The stockholders' notice to the Company must set forth in writing, as to each matter the stockholder proposes to bring before the annual meeting, a brief description of the matter, the reasons for considering such matter at the annual meeting; the name and address, as they appear on the Company's records, of the stockholder of record proposing such business; the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder; and any material interest of the stockholder in such proposal. The determination as to whether the notice provisions have been met will be made by the presiding officer at the annual meeting. This provision applies only to new business and not to other business or reports of officers, Directors, or committees of the Board of Directors.

     The proposed provision of the Restated Articles provides an orderly procedure for the notification of the business that is to be presented at stockholders' meetings. This will enable the Board of Directors to plan such meetings and also, to the extent it deems it necessary or desirable, to inform the stockholders, prior to the meeting, of any new business that will be presented at the annual meeting. The Board of Directors will also be able to make a recommendation or statement of its position to enable the stockholders to better determine whether they desire to attend the annual meeting or grant a Proxy to the Board of Directors as to the disposition of any such business. The proposed provision does not give the Board of Directors any power to approve or disapprove the business that stockholders desire to be conducted at the annual meeting, but it does provide for a more orderly procedure for conducting the annual meeting.

     The proposed procedure may limit to some degree the ability of stockholders to initiate discussion at a stockholders' meeting. It will also preclude the conducting of business at a particular meeting if the proper notice procedures have not been followed. This will also have the effect of discouraging belated attempts by third-parties to begin ill-considered, disruptive discussions at a stockholders' meeting. Nothing in the proposed procedure precludes discussion by any stockholder of any business properly brought before the annual meeting.

     Anti-Greenmail Provision. The term "greenmail" is used to describe a negotiated stock repurchase by a corporation at a premium above the then current market price, in exchange for an agreement by the seller not to proceed with an acquisition attempt. If the real purpose of a takeover bid were to force the Company to repurchase an accumulated stock interest at a premium price, management would face the risk that if it did not repurchase the seller's stock interest, the Company's business and management would be disrupted, perhaps irreparably. In addition, receipt of greenmail may confer a benefit on one stockholder not available to the stockholders generally and result in unequal treatment of stockholders. Prohibiting the payment of greenmail, would eliminate the opportunity for such disruption or dissimilar treatment.

     Article XI of the Restated Articles would prevent the repurchase by the Company of a substantial block of the Company's stock at a premium price from any person who has owned 10% or more of the outstanding shares of the Company's stock for less than three years, without the prior approval of the holders of two-thirds of the outstanding voting shares of the Company, excluding the subject shares held by such person. The provision also contains terms designed to distinguish transactions that present the risk of greenmail from repurchase transactions that either serve valid corporate purposes or that do not otherwise present the risk of greenmail. For example, the proposal would not apply to a tender or exchange offer by the Company made on the same terms to all holders of its shares or to an open market stock purchase program approved by the Board of Directors.

     The proposed anti-greenmail provision prevents a short-term (less than three years) investor holding 10% or more of the Company's stock from receiving different treatment from other stockholders by having its stock bought back by the Company at a premium above the market price, unless approved by holders of two-thirds of the outstanding voting shares, excluding the subject shares held by such investor. It also discourages the accumulation of a block of stock by a person who does not have the resources or the intent to make a bona fide acquisition proposal to the Company. The disruption of the Company's operations that such an accumulation and the accompanying threats would cause would be eliminated. Prohibiting greenmail would also have the effect of restricting the ability of Company management to seek to retain its position by buying off at a premium price the serious potential acquisition offer at a price that would be beneficial to the stockholders.

     Since the provision is designed to discourage the accumulations of large blocks of the Company's stock by purchasers whose objective is to have such stock repurchased by the Company at a premium, adoption of the provision could tend to reduce any temporary fluctuations in the market price of the Company's stock which may be caused by accumulations of large blocks of the Company's stock. Accordingly, stockholders could be deprived of certain opportunities to sell their stock at a higher market price.

     In some instances, greenmail may have the effect of increasing the price of the Company's stock by serving as a credible signal to potential alternative bidders that an opportunity is available that warrants attention, thereby resulting in a takeover of the Company at a favorable price to the stockholders in general. The proposal, by eliminating greenmail payments, will have the effect of eliminating this signaling function. The Board of Directors believes, however, that even-handed treatment of stockholders is a more important concern and that benefits to the stockholders from the provision more than offset this possible disadvantage.

     The Board of Directors considers that a 10% holding for stockholders of public companies is an appropriate threshold to define an interested stockholder. The restriction of the proposed provision do not apply to persons who have demonstrated an intent to invest on the same terms as other stockholders by holding their voting stock for more than three years. At the present, the Company is not aware of the existence of any stockholder or group of stockholders, other than executive officers and Directors identified under the caption "PRINCIPAL STOCKHOLDERS," who own more than 5% of the Company's outstanding stock or who has indicated to the Company an interest in engaging in any of the transactions described in the proposed provision.

     Consider all Relevant Factors in Evaluating an Attempted Takeover. Article XII of the Restated Articles proposed by the Board of Directors authorizes the Board of Directors to consider not just the economic benefit to stockholders, but all relevant factors in determining whether it is in the best interests of the Company and its stockholders to oppose a proposed business combination, including an offer by a third-party to make a tender or exchange offer for the Company's stock, merge or consolidate with the Company or any subsidiary, or purchase or acquire a substantial part of the properties or assets of the Company or any subsidiary. Such factors include, but are not limited to, the financial condition of the Company and its future prospects, whether a more favorable offer could be obtained, the effects of the proposed transaction on the Company's employees, suppliers, creditors, customers, and the communities and countries in which the Company and its subsidiaries do business, the business practices and reputation of the offeror, the value of the securities being offered in exchange, and the legal and regulatory issues raised by the offer.

     If the Board of Directors determines that the offer should be rejected, it may take any lawful action to defeat the offer, including, but not limited to, advising the Company's stockholders not to accept the offer, instituting litigation against the offeror, filing complaints with governmental authorities, having the Company acquire its own stock, selling or issuing authorized but unissued stock of the Company, acquiring a company to create regulatory problems, or obtaining an offer from another entity.

     The list of factors to be considered by the Board of Directors in evaluating a proposed business combination essentially reflects two principles:

          (a) That the market price of the Company's securities or other properties may not always reflect the true value of such securities or properties; and

          (b) That the Company has legitimate business purposes beyond the short-term maximization of economic gain.

Even without the proposed provision, the NRS specifically provide that the Board of Directors may consider various factors in determining whether to oppose a proposed transaction, including the interests of the stockholders, employees, suppliers, creditors, and customers of the Company; the economy of the state or the nation; the interests of the community and of society; and the long-term as well as short-term interests of the Company and its stockholders, including the possibility that such interests may be best served by continued independence of the Company. The NRS permit the Directors to consider the economic ramifications on the Company from the amounts or nature of the indebtedness to which the Company may become subject as a result of the business combination. The formal inclusion of proposed Article XII in the Restated Articles would eliminate any doubt and specifically allow the Board of Directors to consider, in addition to the factors enumerated by the NRS, non-economic factors that may inure to the long-term benefit of the stockholders, including the preservation of the Company's positive working relationship with foreign governments where the Company conducts business or owns property interests and rights. Management believes that this factor is particularly appropriate in the case of the Company because of the nature and extent of its current and proposed activities in Poland.

     The effect of this provision in the Restated Articles may be to deter a future tender offer that might include a substantial premium over the market price of the Company's stock at that time. In addition, these provisions may enable management to retain its position and allow it to resist changes that some stockholders may deem desirable.

     Proposed Article XII is permissive, not mandatory, and could be used to justify defensive tactics to resist hostile takeovers. This provision may provide some protection against stockholders who claim that only considerations of price are appropriate. It also provides a signal to potential acquirers as to what would be considered in evaluating their bid. Additionally, the provision may also permit evaluating the prospects of the potential acquirer, in addition to the relation of the offer price to the Board of Directors' estimate of the present or future value. However, it may have the effect of allowing the Board of Directors to reject an offer at a price above market price, causing the stockholders to forego a profit. The members of the Board of Directors believe, based upon their general business experience, that the provision is valid and enforceable. The Board of Directors feels that the benefit from the provision of being able to consider other factors besides price outweighs any disadvantages.

     Fair Price Provision. In recent years, tactics have been used in connection with actual and threatened unsolicited takeovers of corporate control which discriminate against certain stockholders of the target corporation.
These tactics include "two tiered," "front-end loaded" cash tender offers for a portion of the target corporation's outstanding shares of voting stock, followed by "clean-up" or "squeeze out" mergers or similar transactions that involve the elimination of the then remaining public stockholders of the target company (i.e., those who did not tender their shares to, or have their tenders accepted by, the acquirer in the initial partial cash tender offer) for cash or other consideration having a lower value than the amounts paid to the stockholders participating in the initial partial cash tender offer. The Board of Directors has approved proposed new Article XIII of the Restated Articles for the purpose of giving greater assurance to the holders of the Company's capital stock that they will receive fair and equitable treatment in the event of certain business combination transactions between the Company or its subsidiaries and any interested stockholder or certain related persons. Under the proposed article, any business combination transaction between the Company or a subsidiary of the Company and an interested stockholder (i.e., any person that directly or indirectly owns more than 10% of the aggregate voting power of the voting stock of the Company) or its affiliates or associates would require approval by the affirmative vote of the holders of at least two-thirds of the outstanding shares of voting stock of the Company, excluding any shares of voting stock held by such interested stockholder, unless certain minimum price and procedural conditions are satisfied or the transaction is approved by a majority of the continuing Directors of the Company.

     Pursuant to the NRS, a business combination must generally be approved by the Directors and a majority of the voting stock of a corporation, unless a class of stock is entitled to vote separately as a class, in which case the business combination must also be approved by a majority of each class. Regardless of whether the stockholders approve the proposed amendment to the Company's articles of incorporation discussed below, a business combination must still be approved in accordance with applicable provisions of the NRS.

     Under proposed Article XIII of the Restated Articles, the special two-thirds vote of stockholders other than the interested stockholder would not be required if either (a) the proposed business combination has been approved by a majority of the continuing Directors, or (b) the business combination involves the payment of consideration to the Company's stockholders satisfying all of the minimum price and procedural requirements summarized below. If, on the other hand, the two-thirds stockholder vote is obtained in connection with a particular business combination, the approval of a majority of the continuing Directors would not be required, and such minimum price and procedural conditions would not have to be satisfied.

     A continuing Director is any Director of the Company who was a Director prior to the time the interested stockholder became such and any other Director whose election as a Director was recommended or approved by a majority of the continuing Directors.

     The consideration to be paid to the Company's stockholders in the business combination must be either cash or the same type of consideration used by the interested stockholder to acquire the largest portion of its voting stock. The amount of such consideration to be paid per share of the Company's capital stock must satisfy each of the following:

          (a) The per share price received by the stockholders of the Company must not be less than the market price of Common Stock on the date of the announcement of the business combination and must bear the same or a greater percentage relationship to the market price of the Company's stock immediately prior to the announcement of the business combination as the highest per share price that the interested stockholder has paid for any of its shares of the Company's stock already owned by it bears to the market price of Common Stock of the Company immediately prior to the commencement of acquisition of the Company's capital stock by the interested stockholder;

          (b) The per share price to be received by the stockholders of the Company in such business combination must not be less than the highest per share price paid by the interested stockholder in acquiring any of its holdings of the Company's capital stock and not less than the earnings per share of the Company's capital stock for the four full consecutive fiscal quarters or the last fiscal year reported, whichever is higher, immediately preceding the Record Date for solicitation of votes on such business combination, multiplied by the then price/earnings multiple of the interested stockholder as customarily computed and reported in the financial community; and

          (c) The per share price to be received by the stockholders must include an additional premium over the value determined in accordance with
     (a) and (b) above that is equal to the total of

               (i) the per share equivalent of the value of the Company's oil reserves classified as "possible" under the then current criteria of the Society of Petroleum Engineers of the American Institute of Mining Engineers, as evaluated as of a reasonably practicable date not more than 180 days prior to the Record Date by a reputable and qualified petroleum engineer as determined by the Company's continuing Directors; and

               (ii) the per share equivalent of 20% of the highest consolidated balance of domestic and foreign cash, cash equivalents, and marketable securities held by the Company at any time during the period commencing on the date the interested stockholder first acquired any shares of the Company's capital stock and terminating on the 15th day prior to the date on which a Proxy Statement is scheduled to be mailed to the public stockholders of the Company in respect of such business combination.

     In addition to the other requirements of the fair price provision, prior to the consummation of any business combination and prior to any vote of the Company's stockholders, a Proxy Statement or information statement complying with the requirements of the Exchange Act must be mailed to all stockholders of the Company for the purpose of informing the Company's stockholders about the proposed business combination and, if their approval is required, for the purpose of soliciting stockholder approval. The Proxy Statement or information statement must contain at the beginning of the document in a prominent place a statement by the continuing Directors of their position on the advisability (or inadvisability) of the proposed business combination and may include a fairness opinion of a reputable investment banking firm from the view of the remaining stockholders of the Company.

     Further, after the interested stockholder has become such, and prior to the consummation of the business combination, each of the following must be complied with:

          (a) The interested stockholder must have taken steps to ensure that the Company's Board of Directors will include at all times representation by continuing Directors proportionate to the shareholdings of the Company's public stockholders not affiliated with the interested stockholder;

          (b) There shall have been no change in the amount per share payable or paid as dividends on the Company's capital stock, except as may have been approved by unanimous vote of the Directors;

          (c) The interested stockholder shall not have acquired any newly issued shares of stock, directly or indirectly from the Company;

          (d) The interested stockholder shall not have acquired any additional shares of the Company's outstanding capital stock, except as a part of the transaction which results in the interested stockholder acquiring its 10% interest;

          (e) The interested stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges, or other financial assistance or tax credits provided by the Company; or

          (f) No major change in the Company's business or equity capital structure shall have been made without the unanimous approval of the Directors.

     These procedural requirements are designed to prevent an interested stockholder from: (a) attempting to depress the market price of the Company's capital stock prior to proposing a business combination, thereby possibly reducing the consideration required to be paid to the Company's other stockholders pursuant to the minimum price provisions discussed above; (b) purchasing additional shares of the Company's capital stock at prices that are lower than those set by such minimum price provisions, and (c) self-dealing or otherwise taking advantage of its equity position in the Company by using the Company's resources for its own purposes in a manner not proportionately available to all stockholders. The requirements also ensure that all of the Company's stockholders will be fully informed of the terms and conditions of the proposed business combination prior to its completion, even if the interested stockholders were not otherwise legally required to disclose such information to such stockholders.

     The purpose of the proposed provision is to provide greater assurance that the Company's stockholders will receive fair treatment in a business combination involving an interested stockholder or its affiliates or associates. The Board of Directors of the Company believes that the adoption of the proposal is desirable notwithstanding certain provisions of Nevada law that provide that stockholders who object to a merger, consolidation, sale of assets, or certain other corporate acts may, under certain circumstances, have the statutory right to dissent, have their shares "appraised", and receive the "fair value" of their shares in cash.

     The proposed provision should encourage persons interested in acquiring the Company to negotiate in advance with the Board of Directors, since the higher stockholder voting requirements imposed would not be invoked if such person obtains the approval of a majority of the continuing Directors for the proposed business combination transaction. In the event of a proposed acquisition of the Company, the Board of Directors believes that the interest of the Company's stockholders will best be served by a transaction that results from negotiations based upon careful consideration of the proposed terms, such as the price to be paid to minority stockholders, the form of consideration paid, and tax effects of the transaction.

Redemption of Stockholder Rights.

     Pursuant to the Rights Agreement decisions respecting redemption of the Rights can only be effected by the Board of Directors' Rights Redemption Committee consisting of at least three continuing Directors, at least a majority of whom are not employees of the Company. For the purposes of this definition, the term "continuing Director" means any duly constituted Director of the Company who was a Director prior to the time the Interested Stockholder, as defined in this Agreement, became such, and any other Director whose election or appointment as a Director was recommended for approval by a majority of the Continuing Directors. For the purposes of this definition, the term "employee" means any person who is currently or who has been during the preceding 12 months a full-time employee of the Company. In the event of the failure or refusal of the Board of Directors to duly appoint a Rights Redemption Committee, then the persons constituting the Audit Committee of the Board of Directors shall also constitute the Rights Redemption Committee. In addition to the terms of the Rights Agreement as adopted by the Board of Directors, the Directors have proposed Article XII of the Restated Articles for consideration by the stockholders, which adds to the Restated Articles a provision, similar to the corresponding provision of the Rights Agreement, to the effect that the Rights may only be redeemed by the Board of Directors' Rights Redemption Committee consisting of at least three continuing Directors, at least a majority of whom are not employees of the Company. This provision prevents stockholders associated with a bidder from adopting a by-law provision or amendment to the Rights Agreement requiring redemption of the Rights, thereby circumventing the protections afforded to the stockholders that the Stockholder Rights Plan is intended to provide.

     Increased Stockholder Vote for Amendment or Repeal of Proposed Amendments

     Under the NRS, amendments to the articles of incorporation require the approval of stockholders, which is ordinarily given if the number of votes cast in favor comprises a majority of the shares entitled to vote thereon and, in certain cases, of a majority of the outstanding shares of each class entitled to vote thereon as a class. The NRS also permits provisions in a corporation's articles of incorporation that require a greater proportion than the vote otherwise required by law for any corporate action. Each of the Anti-Takeover Provisions recommended by the Board of Directors for adoption, requires the concurrence of the holders of at least two-thirds of the voting power of the Company's voting stock, voting together as a single class, for the amendment or repeal of, or the adoption of any provisions inconsistent with, any of such Anti-Takeover Provisions.

     The requirement of an increased stockholder vote for amendment of the provisions contained in the Anti-Takeover Provisions is designed to prevent a stockholder with a majority of the Company's stock from avoiding the requirements of such provisions by simply amending all of these provisions again.

     This increased stockholder vote requirement may preclude stockholders otherwise holding the requisite majority of voting power from repealing or amending a provision, even though it may be in the best interest of stockholders to do so.

     Interrelationship of Proposals and Existing Protections

     The proposed provisions sought to be approved in this proposal are intended to complement one another and to work together with the protections provided by the Stockholder Rights Plan recently adopted by the Board of Directors. (See "Stockholder Rights Plan.") The Anti-Takeover Provisions are intended to make it more difficult to bring about a rapid change in the composition of the Board of Directors and thus, make it more difficult for a third party to acquire the Company (or a substantial block of its Common Stock) without first negotiating with the Board of Directors. For example (and as described above), a third party would be unable to acquire only a majority of the Common Stock and take immediate control of the Board of Directors due to the existence of the classified board and that party's inability of removing Directors (and filling vacancies) or increasing the size of the Board of Directors without a two-thirds stockholder approval. All of the proposed provisions act to encourage third parties to negotiate directly with the Board of Directors with respect to the acquisition of all or a portion of the Common Stock. The Board of Directors has determined that the protections provided by all of the Anti-Takeover Provisions are in the best interests of the Company, notwithstanding the fact that such proposals may have adverse effects on interests of stockholders generally in certain circumstances.

CERTAIN MATERIAL CONTINUING PROVISIONS

     The Restated Articles will not affect the applicability of certain provisions of Nevada law that may be provided in or permitted by the articles of incorporation of the Company.

CHANGE IN BYLAWS

     In connection with the adoption of the Restated Articles, the Board of Directors has authorized the adoption of new bylaws to govern the corporate affairs of the Company. The material differences between the newly adopted bylaws of the Company and former bylaws of the Company and other specific provisions are discussed below. The summary of the provisions of the newly adopted bylaws and the changes from the current bylaws of the Company is qualified in its entirety by reference to the exact provisions of the newly adopted bylaws. Copies of the current bylaws of the Company as well as the former bylaws of the Company may be obtained by written request addressed to the Company.

     Number and Term of Office of Directors

     The current bylaws of the Company provide that the number of Directors constituting the Board of Directors is to be determined from time to time by either the stockholders or Directors and that each Director is to hold office until the next annual meeting of stockholders or until removed. The newly adopted bylaws of the Company provide the Board of Directors will determine the number of Directors, divided into three classes, with staggered three-year terms, consistent with the provisions of the Restated Articles.

     Contracts with Officers and Directors

     The bylaws contain a provision paralleling Article V of the current articles respecting contracts with officers and Directors. As discussed above, that Article is inconsistent with the broader provisions of the NRS and has been deleted in the Restated Articles. Similarly, this provision has been removed from the bylaws.

STOCKHOLDER RIGHTS PLAN

     Background

     In addition to the provisions being submitted to the stockholders for consideration at the Annual Meeting to assist the Company in maximizing stockholder value in the event of a proposed corporate takeover, the Board of Directors has unanimously adopted a Rights Agreement (the "Rights Agreement") under which Preferred Stock purchase rights ("Rights") will be distributed, as a dividend, to stockholders of record as of April 21, 1997 (the "Rights Record Date"), as soon as practicable after such date, at a rate of one Right for each share of Common Stock held on the Rights Record Date. The Rights Agreement was approved unanimously by the Board of Directors in concept on February 18, 1997, and formally unanimously adopted on April 4, 1997, and is not being submitted to the stockholders for their consideration.

     The Rights are designed to deal with the very serious problem of a raider using what the Board of Directors perceives to be coercive tactics to deprive the Company's board of Directors and stockholders of any real opportunity to determine the destiny of the Company. The Rights may be redeemed by the Company at a redemption price of $0.01 per Right, subject to adjustment, prior to the public announcement that 20% or more of Common Stock has been accumulated by a single acquirer or group. Thus, they should not interfere with any merger or other business combination approved by the Board of Directors nor affect any prospective offeror willing to negotiate in good faith with the Board of Directors. The Rights Agreement does not inhibit any stockholder from utilizing the Proxy mechanism to promote a change in the management or direction of the Company. However, as discussed above, the Company's classified board does inhibit any stockholder from utilizing the Proxy mechanism to promote an immediate change in the management or direction of the Company.

     The Board of Directors has viewed with concern the possibility of abusive tactics in attempts to take over public companies. While the Board of Directors is not aware of any effort to acquire control of the Company, it believes that the Rights Agreement represents a sound and reasonable means of safeguarding the investment of stockholders in the Company.

     Distribution of the Rights will not in any way alter the financial strength of the Company or interfere with its business plans. The distribution of the Rights is not dilutive, does not affect reported earnings per share, is not taxable either to the recipient or to the Company, and will not change the way in which stockholders can currently trade shares of Common Stock. However, under certain circumstances, more specifically described below, particularly where the Rights are "triggered" as the result of certain potentially abusive tactics (that is, tactics that are perceived by the Board of Directors to be either coercive, unfair, or discriminatory), exercise of the Rights may be dilutive or affect reported earnings per share. The Right's discriminatory feature exposes an acquirer to a substantial penalty for proceeding without the Board of Directors' approval. If the Rights not attached to the acquirer's shares are triggered, they may be exercised by someone even if an initial holder cannot pay the exercise price, since they detach from the underlying shares and become separately tradable no later than the flip-in event (a "flip-in" event occurs if any person, including affiliates and associates, or group acting in concert, without the Board of Director's prior approval, acquires beneficial ownership of 20% or more of the Company's voting stock). If a significant number of rights were exercised, both the economic value and the voting power of the acquiring person's shares would be immediately and substantially diluted by the issuance of new shares to exercising holders. Further, as to any rights left outstanding after their flip-in exercise period, the acquirer must contend with the flip-over (a "flip-over" event occurs if, following a flip-in event, the Company consummates any business combination in which its stock is changed or exchanged with, or any substantial asset sold to, any person) if it wants to acquire the entire equity interest in the target (since a non-board-approved "squeeze-out" merger cannot eliminate, and will trigger, the detached rights).

     Summary of the Rights Agreement

     A dividend of one Right for each outstanding share of Common Stock of the Company is payable to holders of Common Stock as of the Rights Record Date.
Each Right entitles the registered holder thereof to purchase from the Company one one-hundredth (1/100) of a share of Series A Preferred Stock (the "Series A Preferred Stock") at an exercise price of $100 (the "Exercise Price"). The terms and conditions of the Rights are contained in the Rights Agreement between the Company and Fidelity Transfer Corporation, as rights agent (the "Rights Agent"); and the summary contained herein is qualified in its entirety by the terms of the Rights Agreement.

     Initially the Rights will not be exercisable, certificates for the Rights will not be issued, and the Rights will automatically trade with the Common Stock.

     Until the close of business on the Separation Date, which will occur on the earliest of (i) the tenth day after the public announcement that a person or group of affiliated or associated persons ("Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding Voting Shares (as defined in the Rights Agreement) of the Company (the "Stock Acquisition Date") or (ii) the tenth day after the date of the commencement of, or first public announcement of, the intent of any person to commence a tender or exchange offer or take-over bid to acquire beneficial ownership of 20% or more of the outstanding Voting Shares of the Company or
(iii) such later date as may be fixed by the Board of Directors from time to time by notice to the Rights Agent and publicly announced by the Company, the Rights will be represented by and transferred only with the Common Stock. Until the Separation Date, new certificates issued for Common Stock after the Rights Record Date will contain a legend incorporating the Rights Agreement by reference, and the surrender for transfer of any of the Common Stock certificates will also constitute the transfer of the Rights associated with the Common Stock represented by those certificates. Promptly following the Separation Date, separate certificates representing the Rights will be mailed to holders of record of Common Stock at the close of business on the Separation Date, and thereafter the certificates representing the Rights alone will evidence the Rights. The Rights are not exercisable until the Separation Date.

     The Exercise Price payable and the number of shares of Series A Preferred Stock or other securities or property issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination, or reclassification of, the Common Stock, (ii) upon the grant to holders of Common Stock of certain rights or warrants to subscribe for Common Stock or convertible securities at less than the Market Price (as defined in the Rights Agreement) of the Common Stock, or
(iii) upon the distribution to holders of Common Stock of evidences of indebtedness or assets (excluding regular cash dividends and dividends payable in Common Stock) or of subscription rights or warrants.

     If any Person becomes an Acquiring Person, other than pursuant to a tender or exchange offer for all outstanding Common Stock of the Company that the Board of Directors, taking into account the long-term value of the Company and all other factors that the Board of Directors considers relevant (such as, for example, the adequacy of the price offered, the fairness of the offer to the Company and its stockholders, the nature and timing of the offer, the impact on constituencies other than stockholders, the probability of consummation, the quality of any securities being offered in the exchange, as well as the basic stockholder interests at stake, including stockholder interests in long-term as compared to short-term values and in making independent, uncoerced investment decisions), determines to be at a price and on terms that are fair to holders of Common Stock of the Company (a "Flip-in Event"), each holder of a Right, other than the Acquiring Person, will have the right to receive, upon payment of one-half (1/2) the Exercise Price, in lieu of Series A Preferred Stock, a number of shares of Common Stock of the Company having an aggregate Market Price equal to the Exercise Price.

     For example, at the Exercise Price of $100 per Right, if any person becomes the beneficial owner of 20% or more of the outstanding Common Stock of the Company, each Right (other than Rights owned by such 20% beneficial owner or any of its affiliates or associates, which will have become void) would entitle its holder to purchase $200 worth of Common Stock for $100. Assuming that the Common Stock had a per share value of $10 at such time, each Right would effectively entitle its holder to purchase 20 shares of Common Stock for $100.

     After a Flip-in Event, Rights that are (or, under certain circumstances, Rights that were) beneficially owned by an Acquiring Person will be null and void.

     Unless the Rights are redeemed earlier, if, after the Stock Acquisition Date, the Company is acquired in a merger or other business combination (in which any of the Common Stock is changed into or exchanged for other securities or assets) or more than 50% of the assets or operating income or cash flow of the Company and its subsidiaries (taken as a whole) are sold or transferred in one or a series of related transactions (a "Flip-over Transaction or Event"), the Rights Agreement provides that proper provision shall be made so that each holder of record of Rights will, from and after that time, have the right to receive, upon payment of the Exercise Price, that number of shares of Common Stock of the acquiring company (or, in certain circumstances, the direct or indirect corporate parent of the acquiring company) which has a Market Price at the time of such Flip-over Transaction or Event equal to twice the Exercise Price. The right to purchase shares of an acquiring company would not apply to a transaction with a person that became an Acquiring Person pursuant to a tender or exchange offer approved by the Company's Board of Directors if the price paid to holders of Common Stock in the transaction was not less than the price paid in such tender or exchange offer.

     Fractions of Series A Preferred Stock (other than fractions that are integral multiples of one one-hundredth of a share) may, at the election of the Company, be evidenced by depository receipts. The Company may also issue cash in lieu of fractional shares of Series A Preferred Stock that are not integral multiples of one one-hundredth of a share of Series A Preferred Stock.

     At any time prior to the earlier of (i) the Expiration Date (defined as the close of business on the tenth-year anniversary of the Rights Agreement) or (ii) the close of business on the tenth day after the Stock Acquisition Date (subject to extension by the Rights Redemption Committee), the Rights Redemption Committee may, at its option, cause the Company to redeem the rights in whole, but not in part, at a price of $0.01 per Right (the "Redemption Price"), subject to adjustment. Immediately upon the action of the Board of Directors authorizing redemption of the Rights, the right to exercise the Rights will terminate, and the holders of Rights will only be entitled to receive the Redemption Price without any interest thereon. Decisions respecting redemption of the Rights can only be effected by the Board of Directors' Rights Redemption Committee consisting of at least three continuing Directors, at least a majority of whom are not employees of the Company. A "continuing Director" means any Director of the Company who was a Director prior to the time the Interested Stockholder, as defined in the Rights Agreement, became such, and any other Director whose election as a Director was recommended for approval by a majority of the Continuing Directors. An "employee" Director means any Director who is currently or who has been during the preceding 12 months a full-time employee of the Company.

     As long as the Rights are redeemable, the Rights Redemption Committee, without further stockholder approval, may, except with respect to the Exercise Price or Expiration Date of the Rights, amend the Rights Agreement in any manner that, in the Board of Directors' opinion, does not materially adversely affect the interests of holders of the Rights as such.

     Until a Right is exercised, the holder, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

     The Series A Preferred Stock

     The following description of the Series A Preferred Stock is qualified in its entirety by the Designation of Rights, Privileges, and Preferences of such preferred stock.

The Series A Preferred Stock is non-redeemable and subordinate to any other series of the Company's Preferred Stock which may at any time be issued (the Company currently does not have any Preferred Stock outstanding). The Series A Preferred Stock may not be issued, except upon exercise of Rights (each Right to be distributed to holders of Common Stock entitles such holder to purchase one one-hundredth of a share of Series A Preferred Stock). Each share of Series A Preferred Stock is entitled to receive, when, as, and if declared, a dividend in an amount equal to one hundred times the cash dividend declared on each share of Common Stock. In addition, each share of Series A Preferred Stock is entitled to receive one hundred times any non-cash dividends declared with respect to each share of Common Stock, in like kind, other than a dividend payable in shares of Common Stock. In the event of liquidation, the holder of each share of Series A Preferred Stock shall be entitled to receive a liquidation payment in an amount equal to one hundred times the liquidation payment made per Common Share of the Company. Each share of Series A Preferred Stock has one hundred votes, voting together with the Common Stock and not as a separate class, unless otherwise required by law or the Company's articles of incorporation. In the event of any merger, consolidation, or other transaction in which shares of Common Stock of the Company are exchanged, each share of Series A Preferred Stock is entitled to receive one hundred times the amount received per share of Common Stock of the Company.

     Reserved Shares

     The Rights Agreement contemplates that the Company will reserve a sufficient number of authorized but unissued shares of Common Stock to permit the exercise in full of the Rights should the Rights become exercisable. If the amendment to the articles of incorporation to increase the authorized capitalization of the Company is not approved by the stockholders as discussed above, the number of authorized but unissued and non-reserved shares of Common Stock would not be sufficient for issuance upon the Rights becoming exercisable based on the initial terms of the Rights before the effect of any future anti-dilution adjustment for such events as a share dividend or stock split or consolidation and before the effect of any future adjustment resulting from a Flip-In Event. However, pursuant to provisions of the NRS, the Board of Directors could effect a stock consolidation without submitting the matter to the stockholders for their consideration, and the Board of Directors may do so in the event of a possible Flip-in Event if the proposed amendment to the articles of incorporation to increase the authorized number of shares of Common
Stock is not approved by the stockholders.   Depending upon the then current
market price of the Common Stock and the Exercise Price, the number of shares of Common Stock presently authorized or to be authorized if the additional shares are authorized may be insufficient to permit exercise in full of the Rights upon the occurrence of a Flip-in Event. Consequently, the effectiveness of the Rights Agreement may be impaired if an insufficient number of shares is authorized and reserved for issuance upon the exercise of Rights.

     Amendment of the Rights Agreement.

     At any time prior to the Exercisability Date, the Board of Directors may amend any provision of the Rights Agreement in any manner, including to change the Exercise Price, without the approval of the holders of the Common Stock. Thereafter, subject to certain limitations, the Board of Directors may amend the Rights Agreement without the approval of the holders of the Common Stock so long as the interests of the holders of the Rights are not adversely affected, including generally (i) to shorten or lengthen any time period under the Rights Agreement or (ii) in any manner that the Board deems necessary or desirable, so long as such amendment is consistent with and for the purpose of fulfilling the objectives of the Board of Directors in originally adopting the Rights Agreement.

     Effects of Rights Agreement

     The Board of Directors believes that the Rights Agreement provides an important level of protection against abusive corporate takeover techniques. As noted above, pursuant to the Rights Agreement, decisions respecting redemption of the rights can only be effected by the Board of Directors' Rights Redemption Committee consisting of at least three continuing Directors, at least a majority
of whom are not employees of the Company.   In addition to the terms of the
Rights Agreement, as adopted by the Board of Directors, the Directors have proposed Article XII of the Restated Articles for consideration by the stockholders, which adds to the Restated Articles a provision, similar to the corresponding provision of the Rights Agreement, to the effect that the Rights may only be redeemed by the Rights Redemption Committee consisting of at least three continuing Directors, at least a majority of whom are not employees of the Company. This provision prevents stockholders associated with a bidder from adopting a by-law provision or amendment to the Rights Agreement requiring redemption of the Rights, thereby circumventing the protections the stockholders that the Stockholder Rights Plan is intended to provide. (See above.)

VOTE REQUIRED

     Each of the above several proposals relating to the Restated Articles will be included in the Restated Articles if the number of votes cast for such specific proposal constitutes at least a majority of the issued and outstanding Common Stock of the Company. As indicated on the enclosed form of Proxy, the above proposals will be voted on separately for each lettered subparagraph relating to proposed amendments to the Company's Articles of Incorporation and bylaws as follows:

          (a)  Make general modernizing changes;
     (b) Cause the Company to specifically opt out of certain anti-takeover statutes in Nevada while remaining subject to similar statutes in other states;
     (c) Increase the Company's authorized capitalization to 30,000,000 shares of common stock, retaining the 5,000,000 shares of preferred stock currently authorized;
     (d) Make certain modernizing changes to article provisions providing for the indemnification of officers, Directors, and others;
     (e)  Require advance notice for the nomination of Directors;
     (f) Grant cumulative voting on the election of Directors if a person or group of related persons owning in excess of 30% of the Common Stock opposes management of the Company in a separate Proxy solicitation or in an election contest;
     (g) Require advance notice regarding business to be conducted at stockholders' meetings;
     (h) Deny action by the written consent of the holders of a majority of the voting shares;
     (i) Prohibit the Company from paying a premium upon the redemption of stock in excess of the fair market value of such stock from a stockholder that has acquired 10% or more of the Common Stock;
     (j) Authorize the Board of Directors to consider all relevant factors in evaluating a proposed tender offer or other attempted takeover;
     (k) Require an affirmative vote of stockholders holding at least two-thirds of the Common Stock to approve a business combination with a person or group of related persons owning in excess of 10% of the Common Stock unless such business combination requires the payment of a fair price for the Company's stock, prohibits the Company from entering into certain transactions or taking certain actions with related parties and requires prior notice to have been provided to the stockholders or, alternatively, the business combination is approved by two-thirds of the Directors that were not elected by or at the request of the interested person or persons; and
     (l) Provide that the Rights granted to the stockholders pursuant to the Stockholder Rights Plan may only be redeemed by the Rights Redemption Committee consisting of at least three continuing Directors, at least a majority of whom are not employees of the Company.

     In each case, each Anti-Takeover Provision of the Restated Articles has a provision that, if such Anti-Takeover Provision is adopted the concurrence of the holders of at least two-thirds of the voting power of the Company's voting stock, voting together as a single class, would be required for the amendment or repeal of, or the adoption of any provisions inconsistent with, any of such provisions.

     Adoption of each specific provision requires the approval of a majority of the shares present, in person or represented by Proxy, and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have the same legal effect as a vote against the specific proposals. Directors and officers holding 911,193 shares, or approximately 7.2% of the issued and outstanding shares, have indicated their intention to vote in favor of adoption.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF EACH OF THE PROPOSED AMENDMENTS TO THE ARTICLES OF INCORPORATION. IT IS INTENDED THAT, IN THE ABSENCE OF CONTRARY SPECIFICATIONS, VOTES WILL BE CAST PURSUANT TO THE ENCLOSED PROXIES FOR THE ADOPTION OF THE EACH PROPOSED PROVISION OF THE RESTATED ARTICLES.


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           PROPOSAL 4:  APPROVAL OF 1996 STOCK OPTION AND AWARD PLAN

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GENERAL

     On November 5, 1996, the Board of Directors of the Company approved the terms of the 1996 Stock Option and Award Plan (the "1996 Plan"). In order for certain of the 1996 Plan's provisions to be effective, it must be approved by the stockholders of the Company and is being submitted for such approval pursuant to this Proxy Statement. If the 1996 Plan is approved, it will be deemed to be the 1996 Plan of the Company, as discussed above.

     In the following paragraphs a summary of the terms of the 1996 Plan is provided. The following summary is qualified in its entirety by the provisions of the 1996 Plan, the form of which is attached hereto at Appendix "B".


PLAN SUMMARY

     The Board of Directors of the Company believes that it is important that senior management as well as other employees and individuals who contribute to the success of the Company have a stake in the enterprise as stockholders. Consistent with this belief, the award of stock options has been and will continue to be an important element of their compensation program. The Board of Directors previously approved and, at the 1996 annual meeting the stockholders adopted, the 1995 Stock Option and Award Plan (the "1995 Plan"). An aggregate of 500,000 shares of Common Stock are permitted to be issued under the 1995 Plan. As of the date of this Proxy Statement, options to purchase 450,500 shares have been granted pursuant to the 1995 Plan, leaving only 49,500 shares subject to the 1995 Plan. As the award of stock options is an important element of the Company's compensation program, the Board of Directors believes that another plan should be adopted.

     The 1996 Plan is intended to (a) attract competent Directors, executive personnel, and other employees, (b) ensure the retention of the services of existing Directors, executive personnel and employees, and (c) provide incentives to all of such personnel to devote the utmost effort and skill to the advancement and betterment of the Company by permitting them to participate in ownership and thereby permitting them to share in increases in the value which they help produce.

     The 1996 Plan is to be administered either by the Board of Directors or by the appropriate committee (the "Committee") to be appointed from time to time by such Board of Directors. Currently the Compensation Committee recommends to the Board of Directors actions respecting the 1996 Plan. Awards granted under the 1996 Plan may be incentive stock options ("ISOs") as defined in the Internal Revenue Code (the "Code"), appreciation rights, options which do not qualify as ISOs, or stock bonus awards which are awarded to employees, including officers and Directors, who, in the opinion of the board or the Committee, have contributed, or are expected to contribute, materially to the success of the Company. In addition, at the discretion of the Board of Directors or the Committee, options or bonus stock may be granted to individuals who are not employees but contribute to the success of the Company.

     The exercise price of options granted under the 1996 Plan is to be based on the fair market value of the underlying Common Stock at the time of grant and, in the case of ISOs, may not be less than 100% of the fair market value of such capital stock on the date the option is granted (110% of the fair market value in the case of 10% stockholders). Options granted under the 1996 Plan shall expire not later than ten years after the date of grant (five years in the case of ISOs granted to 10% stockholders). The option price may be paid by cash or, at the discretion of the Company's Board of Directors or Committee, by delivery of shares of Common Stock of the Company already owned by the optionee (valued at their fair market value at the date of exercise), or a combination thereof.

     All of the employees, officers, and Directors of the Company are eligible to participate under the 1996 Plan. A maximum of 500,000 shares are available for grant under the 1996 Plan. The identification of individuals entitled to receive awards, the terms of the awards, and the number of shares subject to individual awards are determined by the Board of Directors or the Committee, in their sole discretion; provided, however, that in no event may the aggregate fair market value of shares for which an ISO is first exercisable in any calendar year by any eligible employee exceed $100,000.

     The aggregate number of shares with respect to which options or stock awards may be granted under the 1996 Plan, the number of shares covered by each outstanding option, and the purchase price per share, shall be adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, reorganization, merger, consolidation, exchange of shares, stock dividend, stock split, reverse stock split, or other subdivision or consolidation of shares.

     The Board of Directors or the Committee may from time to time alter, amend, suspend, or discontinue the 1996 Plan with respect to any shares as to which options or stock awards have not been granted. However, no such alteration or amendment (unless approved by the stockholders) shall (a) increase (except adjustment for an event of dilution) the maximum number of shares for which options or stock awards may be granted under the 1996 Plan either in the aggregate or to any eligible employee; (b) reduce (except adjustment for an event of dilution) the minimum option prices which may be established under the 1996 Plan; (c) extend the period or periods during which options may be granted or exercised; (d) materially modify the requirements as to eligibility for participation in the 1996 Plan; (e) change the provisions relating to events of dilution; or (f) materially increase the benefits accruing to the eligible participants under the 1996 Plan.

CERTAIN TAX MATTERS

     A participant to whom a nonqualified option is granted will not realize income at the time of the grant. Upon exercise of the option, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taxable to the optionee as ordinary income. The tax basis to the optionee for the stock acquired is the exercise price plus the amount recognized as income. The Company will be entitled to a deduction equal to the amount of the ordinary income realized by the optionee in the taxable year which includes the end of the optionee's taxable year in which he realizes the ordinary income. When shares acquired pursuant to the exercise of the option are disposed of, the holder will realize additional capital gain or loss equal to the difference between the sales proceeds and his or her tax basis in the stock.

     If a participant to whom an option is granted exercises such option by payment of the exercise price in whole or in part with previously owned shares, the optionee will not realize income with respect to the number of shares received on exercise which equals the number of shares delivered by the optionee. The optionee's basis for the delivered shares will carry over to the option shares received. With regard to the number of nonqualified option shares received which exceeds the number of shares delivered, the optionee will realize ordinary income at the time of exercise; the optionee's tax basis in these additional option shares will equal the amount of ordinary income realized plus the amount of any cash paid.

     Recipients of ISOs will not be required to recognize income at the time of the grant of the options or at the time of exercise of the options as long as the stock received on exercise is held for at least two years from the date of the grant of the ISOs or one year from the date of exercise (although the difference between the fair market value of the stock and the exercise price paid at the time of exercise must be taken into account for alternative minimum tax purposes). If the stock received upon exercise of an ISO is disposed of prior to the expiration of either of such time periods, the optionee will be required to recognize as ordinary income the amount by which the fair market value of the stock received at the time of exercise exceeds the exercise price of the ISOs.

     Under the 1996 Plan, stock appreciation rights ("SARs") can be granted at the time an option is granted with respect to all or a portion of the shares subject to the related option. SARs can only be exercised to the extent the related option is exercisable and cannot be exercised for the six month period following the date of grant, except in the event of death or disability of the optionee. The exercise of any portion of either the related option or the tandem SARs will cause a corresponding reduction in the number of shares remaining subject to the option or the tandem SARs, thus maintaining a balance between outstanding options and SARs. SARs permit the holder to receive an amount (in cash, shares, or a combination of cash and shares, as determined by the Board of Directors at the time of grant) equal to the number of SARs exercised multiplied by the excess of the fair market value of the shares on the exercise date over the exercise price of the related options.

     Under the terms of the 1996 Plan, the Board of Directors or the Committee may also grant stock awards which may, at the discretion of such Board of Directors or Committee, be subject to forfeiture under certain conditions. Recipients of stock awards will realize ordinary income at the time of the lapse of any forfeiture provisions equal to the fair market value of the shares less any amount paid in connection with the issuance (the Board of Directors or the Committee can require the payment of par value at the time of the grant). The Company will realize a corresponding compensation deduction. The holder will have a basis in the shares acquired equal to any amount paid on exercise plus the amount of any ordinary income recognized by the holder. On sale of the shares, the holder will have a capital gain or loss equal to the sale proceeds minus his or her basis in the shares.

ISSUANCE OF OPTIONS PURSUANT TO THE 1996 PLAN

     At the time of adoption of the 1996 Plan, the Board of Directors also approved the grant of options to purchase an aggregate of 130,000 shares of Common Stock at an exercise price of $8.875 per share under the 1996 Plan. Each option is immediately exercisable to purchase 50% of the Common Stock covered by such option and vests in full on the first anniversary of the date of grant. If the 1996 Plan is approved by the stockholders at the Annual Meeting, these options will qualify as ISOs and be subject to the treatment described above.

VOTE REQUIRED

     Adoption of the 1996 Plan requires the approval of a majority of the shares present, in person or represented by Proxy, and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have the same legal effect as a vote against the approval of the 1996 Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 1996 PLAN. IT IS INTENDED THAT, IN THE ABSENCE OF CONTRARY SPECIFICATIONS, VOTES WILL BE CAST PURSUANT TO THE ENCLOSED PROXIES FOR THE APPROVAL OF THE 1996 PLAN.


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                         INDEPENDENT PUBLIC ACCOUNTANTS

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     The selection of the Company's auditors will not be submitted to the stockholders for their approval in the absence of a requirement to do so. It is anticipated that representatives of Coopers & Lybrand LLP will be present at the Annual Meeting and will be provided the opportunity to make a statement, if they desire to do so, and be available to respond to appropriate questions.

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                             STOCKHOLDER PROPOSALS

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     No proposals have been submitted by stockholders of the Company for consideration at the Annual Meeting. It is anticipated that the next annual meeting of stockholders will be held during June 1998. Stockholders may present proposals for inclusion in the Proxy Statement to be mailed in connection with the 1998 annual meeting of stockholders of the Company, provided such proposals are received by the Company no later than January 7, 1998, and are otherwise in compliance with applicable laws and regulations and the governing provisions of the articles of incorporation and bylaws of the Company.

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                                 OTHER MATTERS

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     Management does not know of any business other than that referred to in the Notice which may be considered at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote the proxies held by them in accordance with their best judgment.

     In order to assure the presence of the necessary quorum and to vote on the matters to come before the Annual Meeting, please indicate your choices on the enclosed Proxy and date, sign, and return it promptly in the envelope provided. The signing of a Proxy by no means prevents your attending the meeting.

                              By Order of the Board of Directors

                              FX ENERGY, INC.



                              /s/ Andrew W. Pierce, Secretary



Salt Lake City, Utah
May 9, 1997

                                  P R O X Y
                                FX ENERGY, INC.

ANNUAL MEETING OF THE SHAREHOLDERS OF  (THIS PROXY IS SOLICITED ON BEHALF
FX ENERGY, INC. ON JUNE 24, 1996          OF THE BOARD OF DIRECTORS)

     The undersigned hereby appoints David N. Pierce and Scott J. Duncan proxies, with full power of substitution, to vote the shares of common stock of FX ENERGY, INC. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of shareholders of the Company ("Annual Meeting") to be held at Little America Hotel, 500 South Main, Salt Lake City, Utah, on June 24, 1996, at 10:00 a.m., local time, or any adjournment(s) thereof, such proxies being directed to vote as specified below. IF NO INSTRUCTIONS ARE SPECIFIED, SUCH PROXY WILL BE VOTED "FOR" EACH PROPOSAL.

     To vote in accordance with the board of directors' recommendations, sign below. The "FOR" boxes may, but need not, be checked. To vote against any of the recommendations, check the appropriate box marked "AGAINST" below. To withhold authority for the proxies to vote for any of the recommendations, check the appropriate box(es) marked "WITHHOLD AUTHORITY" below.

     The Board of Directors recommends votes "FOR" the following proposals, each of which has been proposed by the Board of Directors:

     1. To elect each of the following nominees to serve as a director for a term expiring at the Annual Meeting of the shareholders of the Company for the year indicated next to the nominee's name and until a successor is elected and qualified. To withhold your vote for any individual nominee, strike a line through such nominee's name;
          Andrew W. Pierce (2000)                 Jay W. Decker (2000)
                            Jerzy B. Maciolek (2000)

     2. To approve proposed amendments to the Company's Articles of Incorporation and bylaws that would make certain general modernizing changes and put in place certain measures designed to assist the Company in maximizing stockholder value in the event of a proposed corporate acquisition, including provisions that would:
     (a)  Make general modernizing changes;
          FOR           AGAINST         WITHHOLD AUTHORITY
             --                --                                 --
     (b) Cause the Company to specifically opt out of certain anti-takeover statutes in Nevada while remaining subject to similar statutes in other states;
          FOR           AGAINST         WITHHOLD AUTHORITY
             --                --                                 --
     (c) Increase the Company's authorized capitalization to 30,000,000 shares of common stock, retaining the 5,000,000 shares of preferred stock currently authorized;
          FOR           AGAINST         WITHHOLD AUTHORITY
             --                --                                 --
     (d) Make certain modernizing changes to article provisions providing for the indemnification of officers, Directors, and others;
          FOR           AGAINST         WITHHOLD AUTHORITY
             --                --                                 --
     (e)  Require advance notice for the nomination of Directors;
          FOR           AGAINST         WITHHOLD AUTHORITY
             --                --                                 --
     (f) Grant cumulative voting on the election of Directors if a person or group of related persons owning in excess of 30% of the Common Stock opposes management of the Company in a separate Proxy solicitation or in an election contest;
          FOR           AGAINST         WITHHOLD AUTHORITY
             --                --                                 --
     (g) Require advance notice regarding business to be conducted at stockholders' meetings;
          FOR           AGAINST         WITHHOLD AUTHORITY
             --                --                                 --
     (h) Deny action by the written consent of the holders of a majority of the voting shares;
          FOR           AGAINST         WITHHOLD AUTHORITY
             --                --                                 --
     (i) Prohibit the Company from paying a premium upon the redemption of stock in excess of the fair market value of such stock from a stockholder that has acquired 10% or more of the Common Stock;
          FOR           AGAINST         WITHHOLD AUTHORITY
             --                --                                 --
     (j) Authorize the Board of Directors to consider all relevant factors in evaluating a proposed tender offer or other attempted takeover;
          FOR           AGAINST         WITHHOLD AUTHORITY
             --                --                                 --
     (k) Require an affirmative vote of stockholders holding at least two-thirds of the Common Stock to approve a business combination with a person or group of related persons owning in excess of 10% of the Common Stock unless such business combination requires the payment of a fair price for the Company's stock, prohibits the Company from entering into certain transactions or taking certain actions with related parties and requires prior notice to have been provided to the stockholders or, alternatively, the business combination is approved by two-thirds of the Directors that were not elected by or at the request of the interested person or persons; and
          FOR           AGAINST         WITHHOLD AUTHORITY
             --                --                                 --
     (l) Provide that the Rights granted to the stockholders pursuant to the Stockholder Rights Plan may only be redeemed by the Rights Redemption Committee consisting of at least three continuing Directors, at least a majority of whom are not employees of the Company.
          FOR           AGAINST         WITHHOLD AUTHORITY
             --                --                                 --

     3.   To approve the FX Energy, Inc. 1996 Stock Option and Award Plan;

          FOR           AGAINST         WITHHOLD AUTHORITY
             --                --                                 --

     4. To transact such other business as may properly come before the Annual Meeting.

          FOR           AGAINST         WITHHOLD AUTHORITY
             --                --                                 --

PLEASE PRINT YOUR NAME AND SIGN EXACTLY AS YOUR NAME APPEARS IN THE RECORDS OF
THE COMPANY.  WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.   IF YOUR
SHARES ARE HELD AT A BROKERAGE HOUSE, PLEASE INDICATE IN THE SPACE PROVIDED THE NAME OF THE BROKERAGE HOUSE AND THE NUMBER OF SHARES HELD.

Dated:                             Number of Shares Held of Record

--------------------------         ---------------------------

Number of Shares Held at a         Name of Brokerage or Clearing
Brokerage or Clearing House        House


--------------------------         ---------------------------
Signature                          Signature (if held jointly)

--------------------------         ---------------------------
Print Name                         Print Name

PLEASE MARK, SIGN, DATE, AND
RETURN THIS PROXY TO:                   FX ENERGY, INC.
                                        3006 SOUTH HIGHLAND DRIVE,
                                        SUITE 206
                                        SALT LAKE CITY,UTAH 84106











                                RIGHTS AGREEMENT


                                  dated as of


                                 April 4, 1997

                                    between


                                FX ENERGY, INC.


                                      and


                            FIDELITY TRANSFER CORP.,
                                as Rights Agent

                                RIGHTS AGREEMENT


     THIS RIGHTS AGREEMENT (this "Agreement"), dated as of the 4th day of April, 1997, is entered into by and between FX ENERGY, INC., a Nevada corporation (the "Company"), and FIDELITY TRANSFER CORP., a Utah corporation authorized to conduct business in the state of Utah (the "Rights Agent").

     WHEREAS, in order to preserve stockholder value, the Board of Directors of the Company has determined that it is advisable for the Company to adopt a stockholder rights plan (the "Rights Plan") to protect the Company and its stockholders from abusive acquisition tactics;

     WHEREAS, in order to implement the Rights Plan, the Board of Directors of the Company has authorized and declared a dividend distribution of one right ("Right") effective 5:00 p.m. (Mountain time) on April 4, 1997 (the "Record Date") for each Common Share (as hereinafter defined) outstanding at the close of business (as hereinafter defined) on the Record Date; and has authorized the issuance of one Right in respect of each Common Share issued after the Record Date and until the earliest to occur of the Separation Date, the Expiration Date or the Redemption Date (as such terms are hereinafter defined);

     WHEREAS, each Right entitles the holder thereof, after the Separation Date, to purchase securities of the Company (or in certain cases, of certain other entities) pursuant to the terms and subject to the conditions set forth herein; and

     WHEREAS, the Company desires to appoint the Rights Agent to act on behalf of the Company, and the Rights Agent is willing to so act, in connection with the issuance, transfer, exchange and replacement of Rights Certificates (as hereinafter defined), the exercise of Rights and other matters referred to herein.

     NOW, THEREFORE, in consideration of the premises and respective agreements set forth herein the parties hereby agree as follows:


                                   ARTICLE I
                              CERTAIN DEFINITIONS

     1.1  Certain Definitions.

     For purposes of this Agreement, the following terms have the following meanings:

          (a) "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of twenty percent (20%) or more of the Voting Shares of the Company then outstanding, but shall not include the Company, any Subsidiary of the Company or any employee benefit plan of the Company or any Subsidiary of the Company, or any Person or entity organized, appointed, or established by the Company or such Subsidiary of the Company for or pursuant to the terms of any such employee benefit plan. Notwithstanding the foregoing, no Person shall become an Acquiring Person solely as the result of a reduction in the number of Voting Shares outstanding due to an acquisition of Voting Shares by the Company which increases the proportionate number of such Voting Shares Beneficially Owned by such Person to twenty percent (20%) or more unless and until that Person shall purchase or otherwise become (as a result of actions by such Person or its Affiliates or Associates) the Beneficial Owner of any additional Voting Shares of the Company.

          (b) "Affiliate" of, or a person "affiliated" with, a specified Person shall mean a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person.

          (c) "Associate", used to indicate a relationship with a specified Person, shall mean:

               (i) any corporation, partnership or other organization of which such specified Person is an officer or partner;

               (ii) any trust or other estate in which such specified Person has a substantial beneficial interest or as to which such specified Person serves as trustee or in a similar fiduciary capacity;

               (iii) any relative or spouse of such specified Person or any person of the opposite sex to whom such specified Person is married or with whom such specified Person is living in a conjugal relationship outside marriage, or any relative of such spouse or other person, who has the same home as such specified Person or who is a director or officer of the Company or an Affiliate of the Company;

               (iv) any Person who is a director, officer, partner or trustee of such specified Person or of any corporation, partnership or other organization (other than the Company or any wholly-owned Subsidiary of the Company) which is an Affiliate or Associate of such specified Person; and

               (v) any corporation of which such specified Person beneficially owns, directly or indirectly, voting securities carrying more than 10 percent of the rights attaching to all voting securities of such corporation for the time being outstanding.

          (d) A Person shall be deemed the "Beneficial Owner", and to have "Beneficial Ownership", of and to "Beneficially Own" any securities:

               (i) as to which such Person or any of such Person's Affiliates or Associates is or may be deemed to be the beneficial owner pursuant to Rule 13d-3 or 13d-5 under the Exchange Act (or pursuant to any comparable or successor laws or regulations or, if such Rules shall be rescinded and there shall be no comparable or successor laws or regulations, pursuant to Rule 13d-3 or 13d-5 as in effect on the date of this Agreement); and

               (ii) as to which such Person or any of such Person's Affiliates or Associates has the right to become Beneficial Owner (whether such right is exercisable immediately or only after the passage of time or only after the occurrence of changes in market prices) pursuant to any contract, agreement, arrangement or understanding, or upon the exercise of any rights (other than the Rights), whether conversion rights, exchange rights, warrants or options, or otherwise;

          Provided, however, that a Person shall not be deemed the "Beneficial Owner", or to have "Beneficial Ownership", of or to "Beneficially Own", any security:

               (i) tendered pursuant to a tender or exchange offer or Takeover Bid made by such Person or any of such Person's Affiliates or Associates until the earliest of such tendered security being accepted for payment or exchange or being taken up and paid for; or

               (ii) as to which such Person's Affiliates or Associates have or shares the voting power or has the power to direct the voting pursuant to a revocable proxy given in response to a public proxy solicitation made pursuant to and in accordance with, the applicable rules and regulations under the Securities Exchange Act of 1934, as amended, except if such power (or the arrangement relating thereto) is then reportable under Item 6 of Schedule 13D under the Securities Exchange Act of 1934, as amended (or any similar provision of a comparable or successor report).

          For purposes of this Agreement, in determining the percentage of the outstanding Voting Shares with respect to which a Person is the Beneficial Owner, all Voting Shares as to which such Person is deemed the Beneficial Owner shall be deemed outstanding.

          (e) "Board of Directors" shall mean, as applicable, the Board of Directors of the Company and/or any of its Subsidiaries.

          (f) "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the state of Utah are authorized or obligated by law or executive order to close.

          (g) "Close of Business" on any given date shall mean the time on such date (or, if such date is not a Business Day, the time on the next succeeding Business Day) at which the office of the transfer agent for the Common Shares of the Company in Salt Lake City, Utah (or, after the Separation Date, the offices of the Rights Agent, if different from such transfer agent) is closed to the public.

          (h) "Common Shares", when used with reference to the Company, shall mean the shares of common stock, par value $0.001 per share (as such par value may be changed from time to time), of the Company. "Common Shares", when used with reference to any Person other than the Company, shall mean the shares of capital stock (or equity interest) with the most significant voting or decision-making power with respect to management or control of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately controls such first-mentioned Person.

          (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (j) "Exercise Price" shall mean, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole Right. Until adjustment thereof in accordance with the terms hereof, the Exercise Price shall equal One Hundred Dollars ($100.00), payable in lawful money of the United States of America.

          (k) "Expiration Date" shall mean the close of business on the tenth-year anniversary of the date hereof.

          (l) "Flip-in Event" shall mean a transaction in which any Person shall become an Acquiring Person; provided, however, that the term "Flip-in Event" shall not include any transaction or event that constitutes a "Flip-over Transaction or Event."

          (m)  "Flip-over Entity" shall mean:

               (i) in the case of any transaction described in clause (A) of the first sentence of Section l.l(n) hereof: (A) the Person that is the issuer of the securities into which Common Shares of the Company are converted in such merger or consolidation, or, if there is more than one such issuer, that issuer the Common Shares of which have the greatest Market Price, or (B) if no securities are so issued, (x) the Person that is the other party to the merger or consolidation and that survives such merger or consolidation, or, if there is more than one such Person, that Person the Common Shares of which have the greatest Market Price, or (y) if the Person that is the other party to the merger or consolidation does not survive the merger or consolidation, the Person that does survive the merger or consolidation (including the Company if it survives); and

               (ii) in the case of any transaction described in clause (B) of the first sentence of Section l.l(n) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Shares having the greatest Market Price of shares outstanding; provided, however, that, in any such case, if the Common Shares of such Person are not at such time and have not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act and such Person is a direct or indirect Subsidiary of another Person the Common Shares of which are and have been so registered, the term "Flip-over Entity" shall refer to such other Person, or if such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Shares of all of which are and have been so registered, the term "Flip-over Entity" shall refer to whichever of such Persons is the issuer of the Common Shares having the greatest Market Price of the shares outstanding.

          (n) "Flip-over Transaction or Event" shall mean (A) a transaction in which, directly or indirectly, the Company shall consolidate with, merge with or into, or enter into an arrangement with, any other Person (other than a wholly-owned Subsidiary of the Company), or any other Person (other than a wholly-owned Subsidiary of the Company) shall consolidate with, merge with or into, or enter into an arrangement with the Company, and, in connection therewith, all or part of the outstanding Common Shares of the Company shall be changed in any way, reclassified or converted into or exchanged for shares or other securities or cash or any other property, or
     (B) a transaction or series of transactions in which, directly or indirectly, the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer) assets:

               (i) aggregating more than fifty percent (50%) of the assets (measured by either book value or Market Price, whichever results in the greater percentage); or

               (ii) which generated during the Company's last completed fiscal year or is expected to generate in the Company's then current fiscal year more than fifty percent (50%) of the operating income or cash flow of the Company and its Subsidiaries (taken as a whole) to any other Person (other than the Company or one or more of its wholly-owned Subsidiaries) or to two or more such Persons which are affiliated or otherwise acting jointly or in concert.

          (o) "Market Price" of any securities (including the Rights) on any date of determination shall mean the average of the daily closing prices per share (or right) of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if an event of a type analogous to any of the events described in Section 2.3 hereof shall have caused the closing prices used to determine the Market Price on any Trading Days not to be fully comparable with the closing price on such date of determination, each such closing price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in
     Section 2.3 hereof in order to make it fully comparable with the closing price on such date of determination. The closing price per share of any securities on any date shall be (i) the last sale price, regular way, or, in case no such sale takes place on such date, the average of the closing bid and asked prices, regular way, for each share of such securities as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on any national securities exchange, (ii) if the securities are not listed or admitted to trading on any national securities exchange, the closing board lot sale price, (iii) if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on any national securities exchange, the average of the high bid and low asked prices for each share of such securities in the over-the-counter market, as reported by the Nasdaq Stock Market of the National Association of Securities Dealers, Inc. ("Nasdaq"), or such other system then in use, or (iv) if on any such date the securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected in good faith by the Board of Directors of the Company; provided, however, that if on any such date the securities are not traded in the over the-counter market, the closing price per share of such securities on such date shall mean the fair value per share of securities on such date as determined in good faith by the Board of Directors of the Company, after consultation with a nationally recognized investment banking firm with respect to the fair value per share of such securities.

          (p) "Offer" shall mean a written proposal delivered to the Company by any Person or Persons who (x) Beneficially Own in the aggregate one percent (1%) or less of the outstanding Common Shares of the Company and have not within the twelve month period preceding the delivery of such written proposal Beneficially Owned in the aggregate in excess of one percent (1%) of the outstanding Common Shares of the Company and (y) within said 12 month period have not disclosed, or caused the disclosure of, any intention which would result in the acquisition or influence of control of the Company (any such persons meeting the conditions specified in clauses x and y, an "Offeror"), and which proposal:

               (i) provides for acquisition of all of the outstanding Voting Shares held by any Person other than the Offeror and its Affiliates for cash at the same specified price;

               (ii) is, in the opinion of a nationally recognized investment banking firm retained by the Offeror, fair to the holders of Voting Shares other than the Offeror and its Affiliates and is at a price which is not less than the book value;

               (iii) states that such offer shall remain open for at least 90 days and shall include all Voting Shares outstanding as of the date of the proposal or issued thereafter pursuant to contracts in effect at the date of the proposal and that the Offeror has obtained written financing commitments from recognized financing sources, and/or has on hand, cash or cash equivalents, for the full amount of all financing necessary to consummate the offer; and

               (iv) requests the Company to call a special meeting of the holders of Voting Shares for the purpose of voting on a resolution requesting the Board of Directors to accept such offer and contains a written agreement of the Offeror to pay (or share with any other Offeror) at least one-half of the Company's costs of preparing and mailing proxy material for its own solicitation.

          (q)  "Offer to Acquire" shall include:

               (i) an offer to purchase, or a solicitation of an offer to sell Voting Shares; and

               (ii) an acceptance of an offer to sell Voting Shares, whether or not such offer to sell has been solicited; or

     any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an offer to acquire to the Person that made the offer to sell.

          (r) "Offeror's Securities" means Voting Shares Beneficially Owned on the date of an Offer to Acquire by any Person who makes a Takeover Bid or by any Person acting jointly or in concert with such Person.

          (s) "Person" shall mean any individual, firm, partnership, association, group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date of this Agreement), corporation, trust, business trust or other entity and shall include any successor (by merger or otherwise) of such entity.

          (t) "Preferred Shares" shall mean the currently authorized but unissued shares of Series A Preferred Stock, par value $0.001 per share, of the Company, having the rights and preferences set forth in the form of Designation of Rights, Privileges, and Preferences attached hereto as Exhibit A.

          (u) "Redemption Date" means the date of the action of the Board of Directors of the Company ordering the redemption of the Rights Pursuant to
     Section 5.2 hereof.

          (v) "Redemption Price" means a price of $0.01 per Right, subject to adjustment as set forth in Article 5 hereof.

          (w) "Right" means the right to purchase one one-hundredth of a Preferred Share at the Exercise Price, subject to adjustment, or the right to purchase, exchange or receive other securities or assets of the Company or another issuer as set forth herein.

          (x) "Right Certificate" means a certificate evidencing a Right or Rights, substantially in the form of Exhibit B hereto.

          (y) "Rights Redemption Committee" means a committee of the Board of Directors, designated as the "Rights Redemption Committee." consisting of at least three Continuing Directors, at least a majority of whom are not
     employees of the Company.   For the purpose of this definition, the term
     "Continuing Director" means any duly constituted director of the Company who was a director prior to the time the Interested Stockholder, as defined in this Agreement, became such, and any other director whose election or appointment as a director was recommended for approval by a majority of the Continuing Directors. For the purposes of this definition, the term "employee" means any person who, at the time of action by such committee,. is or who has been during the preceding 12 months a full-time employee of the Company. In the event of the failure or refusal of the Board of Directors to duly appoint a Rights Redemption Committee, then the persons constituting the Audit Committee of the Board of Directors shall also constitute the Rights Redemption Committee.

          (z) "Securities Act" shall mean the Securities Act of 1933, as amended.

          (aa) "Separation Date" shall mean the close of business on the earliest of (i) the tenth day (or such later day as is determined by unanimous vote of the Board of Directors and publicly announced) after the Stock Acquisition Date (provided, however, that if prior to the date which would otherwise be the Separation Date, the Acquiring Person whose becoming such shall have caused the Stock Acquisition Date to occur, shall cease to be an Acquiring Person and shall be the Beneficial Owner of not more than 5% of the Common Stock of the Company, as indicated in a public announcement or public filing by such Person, then for purposes of this Section l.l(z), the Stock Acquisition Date shall be deemed not to have occurred), or (ii) the tenth day after the date of the commencement of, or first public announcement of the intent of any Person (other than the Company or any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company or such Subsidiary of the Company for or pursuant to any tender or exchange offer plan) to commence, a tender or exchange offer or Takeover Bid to acquire (when added to any Voting Shares as to which such Person is the Beneficial Owner immediately prior to such tender or exchange offer or Takeover Bid) Beneficial Ownership of twenty percent (20%) or more of the outstanding Voting Shares (provided that, if the foregoing results in the Separation Date being prior to the Record Date, the Separation Date shall be the Record Date and provided further that, if any tender or exchange offer or Takeover Bid referred to in clause (ii) of this Section l.l(z) expires, is canceled, terminated or otherwise withdrawn prior to the date which would otherwise be the Separation Date, such offer shall be deemed, for purposes of this Section l.l(z), never to have been made), or (iii) such later date as may be fixed by the Board of Directors from time to time by notice to the Rights Agent and publicly announced by the Company.

          (bb) "Stock Acquisition Date" shall mean the first date of public announcement or filing by the Company or an Acquiring Person that an Acquiring Person has become such, whether or not the term "Acquiring Person" is used in fact in such announcement.

          (cc) "Subsidiary" of any specified Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or a majority of the equity interest is Beneficially Owned, directly or indirectly, by such Person.

          (dd) "Takeover Bid" means an Offer to Acquire Voting Shares, where the Voting Shares subject to the Offer to Acquire together with the Offeror's Securities, constitute in the aggregate twenty percent (20%) or more of the outstanding Voting Shares at the date of the Offer to Acquire.

          (ee) "Trading Day", when used with respect to any securities, shall mean a day on which the principal securities exchange on which such securities are listed or admitted to trading is open for the transaction of business or, if the securities are not listed or admitted to trading on any securities exchange, a Business Day.

          (ff) "Voting Shares" shall mean (i) for purposes of determining the number of outstanding Voting Shares of the Company, only the Common Shares of the Company and any other shares of capital stock of the Company entitled to vote generally in the election of directors; and (ii) for purposes of determining the number or percentage of Voting Shares Beneficially Owned by any Person, all of the following shares Beneficially Owned by such Person: (x) Common Shares of the Company and (y) shares of the capital stock of the Company entitled to vote generally in the election of directors.

     1.2  Determinations.

     Any determination required to be made by the Board of Directors of the Company for purposes of applying the definitions contained in this Article 1 shall be made by the Board of Directors in its good faith judgment, which determination shall be conclusive and binding on the the Rights Redemption Committee, the Rights Agent, and the holders of the Rights.


                                   ARTICLE II
                                   THE RIGHTS

     2.1  Legend on Common Share Certificates.

     Certificates for the Common Shares issued after the Record Date but prior to the close of business on the Separation Date shall evidence one Right for each Common Share represented thereby and shall have impressed on, printed on, written on or otherwise affixed to them, the following legend:

     Until the Separation Date (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder thereof to certain Rights as set forth in a Rights Agreement, dated as of the 4th day of April, 1997 (the "Rights Agreement"), between FX Energy, Inc. (the "Company"), and Fidelity Transfer Corp., as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive office of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed by the Company, may expire, may become void (if, in certain cases, they are "Beneficially Owned" by an "Acquiring Person", as such terms are defined in the Rights Agreement, or a transferee thereof) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge within five days after the receipt of a written request therefor.

Certificates representing Common Shares of the Company that are issued and outstanding at the Record Date shall evidence one Right for each Common Share evidenced thereby notwithstanding the absence of the foregoing legend.

     2.2  Initial Exercise Price; Exercise of Rights; Detachment of Rights.

          (a) Subject to adjustment as herein set forth, each Right will entitle the holder thereof, after the Separation Date, to purchase, subject to adjustment from time to time as provided herein, one one-hundredth (1/100) of a Preferred Share at the Exercise Price.

          (b)  Until the Separation Date:

               (i)  no Right may be exercised; and

               (ii) each Right will be evidenced by the certificate for the associated Common Share and will be transferable only together with, and will be transferred by a transfer of, such associated Common Share. Notwithstanding any other provision of this Agreement, any Rights held by the Company or any of its Subsidiaries shall be void.

          (c) After the Separation Date and prior to the Expiration Date, the Rights, unless earlier redeemed in accordance with the provisions of
     Article 5 hereof, (i) may be exercised and (ii) will be transferable independent of Common Shares. Promptly following the Separation Date, the Rights Agent will mail to each holder of record of Common Shares as of the Separation Date, at such holder's address as shown by the records of the Transfer Agent and Registrar of the Company's Common Stock (the Company hereby agreeing to cause such Transfer Agent and Registrar, if different from the Rights Agent, to furnish copies of such records to the Rights Agent for this purpose) (x) a Rights Certificate appropriately completed, representing the number of Rights held by such holder at the Separation Date and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage, and (y) a disclosure statement describing the Rights.

          (d) Rights may be exercised on any Business Day after the Separation Date and prior to the Expiration Date by submitting to the Rights Agent the Rights Certificate evidencing such Rights with an Election to Exercise (an "Election to Exercise") substantially in the form attached to the Rights Certificate duly completed, accompanied by payment in cash or by certified check or money order payable to the order of the Company, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for whole or fractional Preferred Shares in a name other than that of the holder of the Rights being exercised.

          (e) Upon receipt of a Rights Certificate, with an Election to Exercise accompanied by payment as set forth in Section 2.2(d) above, the Rights Agent will thereupon promptly:

               (i) requisition from any transfer agent of the capital stock of the Company certificates for the number of whole or fractional Preferred Shares to be purchased (the Company hereby irrevocably authorizing and directing such transfer agent to comply with all such requisitions);

               (ii) as provided in Section 6.5(b) hereof, at the election of the Company, cause depository receipts to be issued in lieu of fractional shares;

               (iii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 6.5(b) hereof;

               (iv) when appropriate, requisition from the Company the amount of cash or other consideration to be paid in lieu of capital stock as determined pursuant to the terms hereof; and

               (v) after receipt of such certificates, depository receipts and/or cash or other consideration, deliver the same to or upon the order of the registered holder of such Rights Certificate, registered (in the case of certificates or depository receipts) in such name or names as may be designated by such holder.

          (f) In case the holder of any Rights shall exercise less than all the Rights evidenced by such holder's Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder's duly authorized assigns.

          (g)  The Company covenants and agrees that it will:

               (i) cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock and shares of Common Stock, respectively, or out of authorized and issued Preferred Shares and shares of Common Stock, respectively, held in its treasury, such number of Preferred Shares and shares of Common Stock, respectively, as will from time to time be sufficient to permit the exercise in full of all outstanding Rights;

               (ii) not effect any amendment to the Designation of Rights, Privileges, and Preferences for the Preferred Shares or any amendment to the articles of incorporation of the Company, which would materially and adversely affect the rights, privileges or powers of the Preferred Shares (regardless of whether there are then any holders of Preferred Shares), without the prior approval of the holders of two-thirds or more of the then outstanding Preferred Shares and the prior written consent of the holders of two-thirds or more of the then outstanding Rights that are not Beneficially Owned by any Acquiring Person. (For purposes of the taking of any action by the holders of Rights, the Board of Directors of the Company may establish a record date and may call and hold a meeting of such holders or seek their consent to action by the requisite number thereof in writing substantially in accordance with the procedure applicable to action to be taken by the holders of Preferred Shares and in accordance with applicable law);

               (iii) take all such action as may be necessary and within its power to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered, and fully paid and nonassessable;

               (iv) take all such action as may be necessary and within its power to comply with any applicable requirements of the Securities Act or the Exchange Act or the rules and regulations thereunder and any other applicable law, rule or regulation, in connection with the issuance and delivery of the Rights Certificates and the issuance of any Preferred Shares upon exercise of Rights;

               (v) use its best efforts to cause all Preferred Shares issued upon exercise of Rights to be listed on a national securities exchange upon issuance; and

               (vi) pay when due and payable any and all federal and state transfer taxes (but not any income taxes of the holder or exercising holder or any liability of the Company to withhold tax) and charges which may be payable in respect of the original issuance or delivery of the Rights Certificates; provided that, the Company shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for shares in a name other than that of the holder of the Rights being transferred or exercised.

     2.3  Adjustments to Exercise Price; Number of Rights.

          (a) In the event the Company shall at any time after the Record Date and prior to the Expiration Date:

               (i) declare or pay a dividend on the Common Shares payable in Common Shares (or other capital stock or securities exchangeable for or convertible into or giving a right to acquire Common Shares or other capital stock) other than pursuant to any optional stock dividend program:

               (ii) subdivide or split the then outstanding Common Shares into a greater number of Common Shares;

               (iii) combine or consolidate the then outstanding Common Shares into a smaller number of Common Shares or effect a reverse split of the outstanding Common Shares; or

               (iv) issue any Common Shares (or other capital stock or securities exchangeable for or convertible into or giving a right to acquire Common Shares or other capital stock) in respect of, in lieu of or in exchange for, existing Common Shares in a reclassification or recapitalization;

     then, and in each such event, the Exercise Price and the number of Rights outstanding, or, if the payment or effective date therefor shall occur after the Separation Date, the Preferred Shares purchasable upon exercise of Rights, shall be adjusted in the manner set forth below. If the Exercise Price and number of Rights outstanding are to be adjusted, (x) the Exercise Price in effect after such adjustment will be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of Common Shares (or other capital stock) (the "Expansion Factor") that a holder of one Common Share immediately prior to such dividend, subdivision, combination or issuance would hold thereafter as a result thereof, and (y) each Right held prior to such adjustment will become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights will be deemed to be distributed among the Common Shares with respect to which the original Rights were associated (if they remain outstanding) and the shares issued in respect of such dividend, subdivision, combination or issuance, so that each such Common Share (or other capital stock) will have exactly one Right associated with it. If the Preferred Shares purchasable upon exercise of Rights are split, subdivided, or combined, or if any dividend (whether of cash or securities) is declared with respect thereto, the Preferred Shares purchasable upon exercise of each Right after such event will be automatically adjusted to be that number of the Preferred Shares that a holder of the Preferred Shares purchasable upon exercise of one Right (regardless of whether a Right shall then be exercisable) immediately prior to such split, subdivision, combination, or dividend would hold thereafter as a result thereof. If after the Record Date and prior to the Expiration Date, the Company shall issue any shares of capital stock other than Common Shares in a transaction of a type described in the first sentence of this Section 2.3(a), shares of such capital stock shall be treated herein as nearly equivalent to Common Shares as may be practicable and appropriate under the circumstances, and the Company and the Rights Agent agree to amend this Agreement in order to effect such treatment, and the Company will not consolidate with, merge with or into, or enter into an arrangement with, any other Person unless such Person agrees to be bound by the terms of an amendment effecting such treatment

          In the event the Company shall at any time after the Record Date and prior to the Separation Date issue any Common Shares otherwise than in a transaction referred to in the preceding paragraph, each such Common Share so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing such Share.

          (b) In the event the Company shall at any time after the Record Date and prior to the Separation Date fix a record date for the making of a distribution to all holders of Common Shares of rights or warrants entitling them to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares) at a price per Common Share (or, if a security convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares), having a conversion, exchange or exercise price (including the price required to be paid to purchase such convertible or exchangeable security or right per share) less than the Market Price per Common Share on such record date, the Exercise Price shall be adjusted.
     The Exercise Price in effect after such record date will equal the Exercise Price in effect immediately prior to such record date multiplied by a fraction, of which the numerator shall be the number of Common Shares outstanding on such record date plus the number of Common Shares which the aggregate offering price of the total number of Common Shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the convertible or exchangeable securities or rights so to be offered (including the price required to be paid to purchase such convertible or exchangeable securities or rights)) would purchase at such Market Price and of which the denominator shall be the number of Common Shares outstanding on such record date plus the number of additional Common Shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities or rights so to be offered are initially convertible, exchangeable or exercisable). In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company. For purposes of this Agreement, the granting of the right to purchase Common Shares (whether from treasury shares or otherwise) pursuant to any dividend or interest reinvestment plan and/or any Common Share purchase plan providing for the reinvestment of dividends or interest payable on securities of the Company and/or the investment of periodic optional payments and/or employee benefit or similar plans (so long as such right to purchase is in no case evidenced by the delivery of rights or warrants) shall not be deemed to constitute an issue of rights or warrants by the Company; provided, however, that, in the case of any dividend or interest reinvestment plan, the right to purchase Common Shares is at a price per share of not less than 90 percent of the current market price per share (determined as provided in such plans) of the Common Shares.

          (c) In the event the Company shall at any time after the Record Date and prior to the Separation Date fix a record date for the making of a distribution to all holders of Common Shares of evidences of indebtedness or assets (other than a regular periodic cash dividend or a dividend paid in Common Shares) or rights or warrants (excluding those referred to in
     Section 2.3(b)), the Exercise Price shall be adjusted. The Exercise Price in effect after such record date will equal the Exercise Price in effect immediately prior to such record date less the fair market value (as determined in good faith by the Board of Directors of the Company) of the portion of the assets, evidences of indebtedness, rights or warrants so to be distributed applicable to the securities purchasable upon exercise of one Right.

          (d) Each adjustment made pursuant to this Section 2.3 shall be made as of:

               (i) the record date for the applicable dividend or distribution, in the case of an adjustment made pursuant to subsection (b) or (c) above; and

               (ii) the payment or effective date for the applicable dividend, subdivision, change, combination or issuance, in the case of an adjustment made pursuant to subsection (a) above.

          (e) In the event the Company shall at any time after the Record Date and prior to the Separation Date issue any shares of capital stock (other than Common Shares), or rights or warrants to subscribe for or purchase any such capital stock, or securities convertible into or exchangeable for any such capital stock, in a transaction referred to in clause (a)(i) or
     (a)(iv) above, if the Board of Directors acting in good faith determines that the adjustments contemplated by clauses (a), (b) and (c) above in connection with such transaction will not appropriately protect the interests of the holders of Rights, the Company may determine what other adjustments to the Exercise Price, number of Rights and/or Preferred Shares purchasable upon exercise of Rights would be appropriate and, notwithstanding clauses (a), (b) and (c) above, such adjustments, rather than the adjustments contemplated by clauses (a), (b) and (c) above, shall be made. The Company and the Rights Agent shall amend this Agreement as appropriate to provide for such adjustments.

          (f)  Each adjustment to the Exercise Price made pursuant to this
     Section 2.3 shall be calculated to the nearest cent. Whenever an adjustment to the Exercise Price is made pursuant to this Section 2.3, the Company shall

               (i) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment; and

               (ii) promptly file with the Rights Agent and with each transfer agent for the Common Shares a copy of such certificate; and

               (iii)     mail a brief summary thereof to each holder of Rights.

          (g) Irrespective of any adjustment or change in the securities purchasable upon exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the securities so purchasable which were expressed in the initial Rights Certificates issued hereunder.

     2.4  Date on Which Exercise is Effective.

     Each person in whose name any certificate for Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such Preferred Shares represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered for exercise and payment of the Exercise Price for such Rights (and any applicable transfer taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Share transfer books of the Company are closed, such person shall be deemed to have become the record holder of such Preferred Shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Share transfer books of the Company are open.

     2.5  Execution, Authentication, Delivery and Dating of Rights Certificates.

          (a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, President or one of its Executive Vice Presidents, attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Rights Certificate may be manual or facsimile. Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

     Promptly after the Company learns of the Separation Date, the Company will notify the Rights Agent of such Separation Date and will deliver Rights Certificates executed by the Company to the Rights Agent for countersignature and the Rights Agent shall countersign (manually or by facsimile signature in a manner satisfactory to the Company) and deliver such Rights Certificates to the holders of the Rights pursuant to Section 2.2(c) hereof. No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent as aforesaid.

          (b) Each Rights Certificate shall be dated the date of countersignature thereof.

     2.6  Registration, Registration of Transfer and Exchange.

          (a) The Company will cause to be kept a register (the "Rights Register") in which, subject to such reasonable regulations as it may prescribe, the Company will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed "Rights Registrar" for the purpose of maintaining the Rights Register for the Company and registering Rights and transfers of Rights as herein provided. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times. After the Separation Date and prior to the Expiration Date, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of Section 2.6(c) below, the Company will execute, and the Rights Agent will countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder's instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificates so surrendered.

          (b) All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Company, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

          (c) Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder's attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.6, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

     2.7  Mutilated, Destroyed, Lost and Stolen Rights Certificates.

          (a) If any mutilated Rights Certificates is surrendered to the Rights Agent prior to the Expiration Date, the Company shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.


          (b) If there shall be delivered to the Company and the Rights Agent prior to the Expiration Date (i) evidence to their satisfaction of the destruction, loss or theft of any Rights Certificate and (ii) such security or indemnity as may be required by them to save each of them and any of their agents harmless, then, in the absence of notice to the Company or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen
     .

          (c) As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) connected therewith.

          (d) Every new Rights Certificate issued pursuant to this Section 2.7 in lieu of any destroyed, lost or stolen Rights Certificates shall evidence an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Rights certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

     2.8  Persons Deemed Owners.


     Prior to due presentment of a Rights Certificate (or, prior to the Separation Date, the associated Common Share certificate) for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the person in whose name such Rights Certificate (or, prior to the Separation Date, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever. As used in this Agreement, unless the context otherwise requires, the term "holder" of any Rights shall mean the registered holder of such Rights (or, prior to the Separation Date, the associated Common Shares).

     2.9  Delivery and Cancellation of Certificates.

     All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange shall, if surrendered to any person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly canceled by the Rights Agent. The Company may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly canceled by the Rights Agent. No Rights Certificate shall be countersigned in lieu of or in exchange for any Rights Certificates canceled as provided in this
Section 2.9, except as expressly permitted by this Agreement. The Rights Agent shall destroy all canceled Rights Certificates and deliver a certificate of destruction to the Company.

     2.10 Agreement of Rights Holders.


     Every holder of Rights by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of Rights that:

          (a) prior to the Separation Date, each Right will be transferable only together with, and will be transferred by a transfer of, the associated Common Share;

          (b) after the Separation Date, the Rights Certificates will be transferable only on the Rights Register as provided herein;

          (c) prior to due presentment of a Rights Certificate (or, prior to the Separation Date, the associated Common Share certificate) for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the person in whose name the Rights Certificate (or, prior to the Separation Date, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Common Share certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

          (d) without the approval of any holder of Rights and upon the sole authority of the Board of Directors of the Company acting in good faith, this Agreement may be supplemented or amended from time to time pursuant to
     Section 6.3, Section 2.3 (e) or the last sentence of the first paragraph of
     Section 2.3(a) hereof.


                                  ARTICLE III
                     ADJUSTMENTS TO THE RIGHTS IN THE EVENT
                            OF CERTAIN TRANSACTIONS

     3.1  Flip-over Transaction or Event.

          (a) Subject to Section 3.3 hereof, in the event that prior to the Expiration Date the Company enters into, consummates or permits to occur any Flip-over Transaction or Event, the Company shall take such action as shall be necessary to ensure, and shall not enter into, consummate or permit to occur such Flip-over Transaction or Event until it shall have entered into a supplemental agreement with the principal Person engaging in such Flip-over Transaction or Event (the "Flip-over Entity", as such term is more specifically defined in Section 1.1(m) hereof) for the benefit of the holders of the Rights, providing, that upon consummation of the Flip-over Transaction or Event:

               (i) each Right shall thereafter constitute the right to purchase from the Flip-over Entity, upon exercise thereof in accordance with the terms hereof, that number of Common Shares of such Flip-over Entity having an aggregate Market Price on the date of consummation or occurrence of such Flip-over Transaction or Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in a manner analogous to the applicable adjustment to the Rights provided for in Section 2.3 in the event that after such date of consummation or occurrence an event of a type analogous to any of the events described in Section 2.3 shall have occurred with respect to such Common Shares);


               (ii) the Flip-over Entity shall thereafter be liable for, and shall assume, by virtue of such Flip-over Transaction or Event and such supplemental agreement, all the obligations and duties of the Company pursuant to this Agreement;

               (iii) the term "Company" for all purposes of this Rights Agreement shall thereafter be deemed to refer to such Flip-over Entity;

               (iv) such Flip-over Entity shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares, in the same manner applicable to the reservation of Preferred Shares provided by Section 2.2(g)(i) hereof) in connection with the consummation of such Flip-over Transaction or Event as may be necessary to assure that the provisions hereof shall thereafter be applicable;

               (v) confirming that all rights of first refusal or preemptive rights in respect of the issuance of Common Shares of the Flip-over Entity upon exercise of outstanding Rights have been waived and that such transaction shall not result in a default by the Flip-over Entity under this Rights Agreement; and

               (vi) providing that, as soon as practicable after the date of such Flip-over Transaction or Event, the Flip-over Entity will:

                    (A) prepare and file, as required by law, a registration statement under the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing, and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act), until the date of expiration of the Rights, and similarly comply with applicable state securities laws:

                    (B) use its best efforts to list (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange or to meet the eligibility requirements for quotation on the Nasdaq Stock Market; and

                    (C) deliver to holders of the Rights historical financial statements for the Flip-over Entity which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act.

     3.2  Flip-in Event.

          (a) Subject to Section 3.3, in the event that prior to the Expiration Date a Flip-in Event shall occur, the Company shall take such action as shall be necessary to ensure and provide, within five (5) Business Days or such longer period as may be required to satisfy the requirements of the Securities Act and the Exchange Act that, except as provided below, such Right shall thereafter constitute the right to purchase from the Company, upon exercise thereof in accordance with the terms hereof, that number of Common Shares of the Company having an aggregate Market Price on the date of consummation or occurrence of such Flip-in Event equal to the Exercise Price for an amount in cash equal to one-half (1/2) the Exercise Price (such right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that after such date of consummation or occurrence an event of a type analogous to any of the events described in Section 2.3 shall have occurred with respect to such Common Shares).

          (b) Notwithstanding the foregoing, upon the occurrence of any Flip-in Event, any Rights that are or were Beneficially Owned on or after the earlier of the Separation Date or the Stock Acquisition Date by (i) an Acquiring Person or (ii) a transferee, direct or indirect, of an Acquiring Person (or any Affiliate or Associate of an Acquiring Person) in a transfer, whether or not for consideration, that the Board of Directors of the Company acting in good faith has determined is part of a plan, arrangement or scheme of an Acquiring Person (or any Affiliate or Associate of an Acquiring Person) that has the purpose or effect of avoiding clause
     (i) of this Section 3.2(b), shall become void and any holder of such Rights (including transferees) shall thereafter have no right to exercise such Rights under any provision of this Agreement;

          (c) Any Rights Certificate issued pursuant to Section 2.2 that represents Rights Beneficially Owned by an Acquiring Person and any Rights Certificate issued at any time upon the transfer of any Rights to an Acquiring Person or any Affiliate or Associate thereof or to any nominee of any such Acquiring Person, Affiliate or Associate, and any Rights Certificate issued upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain the following legend:



          The Rights represented by this Rights Certificate were issued to a person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). This Rights Certificate and the Rights represented hereby may become void in the circumstances specified in Section 3.2(b) of the Rights Agreement.

          Provided that, the Rights Agent shall not be under any responsibility to ascertain the existence of facts that would require the imposition of such legend but shall be required to impose such legend only if instructed to do so by the Company, or if a holder fails to certify upon transfer or exchange in the space provided on the Rights Certificate that such holder is not an Acquiring Person or an Affiliate or Associate thereof; provided further, however, that the absence of such legend on any Rights Certificate shall not be deemed dispositive of whether the holder thereof is an Acquiring Person.

     3.3  Obligations of the Company.

          (a) The Company shall not enter into or engage in any transaction of the kind referred to in this Article III if at the time of such transaction there are any rights, warrants or securities outstanding or any other arrangements, agreements or instruments which would eliminate or otherwise diminish in any respect the benefits intended to be afforded by this Rights Agreement to the holders of Rights upon consummation of such transaction. The provisions of this Article III shall apply to successive mergers or consolidations or sales or other transfers.


          (b) In the event that there shall not be sufficient Common Shares authorized to permit the exercise in full of the Rights in accordance with
     Section 3.2(a), holders of Rights will receive upon exercise Common Shares of the Company to the extent available and then cash, property or other securities of the Company (which may be accompanied by a reduction in the Exercise Price), in proportions determined by the Company, so that the aggregate value received is equal to the Exercise Price.


                                   ARTICLE IV
                                THE RIGHTS AGENT

     4.1  General.

          (a) The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable. In the event the Company appoints such Co-Rights Agents, the respective duties of the Rights Agents and Co-Rights Agents shall be as the Company may determine. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability, which right to indemnification will survive the termination of this Agreement.

          (b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any certificate for Common Shares, Rights Certificate, certificate for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons.

     4.2  Merger or Consolidation or Change of Name of Rights Agent.

          (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or amalgamated or with which it may be consolidated or any corporation resulting from any merger, or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any corporation succeeding to the stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that, such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4 hereof. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement, any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificate either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificate will have full force provided in the Rights Certificates and in this Agreement.

          (b) In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificate shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificate so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

     4.3  Duties of Rights Agent.

     The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights certificates, by their acceptance thereof, shall be bound:

          (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

          (b) Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a person believed by the Rights Agent to be the Chairman of the Board, the President or any Executive Vice President or Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

          (c) The Rights Agent will be liable hereunder only for its own negligence, bad faith or willful misconduct.

          (d) The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Common Shares or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Company only.

          (e) The Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Common Share certificate, Preferred Share certificate or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 3.2(b) hereof or any adjustment required under the provisions of Section 2.3 hereof) or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustments (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section
     2.3 describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization of any Preferred Shares or Common Shares to be issued pursuant to this Agreement or any Rights or as to whether any Preferred Shares or Common Shares will, when issued, be duly and validly authorized, executed, issued and delivered and fully paid and nonassessable.

          (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

          (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person believed by the Rights Agent to be the Chairman of the Board, the President, any Executive Vice President or Vice President or the Secretary or any Assistant Secretary or the Treasurer or any Assistant Treasurer of the Company, and to apply to such persons for advice or instructions in connection with its duties and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such person.

          (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in Preferred Shares, Common Shares, Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement, subject to the terms, covenants, conditions, and restrictions of this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

          (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct provided reasonable care was exercised in the selection and continued employment thereof.

     4.4  Change of Rights Agent.

     The Rights Agent may resign and be discharged from its duties under this Agreement upon 90 days' notice (or such lesser notice as is acceptable to the Company) in writing mailed to the Company and to each transfer agent of Common Shares by registered or certified mail, and to the holders of the Rights in accordance with Section 6.9. The Company may remove the Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent and to each transfer agent of the Common Shares by registered or certified mail and to the holders of the Rights in accordance with Section 6.9. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of any Rights (which holder shall, with such notice, submit such holder's Rights Certificate for inspection by the Company), then the holder of any Rights may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation incorporated under the laws of any state or the United States that is authorized to carry on in the state of Utah the business of a transfer agent registered in accordance with the requirements of section 17A of the Securities Exchange Act or 1934 and, if the duties hereunder are deemed to so require, a trust company. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares and mail a notice thereof in writing to the holders of the Rights. Failure to give any notice provided for in this Section 4.4 however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.


                                   ARTICLE: V
                                   REDEMPTION

     5.1  Redemption.

     The Rights may be redeemed solely by action of the Rights Redemption Committee pursuant to Section 5.2 hereof and in no other manner.

     5.2  By the Rights Redemption Committee.

     Subject to any limitations contained in the Company's articles of incorporation, the Rights Redemption Committee of the Company may, at its option, at any time prior to the earlier of (i) the Expiration Date or (ii) the close of business on the tenth day after the Stock Acquisition Date (or such later date as may be determined by the majority vote of the Rights Redemption Committee from time to time) by notice to the Rights Agent and public announcement by the Company, redeem all, but not less than all, the then-outstanding Rights at the Redemption Price, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof, and the Company may, at its option, pay the Redemption Price in Common Shares (based on the current Market Price of the Common Shares at the time of redemption), cash or any other form of consideration deemed appropriate by the Rights Redemption Committee.

     5.3  Rights Termination.

     Immediately upon the action of the Rights Redemption Committee of the Company ordering the redemption of the Rights pursuant to Section 5.2 hereof, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Rights Redemption Committee ordering the redemption of the Rights pursuant to Section 5.2 hereof, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Separation Date, on the registry books of the transfer agent for the Common Stock of the Company, if different. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem any Rights at any time in any manner other than that specifically set forth in this
Article 5, and other than in connection with the purchase of Common Shares of the Company prior to the Separation Date.


                                   ARTICLE VI
                                 MISCELLANEOUS

     6.1  Expiration.


     No Person shall have any right pursuant to this Agreement or in respect of any Right after the Expiration Date, except the Rights Agent as specified in
Section 4.1(a) of this Agreement.

     6.2  Issuance of New Rights Certificate.

     Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the number or kind or class of shares purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.

     6.3  Supplements and Amendments.

     The Board of Directors of the Company may from time to time supplement or amend this Agreement without the approval of any holders of Rights:

          (a) to make any changes, except for a supplement or amendment which would change the Expiration Date or the Exercise Price, which the Board of Directors acting in good faith may deem necessary or desirable; provided that, no such supplement or amendment made on or after the Stock Acquisition Date shall materially adversely affect the interests of the holders of Rights generally; and provided further that, no such supplement or amendment shall be made to the provisions of Article IV except with the written concurrence of the Rights Agent to such supplement or amendment; or

          (b) in order to cure any ambiguity or to correct or supplement any provision contained herein which may be inconsistent with any other provisions herein or otherwise defective.

     6.4  Fractional Rights.

          (a) The Company shall not be required to issue fractions of Rights or Right Certificates evidencing fractional Rights.

          (b) In lieu of fractional Rights, the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable shall be paid in cash an amount equal to the same fraction of the current market price of a whole Right. For the purposes of this Section 6.4, the current market price of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be determined in the same manner set forth in Section 1.1 (o).

     6.5  Fractional Shares.

          (a) The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a share) or fractions of a share of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-hundredth of a share) or fractional shares of Common Stock. Nothing contained herein, however, shall be deemed to prevent any holder of Rights from aggregating the number of Rights exercised in any single transaction in such a manner that the aggregate number of Rights exercised in a single transaction may be convertible into an integral number of shares (or, in the case of Preferred Stock, an integral multiple of one one-hundredth of a share). A holder of fractional share certificates of Preferred Stock shall have all such rights, privileges and preferences as he, she or it may be entitled to pursuant to the Nevada Revised Statutes.

          (b) In lieu of issuing fractions (other than fractions which are integral multiples of one one-hundredth of a share) of Preferred Shares, the Company may, at its election, issue depository receipts evidencing fractions of Preferred Shares pursuant to an appropriate agreement between the Company and a depository selected by it; provided that, such agreement shall provide that the holders of such depository receipts shall have all of the rights, privileges and preferences to which they would be entitled as owners of Preferred Shares pursuant to the Nevada Revised Statutes.
     With respect to fractional Preferred Shares that are not integral multiples of one one-hundredth of a Preferred Share, if the Company does not issue such fractional Preferred Shares or depository receipts in lieu thereof, there shall be paid to the holders of record of Right Certificates at the time such Right Certificates are exercised as herein provided an amount in cash equal to the same fraction of the Market Price of a Preferred Share.

          (c) The holder of a Right by the acceptance of a Right expressly waives his right to receive any fractional Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share) upon exercise of a Right.

     6.6  Rights of Action.

     Subject to the terms of this Agreement, rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent are vested in the respective holders of the Rights and any holder of any Rights, without the consent of the Rights Agent or of the holder of any other Rights, may, on such holder's own behalf and for such holder's own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder's right to exercise such holder's Rights in the manner provided in such holder's Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

     6.7  Holder of Rights Not Deemed a Stockholder.

     No holder, as such, of any Rights shall be entitled to vote, receive dividends or be deemed for any purpose the holder of Preferred Shares or any other securities which may at any time be issuable on the exercise of such Rights, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 6.8 hereof), or to receive dividends or subscription rights or otherwise, until such Rights shall have been exercised in accordance with the provisions hereof.

     6.8  Notice of Proposed Actions.

     In case the Company shall propose after the Separation Date and prior to the Expiration Date

          (a) to effect or permit (in cases where the Company's permission is required) any Flip-in Event or Flip-over Transaction or Event; or

          (b) to effect the liquidation, dissolution or winding up of the Company or the sale of all or substantially all of the Company's assets;

then in each such case, the Company shall give to each holder of a Right, in accordance with Section 6.9 hereof, a notice of such proposed action, which shall specify the date on which such Flip-in Event or Flip-over Transaction or Event, liquidation, dissolution, or winding up is to take place, and such notice shall be so given at least 20 Business Days prior to the date of the taking of such proposed action.

     6.9  Notices.

     Notices or demands authorized or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights to or on the Company shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

          FX Energy, Inc.
          3006 South Highland Drive, Suite 206
          Salt Lake City, Utah  84106
          Attention:  Secretary

     Any notice or demand authorized or required by this Agreement to be given or made by the Company or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

          Fidelity Transfer Corp.
          P.O. Box 53
          Salt Lake City, Utah  84115
          Attention:  President

     Notices or demands authorized or required by this Agreement to be given or made by the Company or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the registry books of the Rights Agent or prior to the Separation Date, on the registry books of the Transfer Agent and Registrar of the Company's capital stock, if different from the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.

     6.10 Costs of Enforcement.


     The Company agrees that if the Company or any other Person the securities of which are purchasable upon exercise of Rights fails to fulfill any of its obligations pursuant to this Agreement, then the Company or such Person will reimburse the holder of any Rights for the costs and expenses (including legal fees) incurred by such holder in actions to enforce his rights pursuant to any Rights or this Agreement.

     6.11 Successors.

     All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

     6.12 Benefits of this Agreement.

     Nothing in this Agreement shall be construed to give any Person other than the Company, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the holders of the Rights.

     6.13 Descriptive Heading.

     Descriptive headings appear herein for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     6.14 Governing Law.


     This Agreement and each Right issued hereunder shall be deemed to be a contract made under the internal laws of the state of Nevada and for all purposes shall be governed by and construed in accordance with the internal laws, including the corporate laws, of such state applicable to contracts to be made and performed entirely within such state without giving effect to conflicts of laws principles thereof.

     6.15 Counterparts.

     This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     6.16 Severability.

     If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or enforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.

     6.17 Effective Date.

     This Agreement shall be effective as of April 4, 1997.


     6.18 Determinations and Actions by the Board of Directors.

     Subject to any limitations contained in the Company's articles of incorporation, the Board shall have the exclusive power and authority to administer and amend this Agreement and to exercise all rights and powers specifically granted to the Board or the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not to redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including for purposes of clause (ii) below, all omissions with respect to the foregoing) which are done or made by the Board, in good faith, shall (i) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights Certificates and all other parties, and (ii) not subject the Board to any liability to the holders of the Rights Certificates.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                   FX ENERGY, INC.


                                   By:
                                        David N. Pierce
                                        President and Chief Executive Officer


                                   Fidelity Transfer Corp.


                                   By:
                                      Linda Kenner
                                       President





                            ARTICLES OF RESTATEMENT
                                     OF THE
                           ARTICLES OF INCORPORATION
                                       OF
                                FX ENERGY, INC.


     The undersigned, pursuant to the Nevada Revised Statutes, hereby adopt the following restated articles of incorporation of FX Energy, Inc. (referred to herein as the "Corporation"), which articles of incorporation were originally filed with the state of Nevada on January 24, 1989, were restated by filing restated and amended articles of incorporation on April 5, 1993, and were amended by filing articles of amendment on July 23, 1996, and by the further amendments contained herein.

1.   The name of the Corporation is: FX Energy, Inc.

2.   The text of the restated articles of incorporation is as follows:

                                   ARTICLE I
                                      NAME

    The name of the Corporation shall be: FX Energy, Inc.

                                   ARTICLE II
                                    PURPOSE

    The Corporation is organized to engage in any lawful act or activity for which a corporation may be organized under the Nevada Revised Statutes.

                                  ARTICLE III
                               AUTHORIZED SHARES

    The Corporation shall have the authority to issue 35,000,000 shares, of which 30,000,000 shares shall be common stock, $0.001 par value ("Common Stock"), and 5,000,000 shares shall be preferred stock $0.001 par value ("Preferred Stock"). Shares of any class of stock may be issued, without stockholder action, from time to time in one or more series as may from time to time be determined by the Board of Directors. The Board of Directors of this Corporation is hereby expressly granted authority, without stockholder action, and within the limits set forth in the Nevada Revised Statutes, to:

          (a) designate in whole or in part, the voting powers, preferences, limitations, restrictions, and relative rights, of any class of shares before the issuance of any shares of that class;

          (b) create one or more series within a class of shares, fix the number of shares of each such series, and designate, in whole or part, the voting powers, preferences, limitations, restrictions, and relative rights of the series, all before the issuance of any shares of that series; or

          (c) alter or revoke the preferences, limitations, and relative rights granted to or imposed upon any wholly unissued class of shares or any wholly unissued series of any class of shares.

The allocation between the classes, or among the series of each class, of unlimited voting rights and the right to receive the net assets of the Corporation upon dissolution, shall be as designated by the Board of Directors. All rights accruing to the outstanding shares of the Corporation not expressly provided for to the contrary herein or in the Corporation's bylaws or in any amendment hereto or thereto shall be vested in the Common Stock. Accordingly, unless and until otherwise designated by the Board of Directors of the Corporation, and subject to any superior rights as so designated, the Common Stock shall have unlimited voting rights and be entitled to receive the net assets of the Corporation upon dissolution.

                                   ARTICLE IV
                               BOARD OF DIRECTORS

     Subject to such limitations as provided by the Nevada Revised Statutes or these articles, the Board of Directors has full control over the affairs of the Corporation. The Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by these Articles of Incorporation directed or required to be exercised or done by the stockholders of the Corporation.

          (a) Number. The number of directors constituting the entire Board of Directors shall be not less than three nor more than nine. The specific number of directors constituting the entire Board of Directors shall be authorized from time to time exclusively by the affirmative vote of a majority of the entire Board of Directors. No decrease in the number of directors shall shorten the term of any incumbent director. As used in these articles of incorporation, the term "entire Board of Directors" means the total authorized number of directors that the corporation would have if there were no vacancies.

          Notwithstanding the provisions of the foregoing paragraph, whenever the holders of any class or series of Preferred Stock shall have the right, voting as a class or series or otherwise, to elect directors, the then authorized number of directors of the Corporation shall be increased by the number of the additional directors so to be elected, and the holders of such Preferred Stock shall be entitled, as a class or series or otherwise, to elect such additional directors. Any directors so elected shall hold office until their rights to hold such office terminate pursuant to the provisions of such Preferred Stock. The provisions of this paragraph shall apply notwithstanding the maximum number of directors hereinabove set forth.

          (b) Qualifications. The Board of Directors may, by the vote of a majority of the entire board, prescribe qualifications of candidates for the office of director of the Corporation, but no director then in office shall be disqualified from office as a result of the adoption of such qualifications.

          (c) Classified Board; Tenure. The directors shall be divided into three classes: class A, class B, and class C. The term of office of directors shall be three years, staggered by class so that one class is elected each year. Such classes shall be as nearly equal in number as possible. Directors chosen to succeed those who have been removed or whose terms have expired shall be identified as being of the same class as the directors they succeed and shall be elected for a term expiring at the expiration date of such class or thereafter when their respective successors are elected and have been qualified. If the number of directors is changed, any increase or decrease in directors shall be apportioned among the classes so as to maintain all classes as nearly equal in number as possible, and any individual director elected to any class shall hold office for a term which shall coincide with the term of such class. In no case will a decrease in the number of directors shorten the term of any incumbent director.

          (d) Nominations. Advance written notice of nominations for the election of directors, other than by the Board of Directors or a committee thereof, shall be given at least 30 days prior to the date of the meeting at which directors are to be elected in the manner provided in the bylaws of the Corporation.

          (e) Removal of Directors. Subject to the rights of the holders of any Preferred Stock then outstanding, the stockholders may remove one or more directors at a meeting of stockholders called expressly for the purpose of removing directors, as stated in the notice of meeting, with or without cause, on the affirmative vote of two-thirds of the Common Stock or other securities of the Corporation entitled to vote generally for the election of directors. In the event that cumulative voting for directors is permitted pursuant to these articles of incorporation, then no director may be removed except upon the vote of stockholders owning sufficient shares to have prevented such director's election to office in the first instance.

          (f) Vacancies. Subject to the rights of the holders of any Preferred Stock then outstanding, any vacancies in the Board of Directors for any reason, including by reason of any increase in the number of directors or any removal of an incumbent director, shall, if occurring prior to the expiration of the term of office of the class in which such vacancy occurs, be filled only by the Board of Directors, acting by the affirmative vote of a majority of the remaining directors, whether or not constituting a quorum. A director elected to fill a vacancy shall be elected for the unexpired term of such director's predecessor in office and until his or her successor is elected and qualified or, if such vacancy is the result of an increase in the number of directors, until the next meeting of stockholders at which directors are elected. If there are no directors in office, then an election of directors may be held in the manner provided by law.
          (g) Cumulative Voting for Election of Directors in Certain Circumstances.

               (i) Except as and to the extent otherwise provided in this paragraph (g), stockholders of the Corporation shall not be entitled to cumulative voting rights in any election of directors of the Corporation.

               (ii) There shall be cumulative voting in any election of directors of the Corporation on or after the occurrence of both of the following events:

                    (A) the public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to section 13(d) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) by the Corporation or any Person (which in these articles shall mean any individual, firm, corporation, or other entity, and shall include any successor, by merger or otherwise, of such entity) who or which, together with all Affiliates and Associates (as such terms are defined in rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of the adoption of these provisions by the stockholders of the Corporation) of such Person, shall be the Beneficial Owner (as defined in rule 13d-3 and rule 13d-5 of the General Rules and Regulations under the Exchange Act as in effect on the date of the adoption of these provisions by the stockholders of the Corporation) of 30% or more of the Common Stock and any other securities of the Corporation entitled to vote generally for the election of directors (the "Voting Stock"), including any security convertible into or exchangeable for or exercisable for the purchase of Voting Stock (any such person referred to herein as a "30% Stockholder") that such Person has become a 30% Stockholder; and

                    (B) such 30% Stockholder makes, or in any way participates in, directly or indirectly, any "solicitation" of "proxies" (as such terms are defined or used in regulation 14A under the Exchange Act) or becomes a "participant" in any "election contest" (as such terms are defined or used in rule 14a-11 of the Exchange Act) with respect to the Corporation; seeks to advise or influence any person (within the meaning of section 13(d)(3) of the Exchange Act) with respect to the voting of any securities of the Corporation; or executes any written consent in lieu of a meeting of holders of the Voting Stock, provided, however, that such written consents are then permitted under these articles.

               (iii) Notwithstanding the foregoing, no Person shall become a "30% Stockholder" as the result of an acquisition of Common Stock by the Corporation which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 30% or more of the Voting Stock; provided, however, that if a Person who would otherwise be a 30% Stockholder but for the provisions of this sentence shall, after such share purchases by the Corporation, become the Beneficial Owner of any additional Voting Stock, then such Person shall be deemed to be a "30% Stockholder." Further, the term "30% Stockholder" shall not include (A) the Corporation, (B) any wholly-owned subsidiary of the Corporation, (C) any employee benefit plan of the Corporation or of any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by the Corporation (a "Subsidiary"), or (D) any Person holding securities of the Corporation for or pursuant to the terms of any such plan.

          (h) Amendment or Repeal. Notwithstanding anything to the contrary contained in these articles, no amendment or repeal of the provisions of this Article or related provision in the bylaws of the Corporation shall be adopted unless it is approved by the vote of two-thirds of the Common Stock or other securities of the Corporation entitled to vote generally for the election of directors.

                                   ARTICLE V
                            LIMITATION ON LIABILITY
                           OF DIRECTORS AND OFFICERS

    To the fullest extent permitted by the Nevada Revised Statutes or any other applicable law as now in effect or as it may hereafter be amended, a director or officer of the Corporation shall have no personal liability to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except for damages resulting from (a) acts or omissions which involve intentional misconduct, fraud, or a knowing violation of law, or (b) the payment of dividends in violation of the provisions of section 78.300 of the Nevada Revised Statutes, as it may be amended from time to time, or any successor statute thereto.

                                   ARTICLE VI
               INDEMNIFICATION OF OFFICERS, DIRECTORS, AND OTHERS

    To the fullest extent permitted by the Nevada Revised Statutes or any other applicable law as now in effect or as it may hereafter be amended, the Corporation shall indemnify directors and may indemnify officers, employees, or agents of the Corporation to the extent authorized by the Board of Directors and in the manner set forth in the bylaws of the Corporation. Notwithstanding anything to the contrary contained in these articles, no amendment or repeal of the provisions of this Article or related provisions in the bylaws of the Corporation shall be adopted unless it is approved by the vote of two-thirds of the Common Stock or other securities of the Corporation entitled to vote generally for the election of directors.

                                  ARTICLE VII
                               STOCKHOLDER ACTION

     Any action which may be taken at any annual or special meeting of stockholders may be taken only upon the vote of the stockholders at an annual or special meeting duly called and may not be taken without a meeting and without prior notice by written consent of the stockholders. Notwithstanding anything to the contrary contained in these articles, no amendment or repeal of the provisions of this Article or related provisions in the bylaws of the Corporation shall be adopted unless it is approved by the vote of holders of two-thirds of the Common Stock or other securities of the Corporation entitled to vote generally for the election of directors.

                                  ARTICLE VIII
                            MEETINGS OF STOCKHOLDERS

     Subject to the rights of the holders of any series of Preferred Stock, special meetings of stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution duly adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies.

                                   ARTICLE IX
                           BUSINESS AT ANNUAL MEETING

     At an annual meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been brought before the annual meeting (a) by, or at the direction of, a majority of the directors, or (b) by any stockholder of the Corporation who provides at least 30 days advance written notice in compliance with the notice procedures set forth in the bylaws of the Corporation. Notwithstanding anything to the contrary contained in these articles, no amendment or repeal of the provisions of this Article or related provisions in the bylaws of the Corporation shall be adopted unless it is approved by the vote of two-thirds of the Common Stock or other securities of the Corporation entitled to vote generally for the election of directors .

                                   ARTICLE X
                      ACQUISITION OF CONTROLLING INTEREST

     The provisions of the Nevada Revised Statutes pertaining to the acquisition of a controlling interest of the issued and outstanding shares of the Corporation, section 78.378 et. seq., of the Nevada Revised Statutes, shall not be applicable to the acquisition of a controlling interest of the securities of the Corporation. This election is made in accordance with the provisions of section 78.378 of the Nevada Revised Statutes.

                                   ARTICLE XI
                 STOCK REPURCHASES FROM INTERESTED STOCKHOLDERS

          (a) Vote Required for Certain Acquisitions of Securities. Except as set forth in paragraph (b) of this Article, in addition to any affirmative vote of stockholders required by any provision of law, the articles of incorporation, or bylaws of the Corporation, or any policy adopted by the Board of Directors, neither the Corporation nor any Subsidiary (as defined above) shall knowingly effect any direct or indirect purchase or other acquisition of any equity security of a class of securities which is registered pursuant to section 12 of the Exchange Act issued by the Corporation at a price which is in excess of the Market Price (as defined below) of such equity security on the date that the understanding to effect such transaction is entered into by the Corporation (whether or not such transaction is concluded or a written agreement relating to such transaction is executed on such date, and such date to be conclusively established by determination of the Board of Directors), from any Interested Stockholder (as defined below) who has beneficially owned such securities for less than three years prior to the date of such purchase, without the affirmative vote of the holders of the Voting Stock which represent at least two-thirds of the outstanding Common Stock and any other securities of the Corporation entitled to vote generally for the election of directors ("Voting Stock"), excluding Voting Stock beneficially owned by such Interested Stockholder. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or any agreement with any national securities exchange, or otherwise.

          (b) When a Vote is Not Required. The provisions of paragraph (a) of this Article shall not be applicable with respect to:

               (i) any purchase, acquisition, redemption, or exchange of such equity securities, the purchase, acquisition, redemption, or exchange of which is provided for in the Corporation's articles of incorporation;

               (ii) any purchase or other acquisition of equity securities made as part of a tender or exchange offer by the Corporation to purchase securities of the same class made on the same terms to all holders of such securities and complying with the applicable requirements of the Exchange Act and the rules and regulations thereunder (or any successor provisions to such Act, rules, or regulations);

               (iii) an open market stock purchase program approved by a majority of those members of the Board of Directors who were duly elected and acting members of the Board of Directors prior to the time such Interested Stockholder became such; or

               (iv) any purchase, acquisition, redemption, or exchange of such equity securities, the purchase, acquisition, redemption, or exchange of which is provided by an executive compensation plan, including any employment agreement or stock option agreement, approved by the Board of Directors or a committee of non-employee directors.

          (c) Certain Definitions. For purposes of this Article, the following terms shall have the following meanings:

               (i) "Interested Stockholder" shall mean any Person (other than the Corporation or any Subsidiary) that is the direct or indirect Beneficial Owner (as defined in rule 13d-3 and rule 13d-5 of the General Rules and Regulations under the Exchange Act as in effect on the date of the adoption of these provisions by the stockholders of the Corporation) of more than 10% of the aggregate Voting Stock, and any Affiliate or Associate (as such terms are defined in rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of the adoption of these provisions by the stockholders of the Corporation) of any such Person. For the purpose of determining whether a Person is an Interested Stockholder, the outstanding Voting Stock shall include unissued shares of voting stock of the corporation of which the Interested Stockholder is the Beneficial Owner, but shall not include any other shares of Voting Stock of the Corporation which may be issuable pursuant to any agreement, arrangement, or understanding, or upon exercise of conversion rights, warrants, or options, or otherwise, to any Person who is not the Interested Stockholder.

               (ii) "Market Price" of shares of a class of an equity security of the Corporation on any day shall mean the highest closing sale price (regular way) of shares of such class of such equity security during the 30 day period immediately preceding such day, on the largest principal national securities exchange on which such class of stock is then listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, then the highest reported closing sale price for such shares in the over-the-counter market as reported on the Nasdaq Stock Market, or if such sale prices shall not be reported thereon, the highest closing bid price so reported, or, if such price shall not be reported thereon, as the same shall be reported by the National Quotation Bureau Incorporated, or if the price is not determinable as set forth above, as determined in good faith by the Board of Directors.

          (d) Amendment or Repeal. Notwithstanding anything to the contrary contained in these articles, no amendment or repeal of the provisions of this Article or related provisions in the bylaws of the Corporation shall be adopted unless it is approved by the vote of two-thirds of the Common Stock or other securities of the Corporation entitled to vote generally for the election of directors.

                                  ARTICLE XII
                 POWER OF BOARD TO OPPOSE CERTAIN TRANSACTIONS
          (a) Factors to Consider. The Board of Directors may oppose a tender or other offer for the Corporation's securities, whether the offer is in cash or in the securities of a corporation or otherwise, or any other Business Combination (as defined below) if the directors, by a majority vote of a quorum, determine that the offer or Business Combination is opposed to or not in the best interests of the Corporation. When considering whether to oppose an offer or Business Combination, the Board of Directors may, but is not legally obligated to, consider any relevant factors, including those factors specifically enumerated under section
     78.138 of the Nevada Revised Statutes. By way of illustration, but not limitation, the Board of Directors may, but shall not be legally obligated to, consider any and all of the following: (i) whether the offer price is acceptable based on the historical and present operating results or financial condition of the Corporation, or based on the current value of the Corporation in a freely negotiated transaction; whether a more favorable price could be obtained for the Corporation's securities in the future; (ii) the social, legal and economic impact which an acquisition of the Corporation would have on the employees, suppliers, creditors, and customers of the Corporation and any Subsidiary (as defined above) and on the community or communities in which the Corporation and its Subsidiaries do business; (iii) the economy of the states and of the nations in which the Company and its Subsidiaries do business; (iv) the reputation, character, integrity, business philosophy, financial status and business practices of the offeror and its management and affiliates and as they would affect the employees, suppliers, creditors, and customers of the Corporation and its Subsidiaries and the future value of the Corporation's stock; (v) the value of the securities, if any, which the offeror is offering in exchange for the Corporation's securities, based on an analysis of the worth of the Corporation as compared to the corporation or other entity whose securities are being offered; (vi) any antitrust or other legal and regulatory issues that are raised by the offer; (vii) the possibility that the interests of the Corporation's stockholders may be best served by the continued independence of the Corporation; (viii) the possible effects of the Business Combination on the Corporation's then existing relationships with any foreign government or nation in which the Corporation and its Subsidiaries do business or hold property interests and rights; (ix) whether the amount or nature of indebtedness or other obligations to which the Corporation may become subject in connection with the Business Combination provides reasonable grounds to believe that within a reasonable time: (A) the assets of the Corporation or any successor would be or become less than its liabilities, (B) the Corporation or any successor would be or become insolvent; or (C) any voluntary or involuntary proceeding under the federal bankruptcy laws concerning the Corporation or any successor corporation would be commenced by any person; and (x) any other relevant factors, including the long-term as well as the short-term interests of the Corporation and its stockholders, whether or not such other factors are monetary or non-monetary in nature, or are stockholder or non-stockholder considerations.

          (b) Permitted Action. If the Board of Directors determines that an offer should be rejected, it may take any lawful action to accomplish its purpose, including, but not limited to, any or all of the following: advising stockholders not to accept the offer; litigation against the offeror; filing complaints with all governmental and regulatory authorities; acquiring the Corporation's securities; selling or otherwise issuing authorized but unissued securities or treasury stock or granting options with respect thereto including, without limitation, creating a so-called "poison pill" defense (including both put and call poison pills), "rights plan" or any other anti-takeover defense permitted under the articles of incorporation and under state law; refusing to redeem any outstanding "poison pill" right or option or refusing to remove any other barriers to the offer; acquiring a company to create an antitrust or other regulatory problem for the offeror; establishing employee stock ownership plans; and obtaining a more favorable offer from another individual or entity.

          (c) Certain Definitions. For purposes of this Article, the following terms shall have the following meanings:

               (i) "Interested Stockholder" shall mean any Person (other than the Corporation or any Subsidiary) that is the direct or indirect Beneficial Owner (as defined in rule 13d-3 and rule 13d-5 of the General Rules and Regulations under the Exchange Act as in effect on the date of the adoption of these provisions by the stockholders of the Corporation) of more than 10% of the aggregate voting power of the Common Stock or other securities of the Corporation entitled to vote generally for the election of directors ("Voting Stock"), and any Affiliate or Associate (as such terms are defined in rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of the adoption of these provisions by the stockholders of the Corporation) of any such Person. For the purpose of determining whether a Person is an Interested Stockholder, the outstanding Voting Stock shall include unissued shares of Voting Stock of the Corporation of which the Interested Stockholder is the Beneficial Owner, but shall not include any other shares of Voting Stock of the Corporation which may be issuable pursuant to any agreement, arrangement, or understanding, or upon exercise of conversion rights, warrants, or options, or otherwise, to any Person who is not the Interested Stockholder.

               (ii) "Business Combination" shall mean (A) any merger, consolidation, or share exchange of the Corporation or any of its Subsidiaries within or into an Interested Stockholder, in each case irrespective of which corporation or company is to be the surviving entity; (B) any sale, lease, exchange, mortgage, pledge, transfer, or other disposition to or with an Interested Stockholder (in a single transaction or a series of related transactions) of all or a substantial part of the assets of the Corporation (including, without limitation, any securities of a Subsidiary of the Corporation) or all or a substantial part of the assets of any of its Subsidiaries; (C) any sale, lease, exchange, mortgage or pledge, transfer, or other disposition to or with the Corporation, or to or with any of its Subsidiaries (in a single transaction or series of related transactions) of all or a substantial part of the assets of an Interested Stockholder; (D) the issuance or transfer by the Corporation or any of its Subsidiaries of any securities of the Corporation or any of its Subsidiaries to an Interested Stockholder (other than an issuance or transfer of securities which is effected on a pro rata basis to all stockholders of the Corporation); (E) any acquisition by the Corporation or any of its Subsidiaries of any securities issued by an Interested Stockholder; (F) any recapitalization or reclassification of shares of any class of voting stock of the Corporation or any merger or consolidation of the Corporation with any of its Subsidiaries which would have the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of capital stock of the Corporation (or any securities convertible into any class of such capital stock) owned by any Interested Stockholder; (G) any merger or consolidation of the Corporation with any of its Subsidiaries after which the provisions of this Article shall not appear in the articles of incorporation (or the equivalent charter documents) of the surviving entity; (H) any plan or proposal for the liquidation or dissolution of the Corporation; and (I) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Combination. Whether or not any proposed sale, lease, exchange, mortgage, pledge, transfer, or other disposition of part of the assets of any entity involves a "substantial part" of the assets of such entity shall be conclusively determined by a two-thirds vote of the Board of Directors; provided, however, that assets involved in any single transaction or series of related transactions having an aggregate fair market value, as determined by the Board of Directors, of more than 15% of the total consolidated assets of an entity and its subsidiaries as at the end of such entity's last full fiscal year prior to such determination shall always be deemed to constitute a "substantial part."

          (d) Effect on Directors' Power and Liability. Nothing contained herein shall be deemed to limit or restrict the powers of the Board of Directors, or to enlarge the duties of the Board of Directors, as provided in Nevada law, or to create director liability for taking any action authorized hereunder.

          (e) Amendment or Repeal. Notwithstanding anything to the contrary contained in these articles, no amendment or repeal of the provisions of this Article or related provisions in the bylaws of the Corporation shall be adopted unless it is approved by the vote of two-thirds of the Common Stock or other securities of the Corporation entitled to vote generally for the election of directors.

                                  ARTICLE XIII
                      FAIR PRICE ON BUSINESS COMBINATIONS

          (a) Vote Required. No Business Combination (as defined below) shall be consummated or effected unless such Business Combination shall have been approved by the affirmative vote of the holders of not less than two-thirds of the total voting power of all outstanding shares of Common Stock or other securities of the Corporation entitled to vote generally for the election of directors . Such vote shall be required notwithstanding the fact that no vote for such a transaction may be required by law or that approval by some other percentage of stockholders may be specified by law or in any agreement with any national securities exchange or otherwise. This Article shall not be deemed to affect the provisions of any such law or agreement requiring any vote or approval by the stockholders or directors respecting a proposed Business Combination.

          (b) Vote Not Required. The vote required pursuant to paragraph (a) above shall not be required if either of the following conditions is satisfied, or if, in the case of a Business Combination not involving the receipt of consideration by the holders of the Corporation's outstanding capital stock, the condition specified in subparagraph (i) is met:

               (i) The Continuing Directors (as defined below) shall have expressly approved such Business Combination by a two-thirds vote either in advance of or subsequent to the acquisition of outstanding shares of capital stock of the Corporation that caused the Interested Stockholder involved to become an Interested Stockholder. In determining whether or not to approve any such Business Combination, the Continuing Directors may give due consideration to all factors they consider relevant, including without limitation, those identified in these articles; or

               (ii) All of the following conditions shall have been met:

                    (A) The cash, or fair market value of other consideration, to be received per share by the stockholders of the Corporation in such Business Combination bears the same or a greater percentage relationship to the Market Price of the Corporation's capital stock immediately prior to the announcement of such Business Combination as the highest per share price (including brokerage commissions and/or soliciting dealers' fees) which the Interested Stockholder has theretofore paid for any of the shares of the Corporation's capital stock already owned by it bears to the Market Price of the Common Stock of the Corporation immediately prior to the commencement of acquisition of the Corporation's capital stock by the Interested Stockholder; and

                    (B) The cash, or fair market value of other consideration, to be received per share by the stockholders of the Corporation in such Business Combination (1) is not less than the highest per share price (including brokerage commissions and/or soliciting dealers' fees) paid by the Interested Stockholder in acquiring any of its holdings of the Corporation's capital stock, (2) is not less than the per share Market Price (defined below) of the Common Stock on the date of the announcement of the Combination, and (3) is not less than the earnings per share of capital stock of the Corporation for the four full consecutive fiscal quarters, or the last fiscal year reported, whichever is higher, immediately preceding the record date for solicitation of votes on such Business Combination, multiplied by the higher of either the highest price/earnings multiple of the Corporation during the two years prior to the announcement of such Business Combination or the then price/earnings multiple (if any) of the Interested Stockholder as customarily computed and reported in the financial community; and
                    (C) The per share price to be received by the stockholders must include an additional premium over the value determined in accordance with (a) and (b) above that is equal to the total of

                         (i) the per share equivalent of the value of the Corporation's oil reserves classified as "possible" under the then current criteria of the Society of Petroleum Engineers of the American Institute of Mining Engineers, as of a reasonably practicable date not more than 180 days prior to the record date for solicitation of votes on such Business Combination, as evaluated by a reputable and qualified petroleum engineer as determined by the Company's continuing directors; and

                         (ii) the per share equivalent of 20% of the highest
                    consolidated balance of domestic and foreign cash, cash equivalents, and marketable securities held by the Company at any time during the period commencing on the date the Interested Stockholder first acquired any shares of the Company's capital stock and terminating on the 15th day prior to the date on which the proxy statement referred to in (E) below is scheduled to be mailed to the public stockholders of the Corporation; and

                    (D) After the Interested Stockholder has acquired a 10% interest and prior to the consummation of such Business
               Combination: (1) the Interested Stockholder shall have taken steps to ensure that the Corporation's Board of Directors includes at all times representation by Continuing Directors proportionate to the shareholdings of the Corporation's public stockholders not affiliated with the Interested Stockholder (with a Continuing Director to occupy any resulting fractional board position); (2) there shall have been no change in the amount per share payable or paid as dividends on the Corporation's capital stock, except as may have been approved by a unanimous vote of the directors; (3) the Interested Stockholder shall not have acquired any newly issued shares of stock, directly or indirectly, from the Corporation (except upon conversion of convertible securities acquired by it prior to obtaining a 10% interest or as a result of a pro rata stock dividend or stock split); and (4) the Interested Stockholder shall not have acquired any additional shares of the Corporation's outstanding capital stock or securities convertible into capital stock, except as a part of the transaction which results in the Interested Stockholder acquiring its 10% interest; and

                    (E) The Interested Stockholder shall not have (1) received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges, or other financial assistance or tax credits provided by the Corporation, or (2) made any major change in the Corporation's business or equity capital structure without the unanimous approval of the directors, in either case prior to the consummation of such Business Combination; and

                    (F) Prior to the consummation of any Business Combination and prior to any vote of the Corporation's stockholders under paragraph (a) of this Article, a proxy statement or information statement complying with the requirements of the Exchange Act shall have been mailed to all stockholders of the Corporation for the purpose of informing the Corporation's stockholders about such proposed Business Combination and, if their approval is required by paragraph (a) of this Article, for the purpose of soliciting stockholder approval of such Business Combination. Such proxy statement or information statement shall contain at the front thereof, in a prominent place, a statement by the Continuing Directors of their position on the advisability (or inadvisability) of the proposed Business Combination and, if deemed advisable by a majority of the Continuing Directors, an opinion of a reputable investment banking firm as to the fairness (or not) of the terms of such Business Combination, from the point of view of the remaining stockholders of the Corporation (such investment banking firm to be selected by a majority of the Continuing Directors and to be paid a reasonable fee for their services by the Corporation).

          (c) Certain Definitions. For purposes of this Article, the following terms shall have the following meanings:

               (i) The term "Continuing Director" shall mean any director of the Corporation who was a director prior to the time the Interested Stockholder became such, and any other director whose election as a director was recommended or approved by a majority of Continuing Directors. Any action required to be taken by vote of the Continuing Directors shall be effective only if taken at a meeting at which two-thirds of the Continuing Directors capable of exercising the powers conferred upon them under the provisions of these articles of incorporation or the bylaws of the Corporation or by law are present.

               (ii) "Interested Stockholder" shall mean any Person (other than the Corporation or any Subsidiary) that is the direct or indirect Beneficial Owner (as defined in rule 13d-3 and rule 13d-5 of the General Rules and Regulations under the Exchange Act as in effect on the date of the adoption of these provisions by the stockholders of the Corporation) of more than 10% of the aggregate voting power of the Common Stock or other securities of the Corporation entitled to vote generally for the election of directors ("Voting Stock"), and any Affiliate or Associate (as such terms are defined in rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of the adoption of these provisions by the stockholders of the Corporation) of any such Person. For the purpose of determining whether a Person is an Interested Stockholder, the outstanding Voting Stock shall include unissued shares of voting stock of the corporation of which the Interested Stockholder is the Beneficial Owner, but shall not include any other shares of Voting Stock of the Corporation which may be issuable pursuant to any agreement, arrangement, or understanding, or upon exercise of conversion rights, warrants, or options, or otherwise, to any Person who is not the Interested Stockholder.

               An Interested Stockholder shall be deemed to have acquired a share of the capital stock of the Corporation at the time when such Interested Stockholder became the Beneficial Owner thereof. With respect to shares owned by Affiliates or Associates of an Interested Stockholder or other person whose ownership is attributed to an Interested Stockholder, for purposes of subparagraph (ii) of this paragraph (c), such Interested Stockholder shall be deemed to have purchased such shares at the higher of (A) the price paid upon the acquisition thereof by the Affiliate, Associate, or other person who owns such shares, or (B) the Market Price of the shares in question at the time when the Interested Stockholder became the Beneficial Owner thereof.
               (iii) "Business Combination" shall mean (A) any merger, consolidation, or share exchange of the Corporation or any of its Subsidiaries within or into an Interested Stockholder, in each case irrespective of which corporation or company is to be the surviving entity; (B) any sale, lease, exchange, mortgage, pledge, transfer, or other disposition to or with an Interested Stockholder (in a single transaction or a series of related transactions) of all or a substantial part of the assets of the Corporation (including, without limitation, any securities of a Subsidiary of the Corporation) or all or a substantial part of the assets of any of its Subsidiaries; (C) any sale, lease, exchange, mortgage, or pledge, transfer, or other disposition to or with the Corporation, or to or with any of its Subsidiaries (in a single transaction or series of related transactions) of all or a substantial part of the assets of an Interested Stockholder; (D) the issuance or transfer by the Corporation or any of its Subsidiaries of any securities of the Corporation or any of its Subsidiaries to an Interested Stockholder (other than an issuance or transfer of securities which is effected on a pro rata basis to all stockholders of the Corporation); (E) any acquisition by the Corporation or any of its Subsidiaries of any securities issued by an Interested Stockholder; (F) any recapitalization or reclassification of shares of any class of voting stock of the Corporation or any merger or consolidation of the Corporation with any of its Subsidiaries which would have the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of capital stock of the Corporation (or any securities convertible into any class of such capital stock) owned by any Interested Stockholder; (G) any merger or consolidation of the Corporation with any of its Subsidiaries after which the provisions of this Article shall not appear in the articles of incorporation (or the equivalent charter documents) of the surviving entity; (H) any plan or proposal for the liquidation or dissolution of the Corporation; and (I) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Combination. Whether or not any proposed sale, lease, exchange, mortgage, pledge, transfer, or other disposition of part of the assets of any entity involves a "substantial part" of the assets of such entity shall be conclusively determined by a two-thirds vote of the Board of Directors; provided, however, that assets involved in any single transaction or series of related transactions having an aggregate fair market value, as determined by the Board of Directors, of more than 15% of the total consolidated assets of an entity and its subsidiaries as at the end of such entity's last full fiscal year prior to such determination shall always be deemed to constitute a "substantial part."

               (iv) "Market Price" of shares of a class of an equity security of the Corporation on any day shall mean the highest closing sale price (regular way) of shares of such class of such equity security during the 30 day period immediately preceding such day, on the largest principal national securities exchange on which such class of stock is then listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, then the highest reported closing sale price for such shares in the over-the-counter market as reported on the Nasdaq Stock Market, or if such sale prices shall not be reported thereon, the highest closing bid price so reported, or, if such price shall not be reported thereon, as the same shall be reported by the National Quotation Bureau Incorporated, or if the price is not determinable as set forth above, as determined in good faith by the Board of Directors.
          (d) No proposal to amend or repeal this Article may be authorized and approved except by the affirmative vote of the holders of voting stock entitling them to exercise two-thirds of the voting power of the Corporation voting together as a class, unless required to vote separately by law or by other provisions of these articles of incorporation or by the terms of the stock entitling them to vote and, if a proposal upon which holders of shares of a particular class or classes are so required to vote separately, then by the affirmative vote of the holders of shares entitling them to exercise two-thirds of the voting power of each such class or classes; provided, however, that the provisions of this paragraph (d) shall not apply to any such amendment or repeal of this Article that has been favorably recommended to the stockholders by resolution of the Board of Directors adopted by a two-thirds vote of the Continuing Directors, in which case any such amendment or repeal of this Article may be authorized and approved by the affirmative vote of such number of the holders of voting stock as may be required by law.

          (e) Amendment or Repeal. Notwithstanding anything to the contrary contained in these articles, no amendment or repeal of the provisions of this Article or related provisions in the bylaws of the Corporation shall be adopted unless it is approved by the vote of two-thirds of the Common Stock or other securities of the Corporation entitled to vote generally for the election of directors (the "Voting Stock").

                                  ARTICLE XIV
                     REGISTERED OFFICE AND REGISTERED AGENT

    The address of the Corporation's registered office and the name of the registered agent at that address in the state of Nevada is:

                         The Corporation Trust Company of Nevada
                         One East First Street
                         Reno, Nevada  89501

Either the registered office or the registered agent may be changed in the manner provided for by law.

                                   ARTICLE XV
                                   AMENDMENTS

     The Corporation reserves the right to amend, alter, change, or repeal all or any portion of the provisions contained in these articles of incorporation from time to time in accordance with the laws of the state of Nevada, and all rights conferred on stockholders herein are granted subject to this reservation.

                                  ARTICLE XVI
                        ADOPTION OR AMENDMENT OF BYLAWS

     The bylaws of the Corporation shall be adopted by the Board of Directors. The power to alter, amend, or repeal the bylaws or adopt new bylaws shall be vested in the Board of Directors, but the stockholders of the Corporation may also alter, amend, or repeal the bylaws or adopt new bylaws. The bylaws may contain any provisions for the regulation or management of the affairs of the Corporation not inconsistent with the laws of the state of Nevada now or hereafter existing.

                                  ARTICLE XVII
                        REDEMPTION OF SHAREHOLDER RIGHTS

     Rights issued pursuant to any shareholders' rights plan(s) may only be redeemed by the Board of Directors' Rights Redemption Committee, a subcommittee of the Board of Directors that is appointed by the Board of Directors and is constituted entirely of at least three Continuing Directors, at least a majority of whom are not employees of the Corporation. For purposes of this Article, the term "Continuing Director" means any duly constituted director of the Corporation who was a director prior to the time the Interested Stockholder became such, and any other director whose election or appointment as a director was recommended for approval by a majority of Continuing Directors. For the purposes of this definition, the term "employee" means any person who is currently or who has been during the preceding 12 months a full-time employee of the Company. In the event of the failure or refusal of the Board of Directors to duly appoint a Rights Redemption Committee, then the persons constituting the Audit Committee of the Board of Directors shall also constitute the Rights Redemption Committee. Any action required to be taken by vote of the Continuing Directors shall be effective only if taken at a meeting at which two-thirds of the Continuing Directors capable of exercising the powers conferred upon them under the provisions of these articles of incorporation or the bylaws of the Corporation or by law are present.

     Any bylaw subsequently adopted by the shareholders requiring the Board of Directors, or a subcommittee thereof, to redeem rights issued pursuant to any shareholders' rights plans then outstanding must be adopted by the vote of stockholders representing not less than two-thirds of the Common Stock or other securities of the Corporation entitled to vote generally for the election of directors.

     Notwithstanding anything to the contrary contained in these articles, no amendment or repeal of the provisions of this Article or related provisions in the bylaws of the Corporation shall be adopted unless it is approved by the vote of two-thirds of the Common Stock or other securities of the Corporation entitled to vote generally for the election of directors.
                                 ARTICLE XVIII
                               CURRENT DIRECTORS

     The name and address of each person who currently serves as a director of the Corporation, to each serve until the expiration of his or her respective term and until his or her successor is elected and shall qualify, is as follows:

Name                     Address

David N. Pierce          3006 Highland Drive, Suite 206
                         Salt Lake City, Utah 84106

Andrew W. Pierce         3006 Highland Drive, Suite 206
                         Salt Lake City, Utah 84106

Scott J. Duncan          3006 Highland Drive, Suite 206
                         Salt Lake City, Utah 84106

Thomas B. Lovejoy        48 Burying Hill Road
                         Greenwich, Connecticut 06831

Peter L. Raven           12 Old Stone Hill Road
                         Poundridge, New York 10576

Jay W. Decker            7640 South Polo Ridge Drive
                         Littleton, CO 80123

Jerzy B. Maciolek        1834 Mayweather
                         Houston, TX 77469

3.   The amendments set forth in paragraph 2. were adopted on June   , 1997.
                                                                   --

4.   On June    , 1997, the Corporation had           shares of issued and
             ---                            ---------
outstanding Common Stock of which:

 [To be completed with number of shares voted for, against, and abstaining with respect to each proposal ]

     The undersigned affirms and acknowledges, under penalties of perjury, that the foregoing instrument is my act and deed and that the facts stated herein are true.

     DATED this       day of June, 1997.
                -----

                                FX ENERGY, INC.


                                By: